UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS

                (Name of Registrant as Specified in Its Charter)

       ------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transactions applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                          200 PUBLIC SQUARE, 5TH FLOOR
                               CLEVELAND, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS                       ALLEGIANT FIXED INCOME FUNDS
BALANCED ALLOCATION FUND                     BOND FUND
INTERNATIONAL EQUITY FUND                    GOVERNMENT MORTGAGE FUND
LARGE CAP CORE EQUITY FUND                   HIGH YIELD BOND FUND
LARGE CAP GROWTH FUND                        INTERMEDIATE BOND FUND
LARGE CAP VALUE FUND                         LIMITED MATURITY BOND FUND
MID CAP VALUE FUND                           TOTAL RETURN ADVANTAGE FUND
MULTI-FACTOR SMALL CAP CORE FUND             ULTRA SHORT BOND FUND
MULTI-FACTOR SMALL CAP GROWTH FUND
MULTI-FACTOR SMALL CAP VALUE FUND            ALLEGIANT TAX EXEMPT BOND FUNDS
S&P 500 INDEX FUND                           INTERMEDIATE TAX EXEMPT BOND FUND
SMALL CAP CORE FUND                          MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                                             OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                                             PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                                             ALLEGIANT MONEY MARKET FUNDS
                                             GOVERNMENT MONEY MARKET FUND
                                             MONEY MARKET FUND
ALLEGIANT ADVANTAGE FUNDS                    OHIO MUNICIPAL MONEY MARKET FUND
INSTITUTIONAL MONEY MARKET FUND              PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND   TAX EXEMPT MONEY MARKET FUND
INSTITUTIONAL TREASURY MONEY MARKET FUND     TREASURY MONEY MARKET FUND

                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 17, 2009

                                   ----------

To the Shareholders:

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of each Fund of the Trusts will be held on December 17, 2009 at 10:00 a.m., Eastern Time, at the offices of the Trusts' co-administrator, PNC Global Investment Servicing, at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Meeting is being held to consider and vote on the following proposals:

     Proposal 1   To approve the election of Trustees to the Boards of Trustees of the Trusts.

     Proposal 2   To approve the reorganization ("Redomestication") of each
                  Trust from a Massachusetts business trust into a Delaware statutory trust pursuant to an Agreement and Plan of Reorganization, Conversion and Termination ("Plan").

     Proposal 3   To approve a new investment advisory agreement with PNC
                  Capital Advisors, LLC for each Fund of the Trusts.

     Proposal 4   To approve the Amended and Restated Rule 12b-1 Distribution
                  Plan for Class A Shares.

Shareholders of record of each Fund at the close of business on October 7, 2009 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above.

Shareholders are invited to attend in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or vote via telephone or the Internet by following the instructions on the attached proxy card. If you have any questions before you vote, please contact the Funds by calling Allegiant Funds toll-free at 1-800-622-FUND (3863) or Allegiant Advantage Funds toll-free at 1-800-364-4890.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12 P.M. (EASTERN TIME) ON DECEMBER 16, 2009.

                   IMPORTANT NOTICE REGARDING THE AVAILABILITY
               OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2009

     THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE FUNDS' WEBSITE AT www.allegiantfunds.com.

By Order of the Boards of Trustees

John F. Durkott
President
Allegiant Funds
Allegiant Advantage Funds
October 19, 2009

                                IMPORTANT NOTICE
                              FOR FUND SHAREHOLDERS

     At a Special Meeting of each Fund of the Trusts to be held on December 17, 2009, shareholders of record will have the opportunity to vote on the proposals relating to the Funds. We recommend that you read the enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing these proposals.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT

Q.   WHY ARE THE FUNDS HOLDING A SPECIAL MEETING?

A. As described in the Proxy Statement, you are being asked to approve the election of the Trustees who oversee the Funds, to approve a new investment advisory agreement with PNC Capital Advisors, LLC for each Fund of the Trusts, to change each Trust from a Massachusetts business trust to a Delaware statutory trust, and to approve the Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares.

     On September 29, 2009, Allegiant Asset Management Company ("Allegiant"), the former investment adviser to the Trusts, merged with PNC Capital Advisors, Inc. ("PNC Capital"), its affiliate, to form PNC Capital Advisors, LLC (the "New Adviser"). Allegiant became an affiliate of PNC Capital upon the acquisition of its parent company, National City Corporation, by The PNC Financial Services Group, Inc. ("PNC") on December 31, 2008. PNC subsequently determined to consolidate the institutional and mutual fund investment advisory operations of Allegiant with PNC Capital to form the New Adviser. Because the portfolio management teams, principal executive officers and directors of the New Adviser will differ in part from the portfolio management teams, principal executive officers and directors of Allegiant, the Merger may be considered to result in an assignment and termination of each Fund's advisory agreement with Allegiant. Under Rule 2a-6 of the Investment Company Act of 1940 ("1940 Act") a transaction that results in a change of actual control or management is an assignment. Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. Shareholders of each Fund, voting separately, are required to vote to approve each Fund's new advisory contract with the New Adviser so that each Fund may continue to receive advisory services.

     Allegiant Funds has entered into an Agreement and Plan of Reorganization ("Reorganization") with the PNC Funds, Inc. ("PNC Funds") whereby the portfolios of PNC Funds will be merged into Allegiant Funds. Your Trustees determined that the Reorganization is in the best interests of Allegiant Fund shareholders and will not dilute the interests of existing Allegiant Fund shareholders. PNC Fund shareholders are required to vote on the Reorganization. Allegiant shareholders are not required to vote on the Reorganization. One of the conditions of the Reorganization is the formation of a new combined board of trustees comprised of Allegiant trustees and former PNC Funds trustees. Allegiant shareholders are required to vote to approve the new board of trustees.

     Your Board of Trustees believes the Trusts will operate more efficiently if they are Delaware statutory trusts. The Delaware laws provide more ease of operation for investment companies, among other things, in terms of overall communications and implementation of Board action.

     Shareholders of Class A Shares are being asked to approve a change in the Distribution Plan from a reimbursement plan to a compensation plan. Your Board believes that this will likely increase distribution opportunities for the Class.

Q.   WHO IS PAYING FOR EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?

A. The expenses, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the New Adviser or one of its affiliates. Expenses are currently estimated at $190,000 for Allegiant Funds and $10,000 for the Allegiant Advantage Funds.

Q.   HOW DO I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and Internet voting. If you need assistance, or have any questions regarding the proxy or how to vote your shares, please call Allegiant Funds at 1-800-622-FUND
     (3863) or Allegiant Advantage Funds at 1-800-364-4890.

                   QUESTIONS AND ANSWERS RELATED TO PROPOSAL 1

Q.   WHO ARE THE NOMINEES FOR ELECTION AS TRUSTEES?

A. Five incumbent Trustees, Robert D. Neary, Dorothy A. Berry, Kelley J. Brennan, Richard W. Furst and Dale C. LaPorte, and three additional nominees, L. White Matthews, III, Edward D. Miller, Jr. and John R. Murphy, all former directors of PNC Funds, are standing for election to the Boards of Allegiant Funds and Allegiant Advantage Funds. It is anticipated that Messrs. Neary and Murphy will serve as Co-Chairmen of the Board if elected. The election of the new Trustees and Co-Chairmen will be effective upon the consummation of the Reorganization. Certain privately offered registered funds "PNC Alternative Funds" will also vote on the election of the same individuals as its Board of Trustees. Information about each of the nominees is set forth in the Proxy Statement.

Q.   HOW MANY OF THE NOMINEES WILL BE "INDEPENDENT" TRUSTEES IF ELECTED?

A. All of the nominees will be independent trustees if elected by the shareholders. Independent trustees have no affiliation with the New Adviser or with the Funds, apart from any personal investments they choose to make in the Funds as private individuals. Independent trustees play a critical role in overseeing Fund operations and representing the interests of each Fund's shareholders.

Q.   HOW ARE THE BOARDS OF THE FUNDS STRUCTURED?

A. The Funds are grouped into two Trusts, the Allegiant Funds and the Allegiant Advantage Funds. Each Trust is made up of multiple Funds. Funds that are part of the same Trust elect their Trustees on a joint basis. The same individuals currently serve as Trustees of each Trust and if the nominees are elected, a new group of identical Trustees will constitute the Board of each Trust. There are important benefits in having the Board of each Trust include the same individuals. Service on each Board gives the Trustees greater familiarity with operations that are common to all Funds and permits the Trustees to address common issues on a knowledgeable and consistent basis. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having a different Board of Trustees for each Trust. While there are many areas of common interest between the two Trusts and among the Funds, the Trustees recognize that they are responsible for exercising their responsibilities at all times on a Fund-by-Fund basis.

Q.   HOW LONG WILL EACH TRUSTEE SERVE?

A. If elected, each Trustee will serve until he or she resigns, retires, or is removed from the Board as provided in the Fund's governing documents. A trustee may be removed from the Board by a shareholder vote representing two-thirds of the total net asset value of all Fund shares under the same Trust. If a nominee is unable to accept election, or subsequently leaves a Board before the next election, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

Q.   HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A. After careful consideration, each Board, including all of the Independent trustees, unanimously recommends that you vote FOR all of the Proposals on the enclosed proxy card.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. We encourage all shareholders to participate in the governance of the Funds. Because your Fund is a portfolio of either the Allegiant Funds or Allegiant Advantage Funds, your vote will be counted together with the votes of shareholders of the other portfolios of that Trust, voting as a single class in the election of Trustees. Election of each nominee requires a plurality of the shares voted at the Meeting. The eight nominees to each Board who receive the highest number of votes cast at the Meeting will be elected as Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet that Trust's quorum requirements.

     In addition, your immediate response on the enclosed proxy will help save the costs of any further solicitations.

                   QUESTIONS AND ANSWERS RELATED TO PROPOSAL 2

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED REORGANIZATION OF THE TRUSTS INTO DELAWARE STATUTORY TRUST?

A. The Board of each Trust believes that operating as a Delaware statutory trust ("DE Trust") will result in greater efficiencies of operations because of the modern and flexible trust instrument based on Delaware law.

Q.   WILL THE REDOMESTICATION CHANGE THE NATURE OF MY INVESTMENT?

A. If the Redomestication plan is approved by the shareholders of a Trust, each Fund in the Trust would continue to have the same investment objective, policies and restrictions. Each Trust would have the same Board of Trustees and the same principal service providers such as the investment adviser, principal underwriter, co-administrator, auditors and custodian.

NOTE: IF THE REDOMESTICATION IS APPROVED, IT WILL ALSO BE DEEMED APPROVAL OF THE TRUSTEES NAMED IN PROPOSAL 1 AND ADVISORY AGREEMENTS DESCRIBED IN PROPOSAL 3 FOR EACH NEW DELAWARE STATUTORY TRUST.

                   QUESTIONS AND ANSWERS RELATED TO PROPOSAL 3

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENTS?

A. The 1940 Act, which regulates investment companies such as the Trusts, requires a vote on an advisory agreement whenever there is a change in control or management of an investment company's adviser. The services provided by the New Adviser are not expected to be materially different as a result of the Merger. The "change of control or management" that may be deemed to have resulted from the Merger may have constituted an assignment of the Funds' investment advisory agreements with Allegiant, which would cause such agreements to automatically terminate. To ensure continuity of service, we are seeking a new combined investment advisory agreement for each Trust that covers services to all Funds in a Trust. The Trusts have been managed pursuant to interim advisory agreements approved by each Trust's Board of Trustees since the closing of the Merger. The agreements will remain in effect for a period not to exceed 150 days. Compensation earned by the New Adviser between the termination of the investment advisory agreements and shareholder approval of new advisory agreements is being held in an interest-bearing escrow account for a period of up to 150 days from the termination of the investment advisory agreements. The New Adviser will receive its fees if shareholders ratify the advisory agreements.

Q.   HOW WILL THE MERGER AFFECT ME AS A FUND SHAREHOLDER?

A. We do not expect the Merger to affect you as a Fund shareholder. Your Fund and your Fund's investment objective and policies will not change as a result of the Merger. You will still own the same shares in the same Fund. With the exception of the effective dates and time periods of the agreements, the new investment advisory agreements are the same in all material respects as the agreements that they are replacing.

     If shareholders of the Trusts do not approve the investment advisory agreements, the New Adviser will be paid the lesser of the costs incurred in performing its services under its interim advisory agreements or the total amount in the escrow account plus the interest earned. If shareholders do not approve the new investment advisory agreements, the Board Members of the Trusts will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q.   WILL THE INVESTMENT ADVISORY FEES INCREASE AS A RESULT OF THE MERGER?

A. No. The proposals to approve the new agreements do not seek an increase in the investment advisory fees.

                   QUESTIONS AND ANSWERS RELATED TO PROPOSAL 4

Q. WHY ARE CLASS A SHAREHOLDERS BEING ASKED TO APPROVE AN AMENDMENT TO THE DISTRIBUTION PLAN?

A. Class A shareholders are being asked to approve the change in Distribution Plan from a "reimbursement" plan to a "compensation" plan. The maximum allowable payments under the Distribution Plan will not change. The Distribution Plan currently permits the Fund to reimburse service providers for expenses as they are incurred to promote sales of Fund Shares. Your Board believes that a Compensation Plan will be easier to administer and that it will facilitate the Trust's participation in broader mutual fund sales platforms and consequently, possibly increase the assets of the Trust. The Trust will base the compensation paid under the Distribution Plan on arm's length negotiations, subject to the limits of the Plan.

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                          200 PUBLIC SQUARE, 5TH FLOOR
                               CLEVELAND, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS                       ALLEGIANT FIXED INCOME FUNDS
BALANCED ALLOCATION FUND                     BOND FUND
INTERNATIONAL EQUITY FUND                    GOVERNMENT MORTGAGE FUND
LARGE CAP CORE EQUITY FUND                   HIGH YIELD BOND FUND
LARGE CAP GROWTH FUND                        INTERMEDIATE BOND FUND
LARGE CAP VALUE FUND                         LIMITED MATURITY BOND FUND
MID CAP VALUE FUND                           TOTAL RETURN ADVANTAGE FUND
MULTI-FACTOR SMALL CAP CORE FUND             ULTRA SHORT BOND FUND
MULTI-FACTOR SMALL CAP GROWTH FUND
MULTI-FACTOR SMALL CAP VALUE FUND            ALLEGIANT TAX EXEMPT BOND FUNDS
S&P 500 INDEX FUND                           INTERMEDIATE TAX EXEMPT BOND FUND
SMALL CAP CORE FUND                          MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                                             OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                                             PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                                             ALLEGIANT MONEY MARKET FUNDS
                                             GOVERNMENT MONEY MARKET FUND
                                             MONEY MARKET FUND
ALLEGIANT ADVANTAGE FUNDS                    OHIO MUNICIPAL MONEY MARKET FUND
INSTITUTIONAL MONEY MARKET FUND              PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND   TAX EXEMPT MONEY MARKET FUND
INSTITUTIONAL TREASURY MONEY MARKET FUND     TREASURY MONEY MARKET FUND

                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                 PROXY STATEMENT

      JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2009

     Each Trust is organized as a Massachusetts business trust and is a registered investment company. This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Trusts (the "Board") for use at the Joint Special Meeting of Shareholders of each Fund of the Trusts (the "Meeting") to be held on December 17, 2009 at 10:00 a.m. Eastern Time at the offices of the Trusts' co-administrator, PNC Global Investment Servicing (U.S.) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. This Proxy Statement and the accompanying proxy were mailed to shareholders on or about October 19, 2009. The close of business on October 7, 2009 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders are entitled to one (1) vote for each full share held and fractional votes for fractional shares held on the Record Date. The table below shows the net asset value and total outstanding shares of each Fund as of the Record Date:

FUND                                               NET ASSET VALUE   TOTAL NUMBER OF SHARES OUTSTANDING
----                                               ---------------   ----------------------------------
ALLEGIANT FUNDS
   Balanced Allocation Fund
      Class A Shares                                    $ 9.13                   1,590,425.687
      Class C Shares                                    $ 9.08                     142,866.395
      Class I Shares                                    $ 9.11                  15,626,203.022
   International Equity Fund
      Class A Shares                                    $13.14                     899,257.517
      Class C Shares                                    $12.76                      23,651.317
      Class I Shares                                    $13.25                  21,631,492.883
   Large Cap Core Equity Fund
      Class A Shares                                    $ 8.19                     426,747.084
      Class C Shares                                    $ 7.68                      21,669.419
      Class I Shares                                    $ 8.36                   1,596,824.976
   Large Cap Growth Fund
      Class A Shares                                    $12.82                   1,238,215.187
      Class C Shares                                    $11.91                      21,196.878
      Class I Shares                                    $13.08                   8,013,156.782
   Large Cap Value Fund
      Class A Shares                                    $12.05                   2,742,360.582
      Class C Shares                                    $11.88                      24,945.611
      Class I Shares                                    $12.09                  25,554,492.215
   Mid Cap Value Fund
      Class A Shares                                    $10.36                   4,819,859.955
      Class C Shares                                    $10.10                     462,382.099
      Class I Shares                                    $10.48                  10,457,424.465
   Multi-Factor Small Cap Core Fund
      Class A Shares                                    $ 8.26                      35,567.788
      Class C Shares                                    $ 8.26                           1.016
      Class I Shares                                    $ 8.31                   3,401,372.925
   Multi-Factor Small Cap Growth Fund
      Class A Shares                                    $ 8.28                   2,094,153.596
      Class C Shares                                    $ 8.45                      15,594.131
      Class I Shares                                    $ 8.35                   2,043,280.834
   Multi-Factor Small Cap Value Fund
      Class A Shares                                    $ 9.22                   2,200,751.358
      Class C Shares                                    $ 8.31                     216,824.556
      Class I Shares                                    $ 9.97                   2,861,279.768
   S&P 500 Index Fund
      Class A Shares                                    $ 8.35                   2,312,856.243
      Class C Shares                                    $ 8.31                     145,766.809
      Class I Shares                                    $ 8.38                  11,421,896.156

FUND                                               NET ASSET VALUE   TOTAL NUMBER OF SHARES OUTSTANDING
----                                               ---------------   ----------------------------------
   Small Cap Core Fund
      Class A Shares                                    $ 8.74                     197,702.560
      Class C Shares                                    $ 8.41                      85,122.985
      Class I Shares                                    $ 8.86                  18,443,191.341
   Bond Fund
      Class A Shares                                    $10.25                     548,923.471
      Class C Shares                                    $10.23                      39,122.449
      Class I Shares                                    $10.23                  23,106,067.708
   Government Mortgage Fund
      Class A Shares                                    $ 9.62                   1,662,358.901
      Class C Shares                                    $ 9.61                     429,762.231
      Class I Shares                                    $ 9.62                  15,313,337.547
   High Yield Bond Fund
      Class A Shares                                    $ 8.95                      29,643.173
      Class I Shares                                    $ 8.94                   1,404,350.257
   Intermediate Bond Fund
      Class A Shares                                    $11.24                     912,244.522
      Class C Shares                                    $11.27                     124,253.639
      Class I Shares                                    $11.23                  33,034,440.429
   Limited Maturity Bond Fund
      Class A Shares                                    $10.24                     849,200.529
      Class C Shares                                    $10.24                     345,432.891
      Class I Shares                                    $10.21                  14,184,265.583
   Total Return Advantage Fund
      Class A Shares                                    $10.28                     965,341.399
      Class C Shares                                    $10.29                      16,857.668
      Class I Shares                                    $10.27                  13,945,743.628
   Ultra Short Bond Fund
      Class A Shares                                    $10.12                   1,678,080.139
      Class I Shares                                    $10.10                  19,588,846.902
   Intermediate Tax Exempt Bond Fund
      Class A Shares                                    $10.07                     553,732.049
      Class C Shares                                    $10.00                       3,494.240
      Class I Shares                                    $10.04                   5,739,775.975
   Michigan Intermediate Municipal Bond Fund
      Class A Shares                                    $10.12                   1,081,557.425
      Class C Shares                                    $10.15                       8,699.984
      Class I Shares                                    $10.13                   2,631,266.300
   Ohio Intermediate Tax Exempt Bond Fund
      Class A Shares                                    $11.39                   1,119,364.792
      Class C Shares                                    $11.38                      75,870.853
      Class I Shares                                    $11.43                   8,958,690.519
   Pennsylvania Intermediate Municipal Bond Fund
      Class A Shares                                    $10.71                     379,598.294
      Class C Shares                                    $10.70                     211,287.684

FUND                                               NET ASSET VALUE   TOTAL NUMBER OF SHARES OUTSTANDING
----                                               ---------------   ----------------------------------
      Class I Shares                                    $10.69                   2,972,518.967
   Government Money Market Fund
      Class A Shares                                    $ 1.00                 271,328,642.650
      Class I Shares                                    $ 1.00                 696,590,174.950
   Money Market Fund
      Class A Shares                                    $ 1.00                 586,979,848.740
      Class C Shares                                    $ 1.00                     198,947.800
      Class I Shares                                    $ 1.00               1,665,346,380.880
   Ohio Municipal Money Market Fund
      Class A Shares                                    $ 1.00                  71,660,608.480
      Class I Shares                                    $ 1.00                 380,527,831.140
      Class T Shares                                    $ 1.00                          10.000
   Pennsylvania Tax Exempt Money Market Fund
      Class A Shares                                    $ 1.00                  26,744,808.860
      Class I Shares                                    $ 1.00                 104,819,185.540
      Class T Shares                                    $ 1.00                          10.000
   Tax Exempt Money Market Fund
      Class A Shares                                    $ 1.00                 139,168,481.670
      Class I Shares                                    $ 1.00                 679,295,468.240
      Class T Shares                                    $ 1.00                          10.000
   Treasury Money Market Fund
      Class A Shares                                    $ 1.00                 105,887,796.390
      Class I Shares                                    $ 1.00                 341,075,336.120
ALLEGIANT ADVANTAGE FUNDS
   Institutional Money Market Fund
      Advisor Shares                                    $ 1.00                 100,071,511.680
      Institutional Shares                              $ 1.00               1,849,682,131.470
      Service Shares                                    $ 1.00                          10.000
   Institutional Government Money Market Fund
      Advisor Shares                                    $ 1.00                          10.000
      Institutional Shares                              $ 1.00                  15,000,010.000
      Service Shares                                    $ 1.00                          10.000
   Institutional Treasury Money Market Fund
      Advisor Shares                                    $ 1.00                          10.000
      Institutional Shares                              $ 1.00                  15,000,010.000
      Service Shares                                    $ 1.00                          10.000

     All proxies solicited by the Board that are properly executed and received by the Trusts' Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders' instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the respective Trust of revocation in writing, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Meeting. If no instruction is given on a signed and returned proxy, it will be voted "FOR" each proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. The presence in person or by proxy of shareholders of each Trust holding a majority of the total number of votes eligible to be cast by all shareholders of each Trust as of the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trusts as inspectors of election for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

     The following table summarizes the proposals contained in this proxy and the shareholders eligible to vote on the proposal.

PROPOSAL
NUMBER   PROPOSAL DESCRIPTION                                 SHAREHOLDERS ELIGIBLE TO VOTE
-------- --------------------------------------------------   ----------------------------------
1.       Election of eight Trustees of Allegiant Funds for    All Funds of Allegiant Funds, with
         the Massachusetts Business trust and the Delaware    shareholders of all Funds voting
         Statutory trust                                      together as a single class

         Election of eight Trustees of Allegiant Advantage    All Funds of Allegiant Advantage
         Funds for the Massachusetts Business trust and the   Funds, with shareholders of all
         Delaware Statutory trust                             Funds voting together as a single
                                                              class

2.       Redomesticate Allegiant Funds Trust from a           All Funds of Allegiant Funds, with
         Massachusetts business trust to a Delaware           shareholders of all Funds voting
         statutory trust                                      together as a single class

         Redomesticate Allegiant Advantage Funds Trust from   All Funds of Allegiant Advantage
         a Massachusetts business to a Delaware statutory     Funds, with shareholders of all
         trust                                                Funds voting together as a single
                                                              class

3.       Approve a New Advisory Agreement for each Fund of    Each Fund Voting Separately
         the Massachusetts Business trust and each fund of
         the Delaware Statutory trust

4.       Amend and Restate the Class A Distribution Plan      Class A shareholders of all Funds
                                                              voting together as a class

     The Board knows of no business other than that specifically mentioned in the Notice of Joint Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

     In order for Proposal 1 to be adopted by either the Allegiant Funds or the Allegiant Advantage Funds, it must be approved by a plurality of the votes cast by shareholders of the particular Trust. Proposal 2 requires the vote of a majority of the outstanding shares of a Trust. The approval of each new investment advisory agreement with PNC Capital Advisors, LLC ("the New Adviser"), Proposal 3, and the approval of the distribution plan by Class A shareholders, Proposal 4, require the affirmative vote of a majority of the outstanding voting securities of the Fund (or Class) as defined in the Investment Company Act of 1940, as amended ("1940 Act") with each Fund (or Class) voting separately. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund. If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. Any adjournment will require the affirmative vote of a majority of the votes present in person or by proxy at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal. Broker non-votes and abstentions will not be voted on a motion to adjourn the Meeting. The New Adviser or one of its affiliates will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other proposal.

     EACH TRUST'S ANNUAL REPORT DATED MAY 31, 2009 HAS BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF EACH TRUST'S ANNUAL REPORT BY WRITING TO ALLEGIANT FUNDS C/O PNC GLOBAL INVESTMENT SERVICING, P.O. BOX 9795, PROVIDENCE, RI 02940-9795 OR BY CALLING TOLL-FREE 1-800-622-FUND
(3863) AND BY WRITING TO ALLEGIANT ADVANTAGE FUNDS C/O PNC GLOBAL INVESTMENT SERVICING, P.O. BOX 9795, PROVIDENCE, RI 02940-9795 OR BY CALLING TOLL-FREE 1-800-364-4890.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     Shareholders of each Trust are being asked to approve the election of Trustees to the Board of Trustees of each Trust while it is organized as a Massachusetts business trust and to continue as Trustees upon the respective Trust's conversion to a Delaware statutory trust. (See Proposal 2). The Board has nominated the individuals listed below for election as Trustees, each to hold office until resignation or removal. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. With the exception of L. White Matthews, III, Edward D. Miller, Jr. and John R. Murphy, each of the nominees currently serves as a Trustee of the Trusts. Messrs. Matthews, Miller and Murphy currently serve as directors of PNC Funds, Inc. ("PNC Funds"). PNC Capital Advisers is the investment adviser to PNC Funds. Allegiant Funds and PNC Funds have entered into an Agreement and Plan of Reorganization ("Reorganization") pursuant to which the PNC Funds will be merged into Allegiant Funds, if the PNC Funds shareholders approve the transaction. A condition of the Reorganization is the combination of the funds' boards. The Boards of Allegiant Funds and Allegiant Advantage Funds would then consist of five of their current trustees and three former PNC Funds directors.

     The Nominating Committee of each Trust reviewed the qualifications, experience and background of each nominee. The Nominating Committee of each Trust is comprised of the independent trustees of each Trust. Based upon this review, each Committee determined that nominating the incumbent Trustees would be in the best interests of the shareholders of the Trusts. The Nominating Committee and the Board believe that the incumbents are well suited for service on the Board due to their familiarity with the Trust as a result of their prior service as Trustees, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies. By adding the former PNC Funds directors, the Trusts will be able to preserve the continuity of current Board leadership while benefitting from the additional knowledge and experience of the new nominees.

     At a meeting held on August 13, 2009, the Board received the recommendations of the Nominating Committee. After discussion and consideration of, among other things, the backgrounds of all nominees, including the incumbents, the Board voted to nominate Robert D. Neary, Dorothy A. Berry, Kelley J. Brennan, Richard W. Furst, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, Jr., and John R. Murphy. If elected at this meeting, the new combined board will begin to serve their terms following the closing of the Reorganization. If Proposal 2 is approved, the new combined board will serve as the Board of each Trust when it converts from a Massachusetts business trust to a Delaware statutory Trust. The sole shareholder of each Delaware statutory Trust is expected to vote for the nominees prior to the closing of the Reorganization. Messrs. Neary and Murphy are expected to serve as co-chairs of the Boards.

     It is the intention of the persons named as proxies on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as a Trustee if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Trustees is related to any other. The following tables set forth certain information regarding each Trustee. Nominees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees". All Nominees are Independent Trustees.

                                                                                         Number of
                                                                                         Portfolios
                                              Length of                                   in Fund
                            Position(s)         Time                                     Complex(3)
   Name, Address(1),         Held with        Served in     Principal Occupation(s)     Overseen by       Other Directorships
 Date of Birth and Age       the Trust       Position(2)      During Past 5 Years         Trustee          Held by Trustee(4)
 ---------------------    ---------------   ------------  ---------------------------   -----------   ----------------------------
INDEPENDENT TRUSTEES

Robert D. Neary           Chairman of the       Since     Retired; Co-Chairman of           36        Director, Commercial Metals
Date of Birth: 9/30/33    Board and           February    Ernst & Young, 1984 - 1993.                 Company.
Age: 76                   Trustee               1996

Dorothy A. Berry          Trustee           Since April   President, Talon                  36        Chairman and Director,
Date of Birth: 9/12/43                          2006      Industries, Inc.                            Professionally Managed
Age: 66                                                   (administrative,                            Portfolios.
                                                          management and business
                                                          consulting), since 1986.

Kelley J. Brennan         Trustee and       Chairman of   Retired; Partner,                 36        None
Date of Birth: 7/7/42     Chairman of the    the Audit    PricewaterhouseCoopers
Age: 67                   Audit Committee    Committee    LLP, 1981 - 2002.
                                               since
                                            August 2007;
                                              Trustee
                                            since April
                                                2006

                                                                                         Number of
                                                                                         Portfolios
                                              Length of                                   in Fund
                            Position(s)         Time                                     Complex(3)
   Name, Address(1),         Held with        Served in     Principal Occupation(s)     Overseen by       Other Directorships
 Date of Birth and Age       the Trust       Position(2)      During Past 5 Years         Trustee          Held by Trustee(4)
 ---------------------    ---------------   ------------  ---------------------------   -----------   ----------------------------
Richard W. Furst          Trustee              Since      Dean Emeritus and Garvice         36        Director, Central Bank &
Date of Birth: 9/13/38                       June 1990    D. Kincaid Professor of                     Trust Co.; Director, Central
Age: 71                                                   Finance (Emeritus), since                   Bancshares.
                                                          2003, Garvice D. Kincaid
                                                          Professor of Finance 2000
                                                          - 2003, Dean and Professor
                                                          of Finance, 1981 - 2003,
                                                          Gatton College of Business
                                                          and Economics, University
                                                          of Kentucky.

                                                                                            36
Dale C. LaPorte           Trustee and       Since April   Retired; Senior Vice                        Director, Invacare
Date of Birth: 1/04/42    Chairman of           2005      President and General                       Corporation; Morrison
Age: 67                   Legal                           Counsel, Invacare                           Products, Inc. (manufacturer
                          Compliance                      Corporation (manufacturer                   of fans and blowers).
                          Committee                       of healthcare products),
                                                          2005 - 2008; Partner,
                                                          1974 - 2005 and
                                                          Chairman of Executive
                                                          Committee, 2000 - 2004, of
                                                          Calfee, Halter & Griswold
                                                          LLP.

L. White Matthews, III    Nominee for           N/A       Retired; Chairman,                36        Director, Matrixx
Date of Birth: 10/05/45   Trustee                         Ceridian Corporation, 2006                  Initiatives, Inc.
Age: 64                                                   to present to 2007.                         (pharmaceuticals); Director,
                                                          Non-executive Chairman,                     Imation Corp. (data storage
                                                          Constar International, Inc.                 products); PNC Funds.

Edward D. Miller, Jr.     Nominee for           N/A       Dean and Chief Executive          36        Director, Bradmer
Date of Birth: 2/01/43    Trustee                         Officer, Johns Hopkins                      Pharmaceuticals Inc.
Age: 66                                                   Medicine, January 1997 to                   (pharmaceuticals);
                                                          present.                                    CareFusion; PNC Funds.

John R. Murphy            Nominee for           N/A       Vice Chairman, National           36        Director, Omnicom Group,
Date of Birth: 1/07/34    Trustee                         Geographic Society, March                   Inc. (media and marketing
Age: 75                                                   1998 to present.                            services); Director, Sirsi
                                                                                                      Dynix (technology); PNC
                                                                                                             Funds.

(1) Each Trustee can be contacted by writing to Allegiant Funds or Allegiant Advantage, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.

(2)  Each Trustee holds office until his resignation or removal.

(3) The "Fund Complex" consists of all registered investment companies for which the New Adviser or any of its affiliates serves as investment adviser as of the Reorganization. The number of portfolios overseen by the current Allegiant Funds' trustees is 33 and includes 28 portfolios of the Allegiant Funds Trust that are offered for sale as of the date of this Proxy Statement, 2 additional Funds as of the Reorganization, and 3 portfolios of the Allegiant Advantage Funds. The Trustees will also serve on the Boards of certain privately offered registered alternative investment funds advised by the New Adviser. The Trustees have authorized additional portfolios that have not yet been made available to investors.

(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), private companies, or other investment companies registered under the 1940 Act.

BOARD MEETINGS, COMMITTEES AND OTHER RELATED MATTERS

     The Board is responsible for overseeing generally the operation of its respective Funds, including reviewing and approving the Funds' contracts with its investment advisers. The officers are responsible for the day-to-day management and administration of the Funds' operations. The Allegiant Funds Board met ten times during the fiscal year ended May 31, 2009. The Allegiant Advantage Funds Board met ten times during the year ended May 31, 2009. Each Trustee attended or participated telephonically in at least 75% of all applicable Board and Committee meetings. Neither Board has a policy regarding Trustee attendance at special meetings of shareholders. The Board of Trustees of each Trust have established three committees, the Audit Committee, the Nominating Committee and the Legal Compliance Committee.

     Each Audit Committee consists of all Trustees who are not "interested persons" of a Trust as defined in the 1940 Act. Each Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, each Audit Committee annually determines the engagement and compensation of the Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. Each Audit Committee held five formal meetings during the last fiscal year.

     Each Nominating Committee includes all Trustees who are not "interested persons" of a Trust as defined in the 1940 Act. Each Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committees did not meet during the fiscal year ended May 31, 2009. Each Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee. The applicable Nominating Committee has selected and nominated the nominees for election at the Meeting.

     Each Legal Compliance Committee includes all Trustees who are not "interested persons" of a Trust as defined in the 1940 Act. Each Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Funds or their investment adviser. Each Legal Compliance Committee was established on May 14, 2009 and did not meet during the last fiscal year.

PROCESS FOR NOMINATING TRUSTEE CANDIDATES

     Each Trust's Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. Each Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary (Audrey C. Talley, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103), who will submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations. No nominee recommendation has been received from a shareholder within the past 120 days.

     The Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust's investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A copy of the Board's Nominating Committee Charter is attached as Exhibit A.

TRUSTEE OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of shares beneficially owned by each Trustee or nominee in the Funds and the Allegiant Fund family in the aggregate as of September 30, 2009.

INDEPENDENT TRUSTEES

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                 DOLLAR RANGE OF            EQUITY SECURITIES IN ALL PORTFOLIOS OF THE FUND
NAME OF TRUSTEE/FUND                    EQUITY SECURITIES IN THE FUNDS(1)              COMPLEX OVERSEEN BY TRUSTEE
--------------------                    ---------------------------------   -----------------------------------------------
ROBERT D. NEARY                                                                               Over $100,000
   Ohio Intermediate Tax Exempt Bond              Over $100,000
      Fund

DOROTHY A. BERRY                                                                            $50,001-$100,000
   Government Mortgage Fund                     $50,001-$100,000

KELLEY J. BRENNAN                                                                           $50,001-$100,000
   Large Cap Growth Fund                           $1-$10,000
   International Equity Fund                       $1-$10,000
   Mid Cap Value Fund                              $1-$10,000
   Small Cap Core Fund                             $1-$10,000
   Government Mortgage Fund                      $10,001-$50,000
   Total Return Advantage Fund                   $10,001-$50,000
   Money Market Fund                               $1-$10,000

RICHARD W. FURST                                                                              Over $100,000
   Large Cap Core Equity Fund                    $10,001-$50,000
   Limited Maturity Bond Fund                    $10,001-$50,000
   Intermediate Bond Fund                        $10,001-$50,000

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                 DOLLAR RANGE OF            EQUITY SECURITIES IN ALL PORTFOLIOS OF THE FUND
NAME OF TRUSTEE/FUND                    EQUITY SECURITIES IN THE FUNDS(1)              COMPLEX OVERSEEN BY TRUSTEE
--------------------                    ---------------------------------   -----------------------------------------------
   Mid Cap Value Fund                            $10,001-$50,000
   S&P 500 Index Fund                            $10,001-$50,000
   Multi-Factor Small Cap Value Fund             $10,001-$50,000
   Total Return Advantage Fund                  $50,001-$100,000
   Money Market Fund                            $50,001-$100,000

DALE C. LAPORTE                                                                               Over $100,000
   Multi-Factor Small Cap Value Fund               $1-$10,000
   International Equity Fund                     $10,001-$50,000
   Large Cap Value Fund                          $10,001-$50,000
   Mid Cap Value Fund                            $10,001-$50,000
   Multi-Factor Small Cap Core Fund                $1-$10,000
   Multi-Factor Small Cap Growth Fund            $10,001-$50,000
   Money Market Fund                              Over $100,000

L. WHITE MATTHEWS, III                                 N/A

EDWARD D. MILLER, JR.                                  N/A

JOHN R. MURPHY                                         N/A

----------
(1) Includes the value of shares beneficially owned by each Trustee in each Fund as of September 30, 2009.

     As of October 7, 2009, except for the Ohio Intermediate Tax Exempt Bond Funds, the Trustees and officers of the Trust as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of the Trust. The following table shows the shares of the Ohio Intermediate Tax Exempt Bond Fund beneficially owned by the Trustees and officers of the Trust as of October 7, 2009:

Allegiant Ohio Intermediate Tax Exempt Bond Fund

                                            Amount of Beneficial   Percent of
Title of Class   Name of Beneficial Owner        Ownership          Ownership
--------------   ------------------------   --------------------   ----------
I Shares         Robert D. Neary                $417,902.594           4.7%

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

     Mr. LaPorte served as Senior Vice President of business development and General Counsel of Invacare Corporation ("Invacare") until his retirement as of January 1, 2009. Mr. LaPorte serves on the Board of Invacare. Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is National City Bank ("NCB") and its subsidiary, National City Bank, Canada Branch ("NCB Canada"), which is under common control with the Funds' investment adviser. The combined NCB and NCB Canada obligation as part of the syndicate is limited to 15% of the total value of the line of credit, or US $60 million. The line of credit is used for working capital and general corporate purposes. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2006 to December 31, 2007, based on month end balances, was $25,657,000. The NCB portion of the balance outstanding as of December 31, 2007 was $4,280,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2006 through December 31, 2006, NCB earned approximately $221,133 in fees for these services, which represented approximately 0.0025% of NCB's revenues for the period. From January 1, 2007 through December 31, 2007, NCB earned approximately $57,609 in fees for these services, which represented approximately 0.0008% of NCB's revenues for the period.

     PNC Bank's obligation as part of the syndicate is limited to 4.375% of the total value of the line of credit, or US $17.5 million. The line of credit is used for working capital and general corporate purposes. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 to December 31, 2008, based on month end balances, was $12,306,487.82. The PNC Bank portion of the balance outstanding as of December 31, 2008 was $603,362.82. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages PNC Bank or affiliates for certain treasury management and capital markets services. From January 1, 2007 through December 31, 2007, PNC Bank or affiliates earned approximately $185,000 in fees for these services, which represented approximately 0.0008% of PNC Bank's revenues for the period. From January 1, 2008 through December 31, 2008, PNC Bank or affiliates earned approximately $236,000 in fees for these services, which represented approximately .0000328% of PNC Bank's revenues for the period.

     PNC Bank is one of thirty-three banks that together provide a $2.5 billion credit facility to affiliates of Omnicom Group, Inc. ("Omnicom"), a company for which Mr. Murphy serves as a director. PNC Bank is responsible for $50 million under the credit facility, which will expire on June 23, 2011. Omnicom uses the credit facility, together with uncommitted lines of credit and certain commercial paper programs, to manage its short-term cash requirements and to provide back-up liquidity on its outstanding notes and commercial paper. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 through December 31, 2008, based on month-end balances, was $18 million. As of December 31, 2008, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $18 million. Interest is charged quarterly in arrears at an adjustable rate of LIBOR plus an additional margin. A utilization fee is charged if the usage exceeds 50% of the total line. An annual facility fee also is charged. The interest rate, utilization fee and annual facility fee are adjustable quarterly based on the rating established by S&P and Moody's of Omnicom's senior unsecured public debt. As of June 30, 2009, the total interest charged was LIBOR plus 17 basis points.

BOARD COMPENSATION

     Each incumbent Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. Prior to January 1, 2008, each Trustee received an annual fee of $40,000 plus $4,000 for each combined Board meeting attended in person. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities.

     The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust or Allegiant Funds and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

     The following table summarizes the compensation for each of the incumbent Trustee nominees for the fiscal year ended May 31, 2009:

                                                     Aggregate        Pension or Retirement
                                Aggregate        Compensation from     Benefits Accrued as   Estimated Annual
Name of                     Compensation from   Allegiant Advantage    Part of the Trusts'     Benefits Upon    Total Compensation
Person, Position             Allegiant Funds           Funds                 Expense            Retirement        from the Trusts
----------------            -----------------   -------------------   --------------------   ----------------   ------------------
INDEPENDENT TRUSTEES
Robert D. Neary,
Chairman and Trustee             $109,492              $3,508                   $0                   $0               $113,000
Dorothy A. Berry, Trustee        $ 77,514              $2,486                   $0                   $0               $ 80,000
Kelly J. Brennan, Trustee        $ 94,952              $3,048                   $0                   $0               $ 98,000

                                                     Aggregate        Pension or Retirement
                                Aggregate        Compensation from     Benefits Accrued as   Estimated Annual
Name of                     Compensation from   Allegiant Advantage    Part of the Trusts'     Benefits Upon    Total Compensation
Person, Position             Allegiant Funds           Funds                 Expense            Retirement        from the Trusts
----------------            -----------------   -------------------   --------------------   ----------------   ------------------
Richard W. Furst, Trustee        $ 76,544              $2,456                   $0                   $0               $ 79,000
Dale C. LaPorte, Trustee         $ 76,459+             $2,541*                  $0                   $0               $ 36,000

+ Dale C. LaPorte's aggregate compensation includes Deferred Compensation in the amount of $41,600 accrued during the fiscal year ended May 31, 2009.

* Dale C. LaPorte's aggregate compensation includes Deferred Compensation in the amount of $1,400 accrued during the fiscal year ended May 31, 2009.

   YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

                             OFFICERS OF THE TRUSTS

     The following table sets forth certain information regarding the officers of the Trusts. Officers of the Trusts are appointed by the Trustees and serve at the pleasure of the Board.

                                    Position(s)
      Name, Address(1),              Held with            Length of Time Served                  Principal Occupation(s)
    Date of Birth and Age            the Trust               in Position(2)                        During Past 5 Years
    ---------------------      ----------------------   -------------------------   ------------------------------------------------
John F. Durkott                President and Chief                Since             President and Chief Executive Officer, Kittle's
200 Public Square, 5th Floor   Executive Officer             September 2009         Home Furnishings Center, Inc. ("Kittles"), since
Cleveland, OH 44114                                                                 January 2002; Trustee, Allegiant Fund Complex,
Date of Birth: 7/11/44                                                              1993-2009; Partner, Kittle's Bloomington
Age: 65                                                                             Properties LLC, 1981 - 2003; KK&D LLC, 1989 -
                                                                                    2003; KK&D II LLC, 1998 - 2003 (affiliated real
                                                                                    estate companies of Kittle's).

Kathleen T. Barr(2)            Senior Vice President,             Since             Senior Vice President (formerly Vice President),
200 Public Square, 5th Floor   Chief Administrative           February 2003         National City Bank since June 1999; Managing
Cleveland, OH 44114            Officer and Chief                                    Director, Allegiant Asset Management Group
Date of Birth: 5/2/55          Compliance Officer                                   (formerly Armada Funds Group),  June 1999 to
                                                                                    September 2009; Managing Director, PNC Capital
                                                                                    Advisors, LLC (formerly Allegiant Asset
                                                                                    Management Company and National City
                                                                                    Investment Management Company), since May
                                                                                    1996; Chief Administrative Officer, PNC
                                                                                    Capital Advisors, LLC (formerly Allegiant
                                                                                    Asset Management Company), since 2008.

John Kernan                    Treasurer (formerly           Treasurer since        Senior Vice President (formerly Vice President),
200 Public Square, 5th Floor   Assistant Treasurer)             May 2008;           National City Bank and Managing Director of Fund
Cleveland, OH 44114                                        Assistant Treasurer      Administration, PNC Capital Advisors, LLC
Date of Birth: 9/17/65                                     from February 2005       (formerly Allegiant Asset Management Company
Age: 44                                                        to May 2008          and National City Investment Management
                                                                                    Company), since July 2004; Senior Director of
                                                                                    Fund Administration, State Street Bank and
                                                                                    Trust Company, 1998 - 2004.

Patrick Glazar                 Assistant Treasurer      Assistant Treasurer since   Vice President and Senior Director, Accounting
103 Bellevue Parkway           (formerly Treasurer)             May 2008;           and Administration, PNC Global Investment
Wilmington, DE 19809                                         Treasurer from         Servicing, since September 2002.
Date of Birth: 7/8/67                                       February 2006 to
Age: 42                                                         May 2008

Audrey C. Talley               Secretary                     Since February         Partner, Drinker Biddle & Reath LLP, (law firm).
One Logan Square                                                  2005
18th and Cherry Streets
Philadelphia, PA 19103-6996
Date of Birth: 11/20/53
Age: 55

David C. Lebisky               Assistant Secretary           Since February         Vice President and Senior Director, Regulatory
103 Bellevue Parkway                                              2007              Administration, PNC Global Investment Servicing
Wilmington, DE 19809                                                                (a subsidiary of PNC Financial Services Group),
Date of Birth: 5/19/72                                                              since January 2007; Vice President and Director,
Age: 37                                                                             PNC Global Investment Servicing, 2002 - 2007.

(1) Each Officer can be contacted by writing to Allegiant Funds or Allegiant Advantage Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.

(2) Ms. Barr previously served as Chief Legal Officer from January 5, 2009 until May 14, 2009 and Assistant and Chief Compliance Officer of the Trust and Allegiant Funds (formerly, Armada Funds) from August 2002 until February 2003.

                            INFORMATION ON THE FUNDS'
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche ("Deloitte") 111 S. Wacker Drive, Chicago, Illinois 60606, audited each Fund's financial statements for the fiscal year ended May 31, 2009. Deloitte serves as the Independent Registered Public Accounting Firm for each Trust and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Trust's filings with the Securities and Exchange Commission. In the opinion of each Audit Committee, the services provided by Deloitte are compatible with maintaining the independence of each Trust's independent registered public accounting firm. The Boards of Trustees have selected Deloitte as the independent registered public accounting firm for each Fund for the fiscal year ending May 31, 2010.

     Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     Ernst & Young ("E&Y") audited each Fund's financial statements prior to May 31, 2009. E&Y resigned because of a conflict that affected its independence when the PNC Financial Services Group acquired National City Corporation.

AUDIT FEES

     For Allegiant Funds, the aggregate fees billed by Deloitte for the audit of the annual financial statements for the fiscal year ended May 31, 2009 and E&Y for the audit of the annual financial statements for the fiscal year ended May 31, 2008 and for the review of the financial statements included in the Trust's regulatory filings were $570,520 and $642,250, respectively.

     For Allegiant Advantage Funds, the aggregate fees billed by Deloitte for the audit of the annual financial statements for the fiscal year ended May 31, 2009 and fees billed by E&Y for the fiscal year ended May 31, 2008 and for the review of the financial statements included in the Trust's regulatory filings were $18,980 and $20,750, respectively.

AUDIT-RELATED FEES

     The aggregate audit-related fees for the fiscal years ended May 31, 2009 and May 31, 2008, for performing agreed-upon procedures for the Trusts are set forth below:

                                 MAY 31
       FUND           AUDITOR     YEAR      FEES
       ----           -------    ------   -------
Allegiant             Deloitte    2009    $42,883
Allegiant             E&Y         2008    $     0
Allegiant Advantage   Deloitte    2009    $ 1,117
Allegiant Advantage   E&Y         2008    $     0

TAX FEES

     The aggregate fees billed for tax compliance, tax advice, and tax planning for the Trusts are set forth below:

                                 MAY 31
       FUND           AUDITOR     YEAR      FEES
       ----           -------    ------   -------
Allegiant             Deloitte    2009    $50,522
Allegiant             E&Y         2008    $27,540
Allegiant Advantage   Deloitte    2009    $   668
Allegiant Advantage   E&Y         2008    $     0

ALL OTHER FEES

     Aggregate fees billed by Deloitte and E&Y during the fiscal years ended May 31, 2009 and May 31, 2008 for other services provided to each Trust were $0 and $0, respectively.

     Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Deloitte. The Audit Committee did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Deloitte did not provide any audit-related services, tax services or other non-audit services to the investment adviser of the Trusts or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds that the Audit Committee was required to approve pursuant to Rule 2-01(c) (7)(ii) of Regulation S-X.

     Each Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit

Committee and approved prior to the completion of the audits. Each Audit Committee shall also review and approve in advance with the independent auditors each non-audit engagement involving the Funds' independent auditor and the Funds' investment adviser and any entity controlling, controlled by or under common control with the adviser ("control affiliates") where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and
(ii) the engagement relates directly to the operations and financial reporting of the Funds. This pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds' independent auditor by the Funds' investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds' Audit Committee; (ii) such services were not recognized by the Funds' Allegiant or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

                                   PROPOSAL 2

          APPROVAL OF AN AGREEMENT FOR EACH TRUST TO REORGANIZE FROM A
           MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

     Shareholders of each Trust are being asked to approve the redomestication of each Trust from a Massachusetts business trust to a Delaware statutory trust. The form of Plan for each Trust to change its state of organization is attached hereto as Exhibit D. The form of Agreement and Declaration of Trust for each Trust is attached hereto as Exhibit E.

     This proposed reorganization will be referred to throughout this Joint Proxy Statement as the Redomestication. To implement the Plan, the Trustees of the Trusts have approved the Plan, which contemplates the continuation of the business of each Trust in the form of a new Delaware statutory trust (the "DE Trust"). For purposes of this Joint Proxy Statement, except where the context indicates otherwise, the terms "Trust" and "DE Trust" shall mean a Trust or DE Trust and each series thereof.

     If the Plan is approved by shareholders and the Redomestication is implemented:

     -    the DE Trust would continue the business of the corresponding Trust;

     - the investment objectives, policies, strategies and risks of a Fund will not change as a DE trust;

     - the Board of the DE Trust, which will include the individuals elected under Proposal 1, and officers of the DE Trust would be the same as those of the corresponding Trust and would operate the DE Trust in essentially the same manner as they previously operated the Trust;

     - the main operating agreements of the DE Trust - the investment advisory agreement, the principal underwriting agreement and administrative services agreement - would be substantially similar to those of the corresponding Trust.

     Pursuant to the Redomestication, on its effective date shareholders of the Trust thereof would receive one share of the corresponding DE Trust or series thereof (or fractional share thereof) for every share they hold of the Trust or series thereof (or fractional shares thereof). Thus, on the effective date of the Redomestication, you would hold an interest in the DE Trust that would be equivalent to your then interest in the corresponding Trust. For all practical purposes, your financial investment in the Trust would not change on the effective date. The Plan is designed to be tax-free for federal income tax purposes.

     The Trustees of each Trust have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as

Massachusetts business trust. Under Delaware law and the DE Trust's
Agreement and Declaration of Trust ("Declaration of Trust"), the Trustees of the DE Trust (the "Trustees") will have more flexibility to adjust to changing circumstances and market conditions. For example, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives. In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers' certificates or other documents with state authorities each time a board of trustees amends the fund's charter documents).

     Another advantage of Delaware statutory trusts as compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. The Delaware Statutory Trust Act (the "DSTA") entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware corporations (generally limited to the full subscription price of the stock). Massachusetts business trust law also does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or of any of the other series are enforceable against the assets of that series.

     Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Delaware corporate law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Reorganization. Delaware corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

     In Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a DE Trust. This could benefit a DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

     Accordingly, the Trustees of each Trust believe that it is in the best interests of the shareholders of each Trust to approve the Agreement and Plan of Reorganization, Conversion and Termination.

     A comparison of the Delaware statutory trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Trusts, are included in Exhibit H to this Joint Proxy Statement.

     Upon the effective date of the Redomestication ("Closing"), the DE Trust will continue the business of the corresponding Trust. On the Closing date, the DE Trust and any series thereof will hold the same portfolio of securities previously held by the corresponding Fund and series thereof. The DE Trust will be operated under substantially similar investment advisory, principal underwriting and administrative services arrangements as those of the corresponding Trust. As the successor to the Trust's operations, the DE Trust will adopt the corresponding Trust's registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the 1940 Act and SEC rules thereunder.

     Each DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Trust. To accomplish the reorganization, the Plan provides that each Trust will transfer all of its assets to the corresponding DE Trust. In exchange for these assets, the DE Trust will assume the liabilities of the corresponding Trust and issue its own shares to that Trust, which will then distribute those shares pro rata to you and the other shareholders of the Trust. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the corresponding Trust on the Closing date. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Trust that you may have had as of the Closing. The Trust's original legal entity will be dissolved and will cease its existence.

     The Trustees of a Trust may terminate and abandon the Redomestication at any time prior to the Closing if they determine that proceeding with the Redomestication is inadvisable. If the Redomestication is not approved by shareholders of the Trust, or if the Trustees abandon the Redomestication, the Trust will continue to operate under its current state and form of organization. If the Redomestication is approved by Trust shareholders, it is expected to be completed in late 2009 or early in 2010.

     As a result of the Redomestication and the Merger (see Proposal 3), the DE Trust will be subject to a new Advisory Agreement, as applicable, between the DE Trust and the New Adviser (See Exhibits B and C.) If the Redomestication is approved and the Investment Advisory Agreements (Proposal 3) are approved, the Investment Advisory Agreements will be deemed to be approved for the respective Trust when it becomes a DE Trust. The sole shareholder of each DE Trust is expected to approve Proposals 1, 2 and 3 prior to the Closing.

     The DE Trust will enter into new service provider contracts that are substantially the same as the current agreements that the corresponding Trust has with such entities. The DE Trust will also adopt a multiple share class plan and plans of distribution under Rule 12b-1 of the 1940 Act that are substantially similar to the plans that the corresponding Trust currently has in place. The Board does not anticipate that there will be any major changes to these agreements and plans as a result of the Plan.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REDOMESTICATION?

     Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for that fund. Theoretically, if the Plan is approved and the Trust is reorganized into a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. However, the Trustees of the Fund have determined, in consultation with counsel to the Trustees, that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Closing. Therefore, the Trustees have determined that approval of the Plan will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Trust who are in office at the time of the Closing as Trustees of the DE Trust (including those elected pursuant to Proposal 1 in this Joint Proxy Statement);
(2) an Investment Advisory Agreement for each Fund, as applicable, between the DE Trust and the New Adviser, which is identical to the Investment Advisory Agreement being voted on in Proposal 3, in place for the corresponding Trust, set forth in this Proxy Statement; and (3) Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act for each applicable share class of the DE Trust that are substantially similar to the Plans of Distribution currently in place for the corresponding Trust.

     Prior to the Closing, the officers will cause the sole shareholder of the corresponding DE Trust, to vote its shares for the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

     Each DE Trust was formed as a Delaware statutory trust pursuant to Delaware law and has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into the same series and share classes as the respective Trust so as to correspond to the current series and classes of shares of that Trust.

     As of the effective date of the Redomestication, shares of the respective series and classes of the Trust and the corresponding DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective series and classes of both the DE Trust and the Trust will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Trust provides for cumulative voting in the election of its Trustees.

     The New Adviser or one of its affiliates will pay the expenses incurred in implementing the Plan, including the cost of soliciting proxies, whether or not the Plan is approved by shareholders.

     The Plan is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Plan is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the corresponding Trust. Completion of the Plan is subject to receipt of a legal opinion from counsel, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Trust for the shares of the corresponding DE Trust, the transfer of such shares to the shareholders of the applicable Trust, and the dissolution of the Trust pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Trust, the corresponding DE Trust, or any of their shareholders.

     A request to sell Trust shares that is received and processed prior to the effective date of the Closing will be treated as a redemption of shares of the applicable Trust. A request to sell shares that is received and processed on or after the effective date of the Closing will be treated as a request for the redemption of shares of the applicable DE Trust.

     By voting "FOR" the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Trustees, an Investment Advisory Agreement, Plans of Distribution and other arrangements that are substantially the same as those in place for the corresponding Trusts.

                        YOUR BOARD OF TRUSTEES RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

                       APPROVAL OF NEW ADVISORY AGREEMENT

     On September 29, 2009, Allegiant Asset Management Company ("Allegiant"), the former investment adviser to the Trusts, merged with PNC Capital Advisors, Inc. ("PNC Capital"), its affiliate, to form PNC Capital Advisors, LLC (the "New Adviser") (the "Merger"). Allegiant became an affiliate of PNC Capital upon the acquisition of its parent company, National City Corporation, by The PNC Financial Services Group, Inc. ("PNC") on December 31, 2008. PNC subsequently determined to consolidate the institutional and mutual fund investment advisory operations of Allegiant with PNC Capital to form the New Adviser. Because the portfolio management teams, principal executive officers and directors of the New Adviser will differ in part from the portfolio management teams, principal executive officers and directors of Allegiant, the Merger may be considered to result in an assignment and termination of each Fund's advisory agreement with Allegiant. Under Rule 2a-6 of the 1940 Act a transaction that results in a change of actual control or management is an assignment. Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. Shareholders of each Fund, voting separately, are required to vote to approve each Fund's new advisory contract with the New Adviser ("New Advisory Agreements") so that each Fund may continue to receive advisory services.

INVESTMENT ADVISER

     The New Adviser is a subsidiary of PNC Bank, National Association ("PNC Bank") and an indirect wholly owned subsidiary of PNC, a financial holding company with headquarters in Pittsburgh, Pennsylvania. Under the interim and New Advisory Agreements, the New Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board oversees the operations of the New Adviser and establishes policies that the New Adviser must follow in its management activities with respect to the Funds. The New Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team. The principal officers and directors of the New Adviser may be reached at Two Hopkins Plaza, Baltimore, Maryland 21201.

     The principal officer and directors of the New Adviser are:

NAME                  POSITION                                          PRINCIPAL OCCUPATION(S)
----                  --------                                          -----------------------
Kevin A. McCreadie    Director, President and Chief Executive Officer   Director, President and Chief Executive Officer, Adviser
                                                                        and Executive Vice President, PNC Bank

Robert Q. Reilly      Director                                          Executive Vice President, PNC Bank

Bryan K. Garlock      Director                                          Executive Vice President and Chief Financial Officer, PNC
                                                                        Bank

Jennifer A. LaClair   Director                                          Chief Financial Officer, Asset Management Group
                                                                        division of PNC Bank

Stephen M. Wynne      Director                                          Chief Executive Officer, PNC GIS

     The Board approved the New Advisory Agreements at a meeting held on August 25, 2009. In addition, to avoid disruption of the Funds' investment management programs, the Board also approved interim investment advisory agreements ("Interim Advisory Agreements") on behalf of the Funds on August 25, 2009. The Interim Advisory Agreements became effective upon consummation of the Merger. Each Interim Advisory Agreement provides that, during the interim period and until shareholder approval of the New Advisory Agreement with respect to a Fund, the New Adviser will continue to act as investment adviser to that Fund on substantially the same terms and with the same fee structure as the Previous Advisory Agreement, except that the compensation earned by the New Adviser will be held in an interest bearing escrow account until shareholder approval of the New Advisory Agreement.

     The advisory fee rates under each Fund's previous advisory agreements ("Previous Advisory Agreements"), the Interim Advisory Agreements and the New Advisory Agreements are identical, except for the S&P 500 Index Fund. Each Fund's shareholders last approved their Fund's Previous Advisory Agreement, in accordance with the requirements of the 1940 Act, as of the following dates:

                                                ADVISORY AGREEMENT     SHAREHOLDER
                 NAME                                   DATE          APPROVAL DATE
                 ----                           ------------------   ---------------
Balanced Allocation Fund                            May 1, 2009        May 1, 2009
International Equity Fund                           May 1, 2009        May 1, 2009
Large Cap Core Equity Fund                          May 1, 2009        May 1, 2009
Large Cap Growth Fund                               May 1, 2009        May 1, 2009
Large Cap Value Fund                                May 1, 2009        May 1, 2009
Mid Cap Value Fund                                  May 1, 2009        May 1, 2009
Multi-Factor Small Cap Core Fund                    May 1, 2009        May 1, 2009
Multi-Factor Small Cap Growth Fund                  May 1, 2009        May 1, 2009
Multi-Factor Small Cap Value Fund                   May 1, 2009        May 1, 2009
S&P 500 Index Fund                                  May 1, 2009        May 1, 2009
Small Cap Core Fund                                 May 1, 2009        May 1, 2009
Bond Fund                                           May 1, 2009        May 1, 2009
Government Mortgage Fund                            May 1, 2009        May 1, 2009
High Yield Bond Fund                                May 1, 2009        May 1, 2009
Intermediate Bond Fund                              May 1, 2009        May 1, 2009
Limited Maturity Bond Fund                          May 1, 2009        May 1, 2009
Total Return Advantage Fund                         May 1, 2009        May 1, 2009
Ultra Short Bond Fund                               May 1, 2009        May 1, 2009
Intermediate Tax Exempt Bond Fund                   May 1, 2009        May 1, 2009
Michigan Intermediate Municipal Bond Fund           May 1, 2009        May 1, 2009

                                                ADVISORY AGREEMENT     SHAREHOLDER
                 NAME                                   DATE          APPROVAL DATE
                 ----                           ------------------   ---------------
Ohio Intermediate Tax Exempt Bond Fund              May 1, 2009        May 1, 2009
Pennsylvania Intermediate Municipal Bond Fund       May 1, 2009        May 1, 2009
Government Money Market Fund                        May 1, 2009        May 1, 2009
Money Market Fund                                   May 1, 2009        May 1, 2009
Ohio Municipal Money Market Fund                    May 1, 2009        May 1, 2009
Pennsylvania Tax Exempt Money Market Fund           May 1, 2009        May 1, 2009
Tax Exempt Money Market Fund                        May 1, 2009        May 1, 2009
Treasury Money Market Fund                          May 1, 2009        May 1, 2009
Advantage Institutional Money Market Fund         April 24, 2009     April 24, 2009

ADVISER COMPENSATION FOR ITS SERVICES TO THE FUNDS

     Set forth below are the advisory fee rates under the Previous, the Interim and the New Advisory Agreements with respect to each Fund. The advisory fee rate of each Fund will not change under the Interim or New Advisory Agreements, other than the fee rate of the S&P 500 Index Fund which will decrease as noted below.

             NAME                                       CONTRACTUAL ADVISORY FEE
             ----                                       ------------------------
Balanced Allocation Fund                                          0.75%

International Equity Fund                                         1.00%

Large Cap Core Equity Fund             0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Large Cap Growth Fund                  0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Large Cap Value Fund                   0.75% of $0 to less than $1 billion, 0.70% of $1 billion to less than $1.5 billion, and 0.65% of $1.5 billion and over

Mid Cap Value Fund                                                0.75%

Multi-Factor Small Cap Core Fund     1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

Multi-Factor Small Cap Growth Fund   1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

Multi-Factor Small Cap Value Fund    1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over

             NAME                                       CONTRACTUAL ADVISORY FEE
             ----                                       ------------------------
S&P 500 Index Fund(1)                0.15% of $0 to less than $50 million, 0.10% of $50 million to less than $150 million, and 0.075% of $150 million and over

Small Cap Core Fund                  1.00% of $0 to less than $500 million, 0.95% of $500 million to less than $1 billion, and 0.90% of $1 billion and over
Bond Fund                                                         0.45%

Government Mortgage Fund                                          0.40%

High Yield Bond Fund                                              0.50%

Intermediate Bond Fund                                            0.40%

Limited Maturity Bond Fund                                        0.35%

Total Return Advantage Fund                                       0.40%

Ultra Short Bond Fund                                             0.20%

Intermediate Tax Exempt Bond Fund                                 0.40%

Michigan Intermediate Municipal Bond Fund                         0.40%

Ohio Intermediate Tax Exempt Bond Fund                            0.40%

Pennsylvania Intermediate Municipal Bond Fund                     0.40%

Government Money Market Fund                                      0.25%

Money Market Fund                                                 0.25%

Ohio Municipal Money Market Fund                                  0.20%

Pennsylvania Tax Exempt Money Market Fund                         0.20%

Tax Exempt Money Market Fund                                      0.20%

Treasury Money Market Fund                                        0.25%

Advantage Institutional Money Market Fund                         0.15%

(1) The S&P 500 Index Fund paid advisory fees of 0.20% of its average daily net assets under the Previous Advisory Agreement.

THE ADVISORY AGREEMENTS

     The Merger and the New Advisory Agreements are not expected to have any material effect on shareholders of the Funds.

     No changes are proposed to the overall level of services Allegiant currently provides to the Funds and no changes are proposed to the level of fees payable by each Fund for those services except for the S&P 500 Index Fund. The fees payable by the S&P 500 Index Fund will be lower under the New Advisory Agreement. The form of New Advisory Agreement for each Trust is attached as Exhibit B and Exhibit C, respectively. The description of the terms of the New Advisory Agreements that follows is qualified in its entirety by references to Exhibits B and C. The Advantage Institutional Government Money Market Fund and Advantage Institutional Treasury Money Market Fund commenced operations after the Merger and therefore already have an advisory agreement with the New Adviser.

     Except as described below, there are no material differences between the Previous Advisory Agreements and the New Advisory Agreements. Under the New Advisory Agreements, the New Adviser will serve as investment adviser to each Fund, retain ultimate responsibility for the management of each Fund and provide investment oversight and supervision of each Fund. These investment management services will be substantially similar in all material respects to the investment advisory services provided under the Previous Advisory Agreements and the New Adviser's fees for these services, other than with respect to the S&P 500 Index Fund, will remain unchanged under the New Advisory Agreements.

     To the same extent permitted under the Previous Advisory Agreements, each New Advisory Agreement permits the New Adviser to enter into sub-advisory agreements for the benefit of one or more Funds, although the New Adviser would continue to have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. If the New Adviser enters into investment sub-advisory agreements for any of the Funds, the New Adviser would bear the costs and expenses payable to any sub-adviser, as well as all expenses in connection with the performance of its advisory services for such Funds.

     Under both the Previous Advisory Agreements and each New Advisory Agreement, except to the extent the New Adviser has delegated any advisory functions to a sub-adviser as permitted under each Agreement, the New Adviser will determine, subject to the general supervision and oversight of the Board, and in accordance with each Fund's investment objective and policies, which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute portfolio transactions. Except to the extent the New Adviser has delegated any advisory functions to a sub-adviser as permitted under the Agreement, allocation of transactions to broker-dealers is determined by the New Adviser, using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the New Adviser is authorized to consider the brokerage and research services provided to the Funds and/or other accounts over which the New Adviser or its affiliates exercise investment discretion. For each of the Funds, during its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for any of the Funds.

     Under both the Previous Advisory Agreements and each New Advisory Agreement, the New Adviser will be liable to a Fund or to its shareholders only by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligation and duties under the Agreement.

     The Previous Advisory Agreements had an initial term ending August 31, 2009 and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Trustees that are not "interested persons" of the Trusts, as that term is defined in Section 2(a)(19) of the 1940 Act ("Non-Interested Trustees"). Each of the Previous Advisory Agreements was renewed for one year at a meeting of the Trustees held on August 25, 2009 to continue in effect until the Interim Agreements were effective. The New Advisory Agreements provide that they will run for an initial two-year term ending on August 31, 2011 and can be renewed annually thereafter so long as each is approved by a majority of the Trustees, including a majority of the Non-Interested Trustees. Like the Previous Advisory Agreements, each New Advisory Agreement (1) is terminable as to any applicable Fund at any time without penalty on 60 days' written notice by the Board or by vote of a majority of the outstanding shares of an applicable Fund, or on 90 days' written notice by the New Adviser and (2) terminates automatically in the event of any assignment, as defined in the 1940 Act.

PRINCIPAL DIFFERENCES

     There are no other material differences between the Previous Advisory Agreements and each New Advisory Agreement. Other than as noted above for the S&P 500 Index Fund, the referenced Agreements are identical except as to the date and term of each Agreement.

IF A FUND'S SHAREHOLDERS DO NOT APPROVE THE NEW ADVISORY AGREEMENTS

     Should a Fund's shareholders not approve the New Advisory Agreements, the New Adviser will cease to serve as investment adviser to that Fund and the Board will consider what other action is necessary, appropriate and in the best interests of that Fund and its shareholders under the circumstances.

     The Interim Advisory Agreements are governed by Rule 15a-4, which permits an investment adviser to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the mutual fund's board of trustees, including a majority of the trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

     -    The interim agreement terminates within 150 days;

     - Compensation to be received by the investment adviser under the interim agreement is no greater than the compensation the investment adviser would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

     - Compensation earned by the investment adviser under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the investment adviser;

     - If shareholders approve the new agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment adviser; and

     - If shareholders do not approve the new agreement within the above time frame, the investment adviser will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount of the escrow account, including interest earned.

     Importantly, approval of each New Advisory Agreement by shareholders of each Fund is not contingent upon approval by any other Fund's shareholders.

TRUSTEES' OR EXECUTIVE OFFICERS' INTERESTS IN APPROVAL OF THE NEW COMBINED ADVISORY AGREEMENTS

     Certain employees of the New Adviser own beneficial interests in the stock of PNC, and two Trustees of Allegiant Funds, who are not among the nominees for election herein, own de minimis interests in stock of General Electric Co., the parent of a sub-adviser to the International Equity Fund, GE Asset Management.

BOARD CONSIDERATIONS WHEN APPROVING THE NEW COMBINED ADVISORY AGREEMENTS

     On August 25, 2009, at a regularly scheduled in-person meeting and in anticipation of the Merger, the Board reviewed information about the Merger and its potential impact on the Funds and considered the terms of the Interim and New Advisory Agreements. The Board requested and evaluated all information it deemed reasonably necessary under the circumstances. The Board and counsel to the Non-Interested Trustees had an opportunity to review the information provided in advance of the meeting by Allegiant and PNC Capital Advisers. This information included memoranda outlining the legal duties of the Board. The Board also discussed the structure of the Merger with representatives of Allegiant and PNC Capital Advisers.

     The Board considered this information carefully, in connection with the Board's annual evaluation and approval of the continuance of the Previous Advisory Agreements. In evaluating each New Advisory Agreement, the Board conducted a review that was specifically focused upon the approval of the Agreement that included the Board's knowledge about advisory services and the Funds, resulting from its meetings throughout the year. The information considered by the Trustees at their meetings, and in supplemental information provided to the trustees with regard to Allegiant and the New Adviser included:
(i) the history, stability, organizational structure, assets under management and client base of Allegiant and the New Adviser, (ii) fees under the advisory agreements, including breakpoints and fee waivers, for the Funds and, for Allegiant and the New Adviser, comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through Allegiant's and the New Adviser's relationship with the Funds, (iv) the investment performance of the Funds as compared with other similar mutual funds and benchmark indices, (v) ancillary services provided by Allegiant and its affiliates, (vi) any economies of scale realized by Allegiant and the Funds, and (vii) Allegiant's direct and indirect costs incurred in providing advisory services. The Trustees reviewed additional information concerning Allegiant's and the New Adviser's compliance procedures and controls.

     In approving the New Advisory Agreements and determining to submit them to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Funds and the Non-Interested Trustees with respect to their deliberations regarding the approval of the New Advisory Agreements. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The Board weighed and balanced the information presented and based its decision on the totality of the circumstances.

     (A) THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE NEW ADVISER: With respect to this factor, the Board considered specific portfolio management services for the Fund complex and information it received from Allegiant and the New Adviser concerning services provided to the Fund complex and the substantially similar services to be provided to the Funds by the New Adviser following the closing of the Merger. In this regard, the Trustees considered information about how the New Adviser's management and operations would be structured following the Merger and determined that the delivery of services under the New Advisory Agreements would not be adversely affected. The Board noted the long-term experience of each party to the Merger, which is important when considering the New Adviser. The Board reviewed the background and experience of the portfolio management teams, their use of technology and broad research capabilities, which enable the teams to effectively monitor and manage the portfolios. The Board considered the allocation of fund brokerage and Allegiant's continued success in reducing brokerage commissions paid by the Fund.

     The Trustees considered information describing how the Merger is expected to affect the New Adviser's business, including personnel and portfolio management teams. Allegiant and the New Adviser addressed for the Board their efforts both initially and on an ongoing basis to retain firm clients and to respond to questions from clients and potential clients regarding the Merger. The Board considered that the general oversight of day-to-day operations of the Funds, including oversight of third parties for accounting, administration, legal and regulatory compliance had been consistently performed on a satisfactory basis and the New Adviser described its ability to continue such oversight. Representatives from Allegiant and the New Adviser described their efforts to increase distribution channels for the Funds.

     The Board also considered the general experience, stability, business and operations of the New Adviser and considered the organizational depth of the New Adviser.

     Based on their review of the materials provided and the assurances they received from representatives of the New Adviser, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and services was not expected to adversely affect the nature and quality of services provided by the New Adviser under the New Advisory Agreements. The Board placed particular significance in this regard on the likelihood that the New Adviser would continue to provide the same type, extent and quality of services to the Funds following the closing of the Merger as Allegiant has historically provided the Funds.

     (B) THE INVESTMENT PERFORMANCE OF THE FUNDS: In considering the investment performance of the Funds, the Board engaged in a comprehensive review of the Funds' short- and long-term performance. In this regard, the Board considered that investment performance for some Funds was satisfactory or better and that Allegiant had implemented or undertaken to implement steps to address investment performance in other Funds. The Board also considered the performance of the PNC Funds under the management of PNC Capital Advisers. The Board was advised of proposed changes to certain portfolio management teams. The Board used comparable performance measures and market data generated by independent firms. The Board considered whether each Fund operated within its objective and restrictions, and the investment results in view of recent market turmoil.

     Based on these considerations and comparisons, the Board concluded that the investment performance of the Funds supported approval of the New Advisory Agreements.

     (C) THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE NEW ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS: Based on the Board's review of the materials provided and the assurances they received from the New Adviser, the Board determined that the Merger would not increase the total fees payable for advisory services and that overall Fund expenses were not expected to increase as a result of the Merger.

     The Board also reviewed information provided to them by Allegiant that described profitability on an enterprise and an individual fund basis. The Board observed that any projection regarding the New Adviser's profitability would depend on many assumptions as to the New Adviser's financial condition and operations following the closing of the Merger and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding the New Adviser's future profitability in determining whether to approve the New Advisory Agreements.

     (D) THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF SCALE: The Board reviewed detailed information about revenues and other benefits, such as research and soft dollars received by Allegiant and its affiliates from their relationship with the fund complex. The Board received information about Allegiant's gross and net profits on a fund-by-fund basis. The disclosed costs and benefits were reviewed in light of the services provided to each Trust. The Board then considered the New Adviser's willingness to continue to review the advisory and other fees of all the Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Funds' advisory fees) in an overall effort to reduce the Funds' total operating expenses. The Board considered the New Adviser's representation that it will seek to share economies of scale with the Funds' shareholders through appropriate mechanisms in the future. Based on all of the above, the Board concluded that information provided and fee structure for each Fund supported approving the New Advisory Agreements.

     (E) A COMPARISON OF FEE LEVELS OF THE FUNDS WITH THOSE OF COMPARABLE FUNDS:
The Board discussed the Funds' contractual and actual advisory fees. The Board considered each Fund's advisory fees and total expenses as they compared to those of comparable funds in the case of the advisory fee comparisons and to the funds included in the "Mutual Fund Expense Comparison" material. With respect to the advisory fee comparisons, the Board considered that some Funds' fees were higher than their respective peer group, some were lower and some were approximately the same. The Board also considered each Fund's total operating expense ratio. This information assisted the Board in assessing the fee and expense levels of each Fund in comparison to the fee and expenses levels of each Fund's peer group. The Board reviewed certain advisory fees charged by Allegiant and its affiliates to institutional accounts. The Board considered the generally broader scope of services provided for the Fund complex in comparison to institutional accounts, the impact of expenses associated with the extensive regulatory structure for mutual funds that is not present in institutional account management and additional trading to maintain cash flows for mutual funds.

     The Board also took into consideration the fact that the New Adviser did not propose nor anticipate proposing any changes in the services or current advisory fees or other fees applicable to the Funds payable to it as a result of the Merger. Based on these fee and expense comparisons, the Board concluded that the current advisory fee and total fee levels of each of the Funds should not preclude approval of the New Advisory Agreements.

     (F) BENEFITS DERIVED OR TO BE DERIVED BY THE NEW ADVISER FROM THE RELATIONSHIP WITH THE FUNDS: The Board considered that, beyond the fees earned by the New Adviser and its affiliates for providing services to the Funds, the New Adviser may benefit from its relationship with the Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Funds as a positive attribute. The Board also considered the New Adviser's representation that, although money managers may benefit from the use of "soft dollars" obtained from broker-dealers through payment of commissions on trades in client accounts, the New Adviser believes that soft dollars should be used for the benefit of clients to the maximum extent possible. The Board concluded that such benefits were difficult to quantify and indicated that they would continue to evaluate the potential benefits associated with the allocation of fund brokerage to ensure that obtaining "best price and execution" remains the primary goal in the trading process. Based on this information, the Board concluded that these additional benefits should not preclude approval of the New Advisory Agreements.

     The Trustees met in executive session with their independent counsel and discussed the Trustees' legal and fiduciary duties. They discussed the sufficiency of the information provided, appropriate court cases concerning profitability and their business judgment, and the information they received and discussed about these matters throughout the year. The Board determined that they received sufficient information to make an informed decision. The Board weighed and balanced the factors it considered and concluded that no single factor was determinative of the decision to approve the New Advisory Agreements. Rather, the information presented supported the Board's conclusion that the fee structure and services provided under the agreements were fair, reasonable and in the best interests of shareholders.

     Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Trustees, unanimously approved the New Advisory Agreements and unanimously voted to recommend the New Advisory Agreements to shareholders for approval.

SHAREHOLDER APPROVAL

     Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of a particular Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

         YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

                                   PROPOSAL 4

                   APPROVAL OF AN AMENDED AND RESTATED PLAN OF
                         DISTRIBUTION FOR CLASS A SHARES

     At the meeting, shareholders of Class A shares will be asked to approved an Amended and Restated Plan of Distribution under rule 12b-1 of the 1940 Act ("New 12b-1 Plan"). (See Exhibit F.) The maximum fee payable under the existing plan is 0.10% of average net assets and the maximum fee payable under the proposed New 12b-1 Plan is identical: 0.10% of average net assets. The purpose of this proposal is to change the 12b-1 distribution plan for Class A Shares from a "reimbursement" plan to a "compensation" plan. The 12b-1 plans for Class C Shares in the Allegiant Funds complex are compensation plans. Your Trustees believe that operational efficiencies can be gained by using a consistent plan to compensate dealers for their service in distributing shares. The Board does not expect the change to have a material financial impact on shareholders. It is expected that implementation of the New 12b-1 Plan will generate greater opportunities for the promotion of the sale of Class A shares at no known additional cost to the funds that offer Class A Shares.

     The expenses and activities eligible for compensation under the New 12b-1 Plan and for reimbursement under the existing plan are substantially the same. Under the existing plan, the Distributor is reimbursed for (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of Class A Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing the Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the plan. Under the New 12b-1 Plan, expenses and activities eligible for compensation include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Class A Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's Class A Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class A Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

     The New 12b-1 Plan will be governed by Rule 12b-1 under the 1940 Act, which requires that (1) a rule 12b-1 plan must be approved with respect to a fund by a vote of at least a majority of the outstanding voting securities of the fund;
(2) a plan and any related agreements must be approved by a vote of the fund's board of trustees, and by a majority of the trustees who are not "interested persons" of the fund under the 1940 Act and have no direct or indirect financial interest in the operation of the plan or in any related agreements ("independent trustees"), cast in person at a meeting called for the purpose of voting on the plan and related agreements; (3) both a plan and any related agreements must provide in substance (i) that they will be subject to annual approval by the trustees and independent trustees, (ii) that any person authorized to make payments under the plan or a related agreement must provide the trustees with a quarterly written report of payments made and the purpose of the payments, (iii) that the plan may be terminated at any time by the vote of a majority of the independent trustees, (iv) that any related agreement may be terminated without penalty at any time by a vote of a majority of the independent trustees or by vote of a majority of the outstanding securities of a fund on not more than 60 days' written notice, and (v) that any related agreement terminates if it is assigned; (4) a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material plan amendments must be approved by a vote of the independent trustees; (5) the selection and nomination of the independent directors must be committed to the independent trustees; and (6) in implementing or continuing the plan, the trustees must conclude that there is a reasonable likelihood that the plan will benefit the fund and its shareholders.

EVALUATION BY THE BOARD OF TRUSTEES

     At a meeting held on August 25, 2009, the Trustees determined that there is a reasonable likelihood that the adoption of the New 12b-1 Plan will benefit each Fund and their Class A shareholders, at no additional cost to the Funds. In making this determination, the Trustees considered a number of factors. The Trustees were informed by representatives of Allegiant that the new 12b-1 Plan could improve the Trust's ability to attract new investments in the Funds by enabling it to compensate selling dealers adequately and in the most effective manner. Any resulting increase in Fund assets should enable the Funds to achieve greater economies of scale and thereby lower their per-share operating expenses.

     The Trustees also considered the benefits of the New 12b-1 Plan to Allegiant. In particular, the Trustees considered that an increase in the assets of the Funds would increase the management fees paid to Allegiant, and that payment of distribution expenses could reduce the need for Allegiant to subsidize expenses out of other resources available to it. However, the Trustees also considered that the fee limits in the New 12b-1 Plan are identical to the existing distribution plan. Consequently, the proposed benefits to shareholders, on balance, weighed in favor of recommending approval of the proposal to shareholders.

               YOUR TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
                  RECOMMENDED THAT THE SHAREHOLDERS VOTE "FOR"
                                   PROPOSAL 4.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                                OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Listed in Exhibit G are the persons that, to the knowledge of the Trusts, held beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

     PNC Bank, N.A. ("PNC Bank"), and National City Bank ("NCB"), each an affiliate of Allegiant, may each be deemed to be the beneficial owner, for purposes of the federal securities laws, of shares of certain of the Funds because each possesses sole or shared voting power with respect to such shares. PNC Bank, PNC Delaware Trust Company and NCB do not, however, have any economic interest in such shares, which are held solely for the benefit of their customers. PNC Bank, PNC Delaware Trust Company and NCB have each advised the Funds that they intend to vote the shares in the respective Funds over which they have retained voting power in a manner that is consistent with their fiduciary responsibilities. As of the Record Date, PNC Bank, PNC Delaware Trust Company and NCB (together, the "PNC Affiliates") may be deemed to be the beneficial owners of:

FUND                                                   PNC AFFLIATES
----                                                   -------------
Balanced Allocation Fund                                      7%
International Equity Fund                                    77%
Large Cap Core Equity Fund                                   55%
Large Cap Growth Fund                                        73%
Large Cap Value Fund                                         49%
Mid Cap Value Fund                                           43%
Multi-Factor Small Cap Core Fund                             69%

Multi-Factor Small Cap Growth Fund                           35%
Multi-Factor Small Cap Value Fund                            25%
S&P 500 Index Fund                                           17%
Small Cap Core Fund                                          88%
Bond Fund                                                    77%
Government Mortgage Fund                                     70%
High Yield Bond Fund                                         69%
Intermediate Bond Fund                                       89%
Limited Maturity Bond Fund                                   67%
Total Return Advantage Fund                                  76%
Ultra Short Bond Fund                                        21%
Intermediate Tax Exempt Bond Fund                            91%
Michigan Intermediate Municipal Bond Fund                    69%
Ohio Intermediate Tax Exempt Bond Fund                       80%
Pennsylvania Intermediate Municipal Bond Fund                78%
Government Money Market Fund                                 15%
Money Market Fund                                            48%
Ohio Municipal Money Market Fund                             67%
Pennsylvania Tax Exempt Money Market Fund                    73%
Tax Exempt Money Market Fund                                 63%

Treasury Money Market Fund                                   19%
Advantage Institutional Money Market Fund                    30%
Advantage Institutional Government Money Market Fund          0%
Advantage Institutional Treasury Money Market Fund            0%

EXPENSES

     The expenses related to the proxy and the Meeting, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the New Adviser or one of its affiliates. Expenses are currently estimated at $190,000 for Allegiant Funds and $10,000 for the Allegiant Advantage Funds.

SOLICITATION OF PROXIES

     Solicitation will be primarily by mail, but officers of the Trusts or regular employees of the investment adviser or the Funds' co-administrators, without compensation, may solicit by telephone or personal contact. In addition, Georgeson Inc. d/b/a Computershare Fund Services may be paid for the solicitation of proxies by telephone on behalf of the Funds at a cost of approximately $60,000.

CO-ADMINISTRATORS

     PNC Global Investment Servicing (U.S.) Inc., "PNC-GIS") an affiliate of the New Adviser, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 and the New Adviser, with offices at Two Hopkins Plaza, Baltimore, Maryland 21201, serve as co-administrators of the Funds. The co-administrators provide accounting and administration services to the Funds. During the fiscal year ended May 31, 2009, PNC-GIS and its affiliate, Allegiant Asset Management Company, served as co-administrators and the Funds paid the co-administrators administration fees as set forth below:

FUND
----
Balanced Allocation Fund..................................   $  103,237
International Equity Fund.................................   $  179,629
Large Cap Core Equity Fund................................   $   86,028
Large Cap Growth Fund.....................................   $  165,141
Large Cap Value Fund......................................   $  248,756
Mid Cap Value Fund........................................   $  112,855
Multi-Factor Small Cap Core Fund..........................   $   22,165
Multi-Factor Small Cap Growth Fund........................   $    5,390
Multi-Factor Small Cap Value Fund.........................   $   63,530

S&P 500 Index Fund........................................   $   70,219
Small Cap Core Fund.......................................   $   99,390
Bond Fund ................................................   $  162,603
Government Mortgage Fund..................................   $  107,238
High Yield Bond Fund......................................   $    6,843
Intermediate Bond Fund....................................   $  211,316
Limited Maturity Bond Fund................................   $   84,220
Total Return Advantage Fund...............................   $  170,180
Ultra Short Bond Fund.....................................   $   43,627
Intermediate Tax Exempt Bond Fund.........................   $   44,671
Michigan Intermediate Municipal Bond Fund.................   $   26,810
Ohio Intermediate Tax Exempt Bond Fund....................   $   70,035
Pennsylvania Intermediate Municipal Bond Fund.............   $   23,805
Government Money Market Fund..............................   $  639,154
Money Market Fund.........................................   $1,770,478
Ohio Municipal Money Market Fund..........................   $  306,599
Pennsylvania Tax Exempt Money Market Fund.................   $  122,350
Tax Exempt Money Market Fund..............................   $  601,761
Treasury Money Market Fund................................   $  535,624
Advantage Institutional Money Market Fund.................   $  305,255
Advantage Institutional Government Money Market Fund......   *
Advantage Institutional Treasury Money Market Fund........   *

*    Not in operation during the period

DISTRIBUTOR

     Professional Funds Distributor, LLC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Distributor of the Funds.

SHAREHOLDER PROPOSALS

     The Trusts are not required to hold annual meetings of shareholders. A special meeting of shareholders may be called at any time by the Board or on the written request of shareholders owning 20% of the outstanding shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trusts should send such proposal to Allegiant Funds c/o PNC Global Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795 or Allegiant Advantage Funds c/o PNC Global Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trusts a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

DELIVERY OF PROXY STATEMENT

     The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to Allegiant Funds c/o PNC Global Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795 or by calling toll-free 1-800-622-FUND
(3863); or by writing Allegiant Advantage Funds c/o PNC Global Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795 or by calling toll-free 1-800-364-4890. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their placement agent or the Funds directly.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                      John F. Durkott, President
                                                                 Allegiant Funds
                                                       Allegiant Advantage Funds
                                                                October 19, 2009

                                                                       EXHIBIT A

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND

                          NOMINATING COMMITTEE CHARTER

The Nominating Committee ("Committee") of the Board of Trustees of Allegiant Funds and Allegiant Advantage Fund (the "Trusts") shall consist of the independent Trustees of the Trusts ("Independent Trustees"), all of whom are "disinterested" (or independent) as defined is Section 2(a)(19) of the Investment Company Act of 1940 (the "Act")). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as non-interested members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust's investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. Persons selected must also be independent in terms of both the letter and the spirit of the Act. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

The Committee shall accept and review shareholder nominations for Independent Trustees. The Committee will evaluate the nominees' qualifications for Board membership and their independence from the Trust's investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A shareholder nomination for Independent Trustee may be submitted to the Trust by sending the nomination to the Trust's Secretary. The Secretary will submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations. Any nominations of "interested Trustees" (as defined in Section 2(a)(19) of the Act) may be considered by the entire Board of Trustees.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust's next filing on Form N-CSR.

The Committee shall meet as requested by the Trust's Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                                                       EXHIBIT B

                                 ALLEGIANT FUNDS

                               ADVISORY AGREEMENT

          AGREEMENT made as of ____________ between ALLEGIANT FUNDS, a Massachusetts business trust, located in King of Prussia, Pennsylvania (the "Trust") and PNC CAPITAL ADVISORS, LLC, located in Baltimore, Maryland (the "Adviser").

          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Adviser as investment adviser to the series of the Trust listed on Schedule 1 to this Agreement (the "Fund(s)");

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

          The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

          Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to the Funds.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory services to the Funds may be provided by a sub-adviser agreeable to the Adviser and approved in accordance with the provisions of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds involved without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Funds; (b) review investments in the Funds on a periodic basis for compliance with their investment objectives, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Funds that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of all affiliates;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the

               Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will any of the Funds' securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Funds, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by

Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided to the Funds and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to each Fund and the Adviser will accept as full compensation therefore fees, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund as stated on Schedule 1 of this Agreement.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to a Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of such Fund, and, unless sooner terminated as provided herein, shall continue in effect until August 31, 2011. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund for successive twelve month periods ending on August 31, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Ohio law.

     13. NAMES. The names "ALLEGIANT FUNDS" and "Trustees of ALLEGIANT FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        ALLEGIANT FUNDS


                                        BY:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PNC CAPITAL ADVISORS, LLC


                                        BY:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE 1

                                 ALLEGIANT FUNDS
                               ADVISORY AGREEMENT

                                                                INVESTMENT ADVISORY FEE
                                               --------------------------------------------------------
                EQUITY FUNDS
Allegiant Balanced Allocation Fund                                      0.75%
Allegiant International Equity Fund                                     1.00%
Allegiant Large Cap Core Equity Fund           0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                               to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                         over
Allegiant Large Cap Growth Fund                0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                               to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                         over
Allegiant Large Cap Value Fund                 0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                               to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                         over
Allegiant Mid Cap Value Fund                                            0.75%
Allegiant Multi-Factor Small Cap Core Fund       1.00% of $0 to less than $500 million, 0.95% of $500
                                               million to less than $1 billion, and 0.90% of $1 billion
                                                                       and over
Allegiant Multi-Factor Small Cap Growth Fund     1.00% of $0 to less than $500 million, 0.95% of $500
                                               million to less than $1 billion, and 0.90% of $1 billion
                                                                       and over
Allegiant Multi-Factor Small Cap Value Fund      1.00% of $0 to less than $500 million, 0.95% of $500
                                               million to less than $1 billion, and 0.90% of $1 billion
                                                                       and over
Allegiant S&P 500 Index Fund                      0.15% of $0 to less than $50 million, 0.10% of $50
                                                million to less than $150 million, and 0.075% of $150
                                                                   million and over
Allegiant Small Cap Core Fund                    1.00% of $0 to less than $500 million, 0.95% of $500
                                               million to less than $1 billion, and 0.90% of $1 billion
                                                                       and over

                                                          INVESTMENT ADVISORY FEE
                                                          -----------------------
                   FIXED INCOME FUNDS
Allegiant Bond Fund                                                0.45%
Allegiant Government Mortgage Fund                                 0.40%
Allegiant High Yield Bond Fund                                     0.50%
Allegiant Intermediate Bond Fund                                   0.40%
Allegiant Limited Maturity Bond Fund                               0.35%
Allegiant Total Return Advantage Fund                              0.40%
Allegiant Ultra Short Bond Fund                                    0.20%

                 TAX EXEMPT BOND FUNDS
Allegiant Intermediate Tax Exempt Bond Fund                        0.40%
Allegiant Michigan Intermediate Municipal Bond Fund                0.40%
Allegiant Ohio Intermediate Tax Exempt Bond Fund                   0.40%
Allegiant Pennsylvania Intermediate Municipal Bond Fund            0.40%

                   MONEY MARKET FUNDS
Allegiant Government Money Market Fund                             0.25%
Allegiant Money Market Fund                                        0.25%
Allegiant Ohio Municipal Money Market Fund                         0.20%
Allegiant Pennsylvania Tax Exempt Money Market Fund                0.20%
Allegiant Tax Exempt Money Market Fund                             0.20%
Allegiant Treasury Money Market Fund                               0.25%

                                                                       EXHIBIT C

                            ALLEGIANT ADVANTAGE FUND

                               ADVISORY AGREEMENT

          AGREEMENT made as of ____________ between ALLEGIANT ADVANTAGE FUND, a Massachusetts business trust, located in King of Prussia, Pennsylvania (the "Trust") and PNC CAPITAL ADVISORS, LLC, located in Baltimore, Maryland (the "Adviser").

          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Adviser as investment adviser to the series of the Trust listed on Schedule 1 to this Agreement (the "Fund(s)");

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on May 18, 1993 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on July 6, 1993 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on July 6, 1993 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

          The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

          Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to the Funds.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory services to the Funds may be provided by a Sub-Adviser agreeable to the Adviser and approved in accordance with the provisions of the 1940 Act. Any such Sub-Advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds involved without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Funds; (b) review investments in the Funds on a periodic basis for compliance with their investment objectives, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Funds that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of all affiliates;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will any of the Funds' securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Funds, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided to the Fund and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefore fees, computed daily and paid monthly, at an annual rate based on the average daily net assets as stated on Schedule 1 of this Agreement.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to a Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of such Fund, and, unless sooner terminated as provided herein, shall continue in effect until August 31, 2011. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund for successive twelve month periods ending on August 31, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Ohio law.

     13. NAMES. The names "ALLEGIANT ADVANTAGE FUND" and "Trustees of ALLEGIANT ADVANTAGE FUND" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a

     Declaration of Trust dated May 18, 1993 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT ADVANTAGE FUND" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     ALLEGIANT ADVANTAGE FUND


                                     BY:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     PNC CAPITAL ADVISORS, LLC


                                     BY:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                   SCHEDULE 1

                            ALLEGIANT ADVANTAGE FUND
                               ADVISORY AGREEMENT

                                                      INVESTMENT ADVISORY FEE
                                                      -----------------------
Allegiant Advantage Institutional Money Market Fund            0.15%

                                                                       EXHIBIT D

                                    [FORM OF]

                              AGREEMENT AND PLAN OF
                   REORGANIZATION, CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the ___ day of ________, 2009 by and between __________________, a
Massachusetts business trust (the "Registrant"), on behalf of each of its series (each a "Predecessor Fund" and collectively the "Predecessor Funds"), and __________________ (the "Trust"), a Delaware statutory trust on behalf of each corresponding new series of the Trust (each a "Successor Fund" and collectively the "Successor Funds").

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Predecessor Fund as a Successor Fund. Each Reorganization will include the transfer of all of the assets of a Predecessor Fund to the Trust on behalf of the corresponding Successor Fund solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Predecessor Fund and (2) the issuance by the Trust to the Predecessor Fund of shares of beneficial interest (herein referred to as "Shares") of the Successor Fund. The aggregate number of Shares of each subseries (hereafter "class") of the Successor Fund (the "Successor Fund Shares") issued to the Predecessor Fund will be equal to the number of shares of beneficial interest ("Shares") of the corresponding Predecessor Fund class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by each Predecessor Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Predecessor Fund Shares in exchange for those Predecessor Fund Shares, in liquidation of each Predecessor Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE PREDECESSOR FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Predecessor Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to the Trust on behalf of the corresponding Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Predecessor Fund. The Trust, on behalf of each Successor Fund, agrees that in exchange for all of the assets of the corresponding Predecessor Fund: (1) the Successor Fund shall assume all of the liabilities of such Predecessor Fund, whether contingent or otherwise, then existing including, without limitation, all fees and expenses incurred in connection with the transactions contemplated hereby and (2) the Trust shall issue Successor Fund Shares to the Predecessor Fund. The number of Successor Fund

Shares of each class to be issued by the Trust on behalf of each Successor Fund will be identical to the number of Shares of the corresponding class of the Predecessor Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

     1.2 The assets of each Predecessor Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Shares under applicable securities laws, any books or records of the Predecessor Fund and other property owned by the Predecessor Fund and any deferred or prepaid expenses shown as assets on the books of the Predecessor Fund on the Closing Date provided for in paragraph 3.1.

     1.3 Immediately after delivery to each Predecessor Fund of corresponding Successor Fund Shares, a duly authorized officer of Registrant shall cause each Predecessor Fund, as the sole Shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Trust with respect to the Successor Fund; (ii) ratify the selection of the Trust's independent auditors with respect to the Successor Fund; (iii) approve an investment advisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement in effect with respect to the Predecessor Fund immediately prior to the Closing of the Reorganization, and (iv) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Predecessor Fund immediately prior to the Closing of the Reorganization, including any changes thereto approved by the Shareholders of the Predecessor Fund at the meeting of Shareholders scheduled for December 17, 2009 (the "Shareholder Meeting").

     1.4 On the Closing Date each Predecessor Fund will distribute in liquidation the Successor Fund Shares of each class to each Shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Predecessor Fund pro rata in proportion to such Shareholder's beneficial interest in that class and in exchange for that Shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Predecessor Fund on the Share records of the Trust with respect to the Successor Fund to open accounts on those records in the names of such Predecessor Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Funds which is due to such Predecessor Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

     1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of PNC Global Investment Servicing, Inc. (U.S.) ("PNC-GIS"), as the Trust's transfer agent.

     1.6 The legal existence of each Predecessor Fund and the Registrant shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Predecessor Fund and the Registrant shall not conduct any business except in connection with its liquidation and termination.

2.   VALUATION

     2.1 The value of each Predecessor Fund's assets to be acquired by the Trust on behalf of the corresponding Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Predecessor Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Predecessor Fund's current prospectus(es) and statement of additional information.

     2.2 The value of full and fractional Successor Fund Shares of each class to be issued in exchange for each Predecessor Fund's assets shall be equal to the value of the net assets of the corresponding class of such Predecessor Fund on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Predecessor Fund Shares outstanding on the Closing Date.

     2.3 All computations of value shall be made by PFPC Trust Company (the "Custodian"), as custodian for the Predecessor Funds and the Trust.

3.   CLOSING AND CLOSING DATE

     3.1 The transfer of each Predecessor Fund's assets in exchange for the assumption by the corresponding Successor Fund of the Predecessor Fund's liabilities and the issuance of Successor Fund Shares to the Predecessor Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at such place or on such date ("Closing Date") as the parties may agree in writing.

     3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Registrant represents and warrants, on behalf of itself and each Predecessor Fund, as follows:

          4.1A. At the Closing Date, Registrant, on behalf of the Predecessor Funds, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          4.1B. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Predecessor Fund enforceable in accordance with its terms, subject to the approval of each Predecessor Fund's Shareholders;

          4.1C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Registrant, on behalf of the Predecessor Funds, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.1D. The Registrant will file with the Securities and Exchange Commission ("SEC") proxy materials (the "Proxy Statement") complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of its Shareholders to be called to consider and act upon the transactions contemplated herein.

          4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

          4.2A. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

          4.2B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms;

          4.2C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Funds of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.2D. The Trust, on behalf of the Successor Funds, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT, THE PREDECESSOR FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

     The obligations of Registrant, the Predecessor Funds, the Trust and the Successor Funds are each subject to the conditions that on or before the Closing
Date:

     5.1 This Agreement and the transactions contemplated herein shall have been approved by the Trustees of the Registrant and the Trust and by the requisite vote of the Registrant's Shareholders;

     5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or Registrant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, Predecessor Funds, Registrant or Successor Funds, provided that either party hereto may waive any of such conditions for itself or its respective series;

     5.3 The Registrant and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

          5.3A. The transfer of all of the assets and liabilities of each Predecessor Fund to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Predecessor Fund, followed by the distribution in liquidation by the Predecessor Fund of such Successor Fund Shares to the Predecessor Fund Shareholders in exchange for their Predecessor Fund Shares and the termination of the Predecessor Fund, will constitute a reorganization within the meaning of Section 368 of the Code, and the Predecessor Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          5.3B. No gain or loss will be recognized by any Predecessor Fund upon
     (i) the transfer of all of its assets to the Trust on behalf of the corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Predecessor Fund and the assumption by the Successor Fund of the Predecessor Fund's liabilities and (ii) the distribution by the Predecessor Fund of such Successor Fund Shares to the Predecessor Fund Shareholders;

          5.3C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the corresponding Predecessor Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Predecessor Fund and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund;

          5.3D. The tax basis of the assets acquired by the Trust on behalf of a Successor Fund from its corresponding Predecessor Fund will be, in each instance, the same as the tax basis of those assets in the Predecessor Fund's hands immediately prior to the transfer;

          5.3E. The tax holding period of the assets of each Predecessor Fund in the hands of its corresponding Successor Fund will, in each instance, include the Predecessor Fund's tax holding period for those assets;

          5.3F. Each Predecessor Fund's Shareholders will not recognize gain or loss upon the exchange of all of their Shares of the Predecessor Fund solely for Successor Fund Shares as part of the transaction;

          5.3G. The tax basis of the Successor Fund Shares received by Predecessor Fund Shareholders in the transaction will be, for each Shareholder, the same as the tax basis of the Predecessor Fund Shares surrendered in exchange therefor; and

          5.3H. The tax holding period of the Successor Fund Shares received by Predecessor Fund Shareholders will include, for each Shareholder, the tax holding period for the Predecessor Fund Shares surrendered in exchange therefor, provided that such Predecessor Fund Shares were held as capital assets on the date of the exchange.

     The Registrant and the Trust each agree to make and provide representations with respect to the Predecessor Funds and the Successor Funds, respectively, that are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

6.   BROKERAGE FEES

     The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Predecessor Funds, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

7.   TERMINATION

     This Agreement may be terminated by the mutual agreement of the Trust and Registrant and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the Shareholders of the Registrant, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with this Agreement inadvisable.

8.   AMENDMENT

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Predecessor Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to that Predecessor Fund's Shareholders under this Agreement to the detriment of such Predecessor Fund Shareholders without their further approval.

9.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

     9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     9.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.5 All persons dealing with the Trust, the Predecessor Funds, Registrant or the Successor Funds must look solely to the property of the Trust, the Predecessor Funds, Registrant or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Predecessor Funds, Registrant or the Successor Funds, as neither the Trustees, officers, agents nor Shareholders of the Trust or Registrant assume any personal liability for obligations entered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

     9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Paragraph 1.7.

     9.7 The Trust or the Registrant, after consultation with their respective counsel and by consent of their respective Boards of Trustees, Executive Committees or any officer, may waive any condition to their respective obligations hereunder if, in their or such officer's judgment, such waiver will not have a material adverse effect on the interests of the Shareholders of the Trust and the Registrant.

10.  NOTICES

     Any notice, report statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Registrant or the Trust, each at _____________________________________, Attention: Secretary.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[______________], a Massachusetts                  [_______________], a Delaware
business trust                                     statutory trust


By:                                                By:
    ------------------------------                     -------------------------

                                                                       EXHIBIT E

                                    [FORM OF]

                       AGREEMENT AND DECLARATION OF TRUST

               THIS AGREEMENT AND DECLARATION OF TRUST is made as of August 25, 2009, by the Trustees hereunder, and by the holders of Shares to be issued by [_______________] ("Trust") hereunder, as hereinafter provided.

                                   WITNESSETH:

               WHEREAS, the Trust is being formed to carry on the business of an open-end management investment company as defined in the 1940 Act; and

               WHEREAS, this Trust is authorized to divide its Shares into two or more Classes, to issue its Shares in separate Series, to divide Shares of any Series into two or more Classes, and to issue Classes of the Trust or the Series, if any, all in accordance with the provisions hereinafter set forth; and

               WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the DSTA, and the provisions hereinafter set forth;

               NOW, THEREFORE, the Trustees hereby declare that:

     (i) the Trustees will hold all cash, securities, and other assets that they may acquire, from time to time, in any manner as Trustees hereunder IN TRUST and will manage and dispose of the same, from time to time, upon the following terms and conditions for the benefit of the holders of Shares issued hereunder as hereinafter set forth; and

     (ii) this Declaration of Trust and the Bylaws shall be binding in accordance with their terms on every Trustee, by virtue of having become a Trustee of the Trust, and on every Shareholder, by virtue of having become a Shareholder of the Trust, pursuant to the terms of this Declaration of Trust and the Bylaws.

                                    ARTICLE I

                  NAME; OFFICES; REGISTERED AGENT; DEFINITIONS

     Section 1. NAME. The Trust shall be known as ["_______________"]and the Board of Trustees shall conduct the business of the Trust under that name, or any other name as the Board of Trustees may designate, from time to time. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class thereof. In the event of any such change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of any such change.

     Section 2. OFFICES OF THE TRUST. The Board at any time may establish offices of the Trust at any place or places where the Trust intends to do business.

     Section 3. REGISTERED AGENT AND REGISTERED OFFICE. The name of the registered agent of the Trust and the address of the registered office of the Trust in the State of Delaware are as set forth in the Trust's Certificate of Trust. The Trustees may, without Shareholder approval, change the registered agent and the registered office of the Trust.

     Section 4. DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) "1940 ACT" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

          (b) "AFFILIATE" shall have the same meaning as "affiliated person," as such term is defined in the 1940 Act, when used with reference to a specified Person;

          (c) "BOARD OF TRUSTEES" or "BOARD" shall mean the governing body of the Trust, which is comprised of the number of Trustees of the Trust fixed, from time to time, pursuant to Article IV hereof, having the powers and duties set forth herein;

          (d) "BYLAWS" shall mean Bylaws of the Trust, as amended or restated, from time to time, in accordance with Article VIII therein. Such Bylaws may contain any provision not inconsistent with applicable law or this Declaration of Trust, relating to the governance of the Trust. The Bylaws are expressly herein incorporated by reference as part of the "governing instrument" of the Trust within the meaning of the DSTA;

          (e) "CERTIFICATE OF TRUST" shall mean the certificate of trust of the Trust filed on __________, 2009 with the Office of the Secretary of State of the State of Delaware, as required under the DSA, as such certificate has been or shall be amended or restated, from time to time;

          (f) "CLASS" shall mean each class of Shares of the Trust or of a Series of the Trust established and designated under and in accordance with the provisions of Article III hereof;

          (g) "CODE" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended, from time to time;

          (h) "COMMISSION" shall have the meaning given that term in the 1940
     Act;

          (i) "DGCL" shall mean the General Corporation Law of the State of Delaware (8 Del. C. Section 101, ET SEQ.), as amended from time to time;

          (j) "DSTA" shall mean the Delaware Statutory Trust Act (12 Del. C.
     Section 3801, ET SEQ.), as amended, from time to time;

          (k) "DECLARATION OF TRUST" shall mean this Agreement and Declaration of Trust, including resolutions of the Board of Trustees of the Trust that have been adopted prior to the date of this Declaration of Trust, or that may be adopted hereafter, regarding the establishment and designation of Series and/or Classes of Shares of the Trust, and any amendments or modifications to such resolutions, as of the date of the adoption of each such resolution;

          (l) "GENERAL LIABILITIES" shall have the meaning given it in Article III, Section 6(b) of this Declaration of Trust;

          (m) "INITIAL TRUSTEE" shall mean Audrey C. Talley, in her capacity as a Trustee of the Trust.

          (n) "INTERESTED PERSON" shall have the meaning given that term in the 1940 Act;

          (o) "INVESTMENT ADVISER" or "Adviser" shall mean a Person furnishing services to the Trust pursuant to any investment advisory or investment management contract described in Article IV, Section 7(a) hereof;

          (p) "NATIONAL FINANCIAL EMERGENCY" shall mean, as determined by the Board in its sole discretion, the whole or any part of any period during
     (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust to determine fairly the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors;

          (q) "PERSON" shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee, government or any political subdivision, agency or instrumentality thereof or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory or business trust;

          (r) "PRINCIPAL UNDERWRITER" shall have the meaning given that term in the 1940 Act;

          (s) "SERIES" shall mean each Series of Shares established and designated under and in accordance with the provisions of Article III hereof;

          (t) "SHARES" shall mean the transferable shares of beneficial interest into which the beneficial interest in the Trust have been or shall be divided, from time to time, and shall include fractional and whole shares;

          (u) "SHAREHOLDER" shall mean a record owner of Shares pursuant to this Declaration of Trust and the Bylaws;

          (v) "TRUST" shall mean Allegiant Funds, the Delaware statutory trust formed hereby and by filing the Certificate of Trust with the Office of the Secretary of State of the State of Delaware;

          (w) "TRUST PROPERTY" shall mean any and all property, real or personal, tangible or intangible, that is owned or held by or for the account of the Trust, or one or more of any Series thereof, including, without limitation, the rights referenced in Article X, Section 5 hereof; and

          (x) "TRUSTEE" or "TRUSTEES" shall mean each Person who signs this Declaration of Trust as a trustee and all other Persons who, from time to time, may be duly elected or appointed, qualified, and serving on the Board of Trustees in accordance with the provisions hereof and the Bylaws, so long as such signatory or other Person continues in office in accordance with the terms hereof and the Bylaws. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person's or Persons' capacity as a Trustee or Trustees hereunder and under the Bylaws.

                                   ARTICLE II

                                PURPOSE OF TRUST

     The purpose of the Trust is to conduct, operate, and carry on the business of a registered management investment company registered under the 1940 Act, directly, or if one or more Series is established hereunder, through one or more Series, investing primarily in securities, and to exercise all of the powers, rights, and privileges granted to, or conferred upon, a statutory trust formed under the DSTA, including, without limitation, the following powers:

          (a) To hold, invest, and reinvest its funds, and in connection therewith, to make any changes in the investment of the assets of the Trust or any Series, to hold part or all of its funds in cash, to hold cash uninvested, to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend, or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, shares, units of beneficial interest, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, money market instruments, certificates of deposit or indebtedness, bills, notes, mortgages, commercial paper, repurchase or reverse repurchase agreements, bankers' acceptances, finance paper, and any options, certificates, receipts, warrants, futures contracts, or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein or in any property or assets, and other securities of any kind, as the foregoing are issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia, and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities;

          (b) To exercise any and all rights, powers, and privileges with reference to or incident to ownership or interest, use, and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power, and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge, or write options with respect to or otherwise deal with, dispose of, use, exercise, or enjoy any rights, title, interest, powers, or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement, and enhancement in value of any of such securities and other instruments or property;

          (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

          (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Board of Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Board of Trustees shall deem proper;

          (e) To exercise powers and rights of subscription or otherwise that arise in any manner out of ownership of securities and/or other property;

          (f) To hold any security or property in a form not indicating that it is Trust Property, whether in bearer, unregistered, or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise, or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

          (g) To consent to, or participate in, any plan for the reorganization, consolidation, or merger of any corporation or issuer of any security which is held in the Trust or any Series; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust or any Series;

          (h) To join with other security holders in acting through a committee, depositary, voting trustee, or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary, or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board of Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary, or trustee as the Board of Trustees shall deem proper;

          (i) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any series or any matter in controversy, including, but not limited to, claims for taxes;

          (j) To enter into joint ventures, general or limited partnerships, and any other combinations or associations;

          (k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship; or otherwise assume liability for payment thereof;

          (l) To purchase and pay for such insurance as the Board of Trustees may deem necessary or appropriate for the conduct of the business entirely out of Trust Property, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisors, Principal

     Underwriters, or independent contractors of the Trust or any Series, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being, or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the Bylaws, and by applicable law;

          (m) To adopt, establish, and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift, and other retirement, incentive, and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees, and agents of the Trust or any Series;

          (n) To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge, or otherwise deal with, dispose of, use, exercise, or enjoy property of all kinds;

          (o) To buy, sell, mortgage, encumber, hold, own, exchange, rent, or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter, and maintain buildings, structures, and other improvements on real property;

          (p) To borrow or raise moneys for any of the purposes of the Trust or any Series, and to mortgage or pledge the whole or any part of the property and franchises of the Trust or any Series, real, personal, and mixed, tangible or intangible, and wheresoever situated;

          (q) To enter into, make, and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount;

          (r) To issue, purchase, sell and transfer, reacquire, hold, trade, and deal in stocks, shares, bonds, debentures, and other securities, instruments, or other property of the Trust or any Series, from time to time, to such extent as the Board of Trustees shall determine, consistent with the provisions of this Declaration of Trust; and to reacquire and purchase, from time to time, its Shares or, if any, its bonds, debentures, and other securities;

          (s) To engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust or any Series, and out of the assets of the Trust or any Series to pay or to satisfy any debts, claims, or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Board of Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any Person, including a Shareholder in the Shareholder's own name or the name of the Trust or any Series, whether or not the Trust or any Series or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Series;

          (t) To exercise and enjoy, in Delaware and in any other states, territories, districts, and United States dependencies, and in foreign countries, all of the foregoing powers, rights, and privileges, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights, or privileges so granted or conferred; and

          (u) In general, to carry on any other business in connection with or incidental to its trust purposes, to do everything necessary, suitable, or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of or connected with, its business or purposes, objects, or powers.

     Neither the Trust nor any Series shall be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. Neither the Trust nor the Board of Trustees shall be required to obtain any court order to deal with any assets of the Trust or any Series or take any other action hereunder.

     The foregoing clauses each shall be construed as purposes, objects, and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects, and powers shall not be held to limit or restrict in any manner the powers of the Trust or any Series, and that they are in furtherance of, and in addition to and not in limitation of, the general powers conferred upon the Trust or any Series by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

                                  ARTICLE III

                                     SHARES

     Section 1. DIVISION OF BENEFICIAL INTERESTS.

          (a) The beneficial interests in the Trust shall be divided into Shares, each Share without a par value. The number of Shares in the Trust authorized hereunder, and of each Series and Class as may be established, from time to time, is unlimited. The Board of Trustees may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series of Shares into separate Classes of Shares in accordance with the 1940 Act. As of the effective date of this Declaration of Trust, any new Series and Classes, if any, shall be established and designated by the Board of Trustees pursuant to Article III, Section 6 hereof. If no separate Series or Classes shall be established, the Shares of the Trust shall have the rights, powers, and duties provided for herein, including Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein. All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust or any or all Series or Classes thereof that may be established from time to time, as the context may require.

               (i) The fact that the Trust shall have one or more established and designated Classes of the Trust shall not limit the authority of the Board of Trustees to establish and designate additional Classes of the Trust. The fact that one or more Classes of the Trust shall have been established initially and designated without any specific establishment or designation of a Series (i.e., that all Shares of the Trust are initially Shares of one or more Classes) shall not limit the authority of the Board of Trustees to later establish and designate a Series and establish and designate the Class or Classes of the Trust as Class or Classes, respectively, of such Series.

               (ii) The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class) shall not limit the authority of the Board of Trustees to establish and designate separate Classes of said Series. The fact that a Series shall have more than one established and designated Class shall not limit the authority of the Board of Trustees to establish and designate additional Classes of said Series.

          (b) Subject to any requirements or limitations of the 1940 Act, the Board of Trustees shall have the power to issue authorized but unissued Shares of beneficial interests of the Trust, or any Series and Class thereof, from time to time, for such consideration paid wholly or partly in cash, securities, or other property, as may be determined, from time to time, by the Board of Trustees. The Board of Trustees, on behalf of the Trust, or any Series, may acquire and hold as treasury shares, reissue for such consideration and on such terms as the Board of Trustees may determine, or cancel, at its discretion, from time to time, any Shares reacquired by the Trust or any Series. The Board of Trustees may classify or reclassify any unissued Shares of beneficial interest, or any Shares of beneficial interest of the Trust or any Series or Class thereof, which were previously issued and are reacquired, into one or more Series or Classes that may be established and designated, from time to time. Notwithstanding the foregoing, the Trust or any Series thereof may acquire, hold, sell, and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury Shares or cancelled. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

          (c) Subject to the provisions of Section 6 of this Article III, each Share shall entitle the holder to voting rights as provided in Article V hereof and the Bylaws. Shareholders shall have no preemptive or other right to subscribe for new or additional authorized but unissued Shares or other securities issued by the Trust or any Series thereof. The Board of Trustees, from time to time, may divide or combine the Shares of the Trust, or any particular Series thereof, into a greater or lesser number of Shares of the Trust or that Series, respectively. Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be.

          (d) Any Trustee, officer, or other agent of the Trust, and any organization in which any such Person has an economic or other interest, may acquire, own, hold, and dispose of Shares of beneficial interest in the Trust or any Series and Class thereof, to the same extent as if such Person were not a Trustee, officer, or other agent of the Trust; and the Trust or any Series may issue and sell and may purchase such Shares from any such Person or any such organization, subject to the limitations, restrictions, or other provisions applicable to the sale or purchase of such Shares herein and in the 1940 Act.

     Section 2. OWNERSHIP OF SHARES. The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as the Board of Trustees considers appropriate for recording the ownership of Shares, the issuance of Share certificates, the transfer of Shares of the Trust, and each Series and Class thereof, if any, and similar matters.

     Section 3. SALE OF SHARES. Subject to the 1940 Act and applicable law, the Trust or any Series may sell its authorized but unissued Shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may authorize, from time to time. All consideration received by the Trust or any Series in each sale shall be credited to the individual purchaser's account in the form of full or fractional Shares of the Trust or such Series thereof (and Class thereof, if any), as the purchaser may select, at the net asset value per Share, as determined by the Board of Trustees in accordance with Article VI hereof, subject to Section 22 of the 1940 Act, and the rules and regulations adopted thereunder; provided, however, that the Board of Trustees may, in its sole discretion, permit the Principal Underwriter or the selling broker or dealer to impose a sales charge upon any such sale. Every Shareholder by virtue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

     Section 4. STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust, the Bylaws, and under applicable law. Ownership of Shares shall not entitle the Shareholders to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Subject to Article VIII, Section 1 hereof, the death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust and any Series thereof shall not operate to dissolve the Trust or any such Series, nor entitle the representative of any deceased, incapacitated, dissolved, terminated, or bankrupt Shareholder to an accounting or to take any action in court or elsewhere against the Trust, the Trustees, or any such Series, but entitles such representative only to the rights of said deceased, incapacitated, dissolved, terminated, or bankrupt Shareholder under this Declaration of Trust, the Bylaws and applicable law. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust, shall have any power to bind personally any Shareholder nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder personally, at any time may agree to pay. Each Share, when issued on the terms determined by the Board of Trustees, shall be fully paid and nonassessable. As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the DGCL.

     Section 5. TAX STATUS; PARTNERSHIP PROVISIONS

          (a) POWER TO MAKE TAX STATUS ELECTION. The Board of Trustees shall have the power, in its discretion, to make an initial entity classification election, and to change any such entity classification election, of the Trust and any Series for U.S. federal income tax purposes as may be permitted or required under the Code, without the vote or consent of any Shareholder. In furtherance thereof, the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, is authorized (but not required) to make and sign any such entity classification election on Form 8832, Entity Classification Election (or successor form thereto), on behalf of the Trust or any Series, sign the consent statement contained therein on behalf of all of the Shareholders thereof, and file the same with the U.S. Internal Revenue Service.

          (b) SERIES ESTABLISHED AS A PARTNERSHIP. In accordance with Section 5(a) and Section 6 of this Article III, the resolution, as may be amended, establishing or changing the classification of a Series as a Partnership for U.S. federal income tax purposes may provide, among other things, that notwithstanding anything in this Declaration of Trust to the contrary (i) Book Capital Accounts (as defined in any resolution establishing and designating such Series) are to be determined and maintained for each Shareholder in accordance with Section 704(b) of the Code (and any successor provision thereto); (ii) upon liquidation of a Series (or any Shareholder's interest therein), liquidating distributions shall be made in accordance with the positive Book Capital Account balances of the Shareholders; and, (iii) if any Shareholder in such Series has a deficit balance in his Book Capital Account following the liquidation of his interest in the Series, such Shareholder is unconditionally required to restore the amount of such deficit balance to the Series, or in lieu thereof, the resolution establishing the Series contain a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

     Section 6. ESTABLISHMENT AND DESIGNATION OF SERIES AND CLASSES. Without limiting the authority of the Trustees to establish and designate any further Series or Classes, to classify or reclassify all or any part of the issued Shares of any Series to make them part of an existing or newly created Class or to amend rights and preferences of any new or existing Series or Class, all without Shareholder approval, the Trustees hereby establish and designate the separate Series of Shares (and any designated Classes thereof, if any) as previously authorized by resolution of the Trustees, as of the date of this Declaration of Trust. The establishment and designation of any additional Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Board of Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the DSTA, for rights, powers, and duties of such Series or Class (including variations in the relative rights and preferences as between the different Series and Classes), thereof or of the Trust as the Board of Trustees may determine from time to time, which rights, powers and duties may be senior or subordinate to any existing Series or Class. Such resolution may establish such Series or Classes directly in such resolution or by reference to, or approval of, another document that sets forth such Series or Classes, including without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. Each such resolution shall be incorporated herein upon adoption, and any amendments or modifications to such resolutions, are hereby incorporated herein as of the date of their adoption. Any such resolution may be amended by a further resolution of a majority of the Board of Trustees, and if Shareholder approval would be required to make such an amendment to the language set forth in this Declaration of Trust, such further resolution shall require the same Shareholder approval that would be necessary to make such amendment to the language set forth in this Declaration of Trust. Each such further resolution shall be incorporated herein by reference upon adoption.

     Each Series shall be separate and distinct from any other Series, separate and distinct records on the books of the Trust shall be maintained for each Series, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series. Each Class of the Trust shall be separate and distinct from any other Class of the Trust. Each Class of a Series shall be separate and distinct from any other Class of the Series. As appropriate, in a manner determined by the Board of Trustees, the liabilities belonging to any such Class shall be held and accounted for separately from the liabilities of the Trust, the Series, or any other Class, and separate and distinct records on the books of the Trust for the Class shall be maintained for this purpose. Subject to Article II hereof, each such Series shall operate as a separate and distinct investment medium, with separately defined investment objectives and policies.

     Shares of each Series (and Class where applicable) established and designated pursuant to this Section 6 shall have the following rights, powers, and duties, unless otherwise provided to the extent permitted by the DSTA, in the resolution establishing and designating such Series or Class:

          (a) ASSETS HELD WITH RESPECT TO A PARTICULAR SERIES. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, shall allocate such General Assets to, between, or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

          (b) LIABILITIES HELD WITH RESPECT TO A PARTICULAR SERIES OR CLASS. The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves, and expenses of the Trust incurred, contracted for, or otherwise existing with respect to such Series. Such liabilities, debts, obligations, costs, charges, reserves, and expenses incurred, contracted for, or otherwise existing with respect to a particular Series are herein referred to as "liabilities held with respect to" that Series. Any liabilities, debts, obligations, costs, charges, reserves, and expenses of the Trust that are not identifiable readily as being liabilities held with respect to any particular Series (collectively "General Liabilities") shall be allocated by the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. Each allocation of liabilities, debts, obligations, costs, charges, reserves, and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants, and contract providers, each creditor, claimant, and contract provider shall be deemed nevertheless to have agreed impliedly to such limitation.

     Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a particular Series, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally, and none of the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series. Notice of this limitation on liabilities between and among Series has been set forth in the Certificate of Trust filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and having given such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) are applicable to the Trust and each Series.

     Liabilities, debts, obligations, costs, charges, reserves, and expenses related to the distribution of and other identified expenses that properly should or may be allocated to the Shares of a particular Class may be charged to and borne solely by such Class. The bearing of expenses solely by a particular Class of Shares may be reflected appropriately (in a manner determined by the Board of Trustees) and may affect the net asset value attributable to, and the dividend, redemption, and liquidation rights of, such Class. Each allocation of liabilities, debts, obligations, costs, charges, reserves, and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes. All Persons who have extended credit that has been allocated to a particular Class, or who have a claim or contract that has been allocated to any particular Class, shall look, and may be required by contract to look, exclusively to that particular Class for payment of such credit, claim, or contract.

          (c) DIVIDENDS, DISTRIBUTIONS, AND REDEMPTIONS. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI hereof, no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders. In addition, the Board of Trustees may delegate to a committee of the Board of Trustees or an officer of the Trust, the authority to fix the amount and other terms of any dividend or distribution, including without limitation, the power to fix the declaration date of the dividend or distribution.

          (d) VOTING. All Shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between the Shares of the separate Series, if any, or separate Classes, if any; provided that (i) with respect to any matter that affects only the interests of some but not all Series, then only the Shares of such affected Series, voting separately, shall be entitled to vote on the matter; (ii) with respect to any matter that affects only the interests of some but not all Classes, then only the Shares of such affected Classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting, by Series or by Class, then the Shares of the Trust shall vote as prescribed in such law or regulation.

          (e) EQUALITY. Each Share of the Trust shall be equal to each other Share of the Trust (subject to the rights and preferences with respect to separate Series or Classes of the Trust).

          (f) FRACTIONS. A fractional Share of the Trust shall carry proportionately all the rights and obligations of a whole Share of the Trust, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares, and dissolution of the Trust.

          (g) EXCHANGE PRIVILEGE. The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act.

          (h) COMBINATION OF SERIES OR CLASSES

               (i) The Board of Trustees shall have the authority, without the approval, vote, or consent of the Shareholders of any Series, unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series, provided that, upon completion of such combination of Series, the interest of each Shareholder in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined.

               (ii) The Board of Trustees shall have the authority, without the approval, vote, or consent of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine, merge, or otherwise consolidate the Shares of two or more Classes of Shares of a Series with and/or into a single Class of Shares of such Series, with such designation, preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other characteristics as the Trustees may determine; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any such transaction.

               (iii) The transactions in (i) and (ii) above may be effected through share-for-share exchanges, transfers, or sales of assets, Shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

          (i) DISSOLUTION OR TERMINATION. Any particular Series shall be dissolved upon the occurrence of the applicable dissolution events set forth in Article VIII, Section 1 hereof. Upon dissolution of a particular Series, the Trustees shall wind up the affairs of such Series in accordance with Article VIII, Section 1 hereof, and thereafter rescind the establishment and designation thereof. The Board of Trustees shall terminate any particular Class and rescind the establishment and designation thereof: (i) upon approval by a majority of votes cast at a meeting of the Shareholders of such Class, provided a quorum of Shareholders of such Class is present, or by action of the Shareholders of such Class by written consent without a meeting pursuant to Article V,
     Section 3; or (ii) at the discretion of the Board of Trustees, either (A) at any time there are no Shares outstanding of such Class, or (B) upon prior written notice to the Shareholders of such Class; provided, however, that upon the rescission of the establishment and designation of any particular Series, every Class of such Series thereby shall be terminated and its establishment and designation rescinded. Each resolution of the Board of Trustees pursuant to this Section 6(i) shall be incorporated herein by reference upon adoption.

     Section 7. INDEMNIFICATION OF SHAREHOLDERS. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations, or affairs of the Trust or any Series. If any Shareholder or former Shareholder shall be exposed to liability, charged with liability, or held personally liable for any obligations or liability of the Trust or any Series, by reason of a claim or demand relating exclusively to his, her or it being or having been a Shareholder and not because of such Shareholder's actions or omissions, such Shareholder or former Shareholder (or in the case of a natural Person, his or her heirs, executors, administrators, or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series thereof, as the case may be, against all loss and expense, including, without limitation, attorneys' fees arising from such claim or demand; provided, however, such indemnity shall not cover (i) any taxes due or paid by reason of such Shareholder's ownership of any Shares, and (ii) expenses charged to a Shareholder pursuant to Article IV, Section 5 hereof.

                                   ARTICLE IV

                              THE BOARD OF TRUSTEES

     Section 1. NUMBER, ELECTION, TERM, REMOVAL AND RESIGNATION

          (a) In accordance with Section 3801 of the DSTA, each Trustee shall become a Trustee and be bound by this Declaration of Trust and the Bylaws when such Person signs this Declaration of Trust as a Trustee and/or is duly elected or appointed, qualified, and serving on the Board of Trustees in accordance with the provisions hereof and the Bylaws, so long as such signatory or other Person continues in office in accordance with the terms hereof.

          (b) The Initial Trustee shall initially be the sole Trustee of the Trust upon the appointment of new Trustees of the Trust by the Initial Trustee, effective upon the resignation of the Initial Trustee, the number of Trustees constituting the entire Board of Trustees shall be equal to the number of Persons appointed by the Initial Trustee who sign this Declaration of Trust as of the effective date of such appointment and, thereafter, may be fixed, from time to time, by the vote of a majority of the then Board of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

          (c) Each Trustee shall hold office for the lifetime of the Trust or until such Trustee's earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

          (d) Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose.

          (e) Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

     Section 2. TRUSTEE ACTION BY WRITTEN CONSENT WITHOUT A MEETING. To the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board of Trustees or any committee thereof, as the case may be, were present and voted. Written consents of the Trustees may be executed in one or more counterparts. A consent transmitted by electronic transmission (as defined in Section 3806 of the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records.

     Section 3. POWERS; OTHER BUSINESS INTERESTS; QUORUM AND REQUIRED VOTE.

          (a) POWERS. Subject to the provisions of this Declaration of Trust, the business of the Trust (including every Series thereof) shall be managed by or under the direction of the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the operation and administration of the Trust (including every Series thereof). The Board of Trustees shall not be bound or limited by present or future laws or customs with regard to investments by trustees or fiduciaries, but, subject to the other provisions of this Declaration of Trust and the Bylaws, shall have full authority and absolute power and control over the assets and the business of the Trust (including every Series thereof) to the same extent as if the Board of Trustees was the sole owner of such assets and business in its own right, including such authority, power, and control to do all acts and things as the Board of Trustees, in its sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Board of Trustees, subject to the requisite vote for such actions as set forth in this Declaration of Trust and the Bylaws, may: (i) adopt Bylaws not inconsistent with applicable law or this Declaration of Trust; (ii) amend, restate, and repeal such Bylaws, subject to and in accordance with the provisions of such Bylaws; (iii) remove Trustees and fill vacancies on the Board of Trustees in accordance with this Declaration of Trust and the Bylaws; (iv) elect and remove such officers and appoint and terminate such agents as the Board of Trustees considers appropriate, in accordance with this Declaration of Trust and the Bylaws; (v) establish and terminate one or more committees of the Board of Trustees pursuant to the Bylaws; (vi) place Trust Property in custody as required by the 1940 Act, employ one or more custodians of the Trust Property, and authorize such custodians to employ subcustodians and to place all or any part of such Trust Property with a custodian or a custodial system meeting the requirements of the 1940 Act; (vii) retain a transfer agent, dividend disbursing agent, shareholder servicing agent, or administrative services agent, or any number thereof, or any other service provider, as deemed appropriate; (viii) provide for the issuance and distribution of Shares or other securities or financial instruments directly or through one or more Principal Underwriters or otherwise; (ix) retain one or more Investment Adviser(s); (x) reacquire and redeem Shares on behalf of the Trust or any Series and transfer Shares pursuant to applicable law; (xi) set record dates for the determination of Shareholders with respect to various matters in the manner provided in Article V, Section 4 of this Declaration of Trust; (xii) declare and pay dividends and distributions to Shareholders from the Trust Property in accordance with this Declaration of Trust and the Bylaws; (xiii) establish, designate, and redesignate any Series or Class of the Trust or Class of a Series, from time to time, in accordance with the provisions of Article III, Section 6 hereof; (xiv) hire personnel as staff for the Board of Trustees, or for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, set the compensation to be paid by the Trust or any Series to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel at the discretion of the Board of Trustees; (xv) retain special counsel, other experts, and/or consultants for the Board of Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, and/or for one or more of the committees of the Board of Trustees, set the compensation to be paid by the Trust or any Series to such special counsel, other experts, and/or consultants, and remove one or more of such special counsel, other experts, and/or consultants at the discretion of the Board of Trustees; (xvi) engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust or any Series, and out of the assets of the Trust or any Series to pay or to satisfy any debts, claims, or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Board of Trustees or any appropriate committee thereof, in the exercise of its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or in the name of the Trust or any Series, whether or not the Trust or any Series or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Series; and (xvii) in general, delegate such authority as the Board of Trustees considers desirable to any Trustee or officer of the Trust, to any committee of the Trust, to any agent or employee of the Trust, or to any custodian, transfer, dividend disbursing or shareholder servicing agent, Principal Underwriter, Investment Adviser, or other service provider.

     The powers of the Board of Trustees set forth in this Section 3(a) are without prejudice to any other powers of the Board of Trustees set forth in this Declaration of Trust and the Bylaws. Any determination as to what is in the best interests of the Trust or any Series or Class thereof and its Shareholders made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees.

     The Trustees shall be subject to the same fiduciary duties to which the directors of a Delaware corporation would be subject if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation, and such modified duties shall replace any fiduciary duties to which the Trustees would otherwise be subject. Without limiting the generality of the foregoing, all actions and omissions of the Trustees shall be evaluated under the doctrine commonly referred to as the "business judgment rule," as defined and developed under Delaware law, to the same extent that the same actions or omissions of directors of a Delaware corporation in a substantially similar circumstance would be evaluated under such doctrine. Notwithstanding the foregoing, the provisions of this Declaration of Trust and the Bylaws, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of a Trustee otherwise applicable under the foregoing standard or otherwise existing at law or in equity, are agreed by each Shareholder and the Trust to replace such other duties and liabilities of such Trustee.

          (b) OTHER BUSINESS INTERESTS. The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners, or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees or any Affiliate, shareholder, officer, director, partner, or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, serve as a director, trustee or officer of, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others, without such activities or ownership being deemed to be a violation of a duty of loyalty. None of the Trust, any Series thereof, or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.

          (c) QUORUM AND REQUIRED VOTE. At all meetings of the Board of Trustees, a majority of the Board of Trustees then in office shall be present in person in order to constitute a quorum for the transaction of business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the departure of Trustees from the meeting, if any action taken is approved by at least a majority of the required quorum for that meeting. Subject to Article III, Sections 1 and 6 of the Bylaws, and except as otherwise provided herein or required by applicable law, the vote of not less than a majority of the Trustees present at a meeting at which a quorum is present shall be the act of the Board of Trustees. Trustees may not vote by proxy.

     Section 4. PAYMENT OF EXPENSES BY THE TRUST. Subject to the provisions of
Article III, Section 6 hereof, an officer of the Trust authorized by the Board of Trustees shall pay or cause to be paid out of the principal or income of the Trust or any particular Series or Class thereof, or partly out of the principal and partly out of the income of the Trust or any particular Series or Class thereof, and charge or allocate the same to, between, or among such one or more of the Series or Classes that may be established or designated pursuant to
Article III, Section 6 hereof, as such officer deems fair, all expenses, fees, charges, taxes, and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or Class thereof, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses, fees, charges, taxes, and liabilities associated with the services of the Trust's officers, employees, Investment Adviser(s), Principal Underwriter, auditors, counsel, custodian, subcustodian, transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors, and such other expenses, fees, charges, taxes, and liabilities as the Board of Trustees may deem necessary or proper to incur.

     Section 5. PAYMENT OF EXPENSES BY SHAREHOLDERS. The Board of Trustees shall have the power, as frequently as it may determine, to cause any Shareholder to pay directly, in advance or arrears, an amount fixed, from time to time, by the Board of Trustees or an officer of the Trust for charges of the Trust's custodian or transfer, dividend disbursing, shareholder servicing, or similar agent that are not customarily charged generally to the Trust, a Series, or a Class, where such services are provided to such Shareholder individually, rather than to all Shareholders collectively, including, without limitation, by setting off such amount due from such Shareholder from the amount of (i) declared but unpaid dividends or distributions owed such Shareholder, or (ii) proceeds from the redemption by the Trust or any Series of Shares from such Shareholder pursuant to Article VI hereof.

     Section 6. OWNERSHIP OF TRUST PROPERTY. Legal title to all of the Trust Property shall at all times be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

     Section 7. SERVICE CONTRACTS

          (a) Subject to this Declaration of Trust, the Bylaws, and the 1940 Act, the Board of Trustees, at any time and from time to time, may contract for exclusive or nonexclusive investment advisory or investment management services for the Trust or for any Series thereof with any corporation, trust, association, or other organization, including any Affiliate, and any such contract may contain such other terms as the Board of Trustees may determine, including, without limitation, delegation of authority to the Investment Adviser to determine, from time to time, without prior consultation with the Board of Trustees, what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion if any of the Trust Property shall be held uninvested, and to make changes in the Trust's or a particular Series' investments, or to engage in such other activities, including administrative services, as may be delegated specifically to such party.

          (b) The Board of Trustees also, at any time and from time to time, may contract with any Person, including any Affiliate, appointing it or them as the exclusive or nonexclusive placement agent, distributor, or Principal Underwriter for the Shares of the Trust or one or more of the Series or Classes thereof, or for other securities or financial instruments to be issued by the Trust or any Series, or appointing it or them to act as the administrator, fund accountant, or accounting agent, custodian, transfer agent, dividend disbursing agent, and/or shareholder servicing agent for the Trust or one or more of the Series or Classes thereof.

          (c) The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons, including any Affiliates, to provide such other services to the

     Trust or one or more of its Series as the Board of Trustees determines to be in the best interests of the Trust, such Series, and its Shareholders.

          (d) None of the following facts or circumstances shall affect the validity of any of the contracts provided for in this Article IV, Section 7, or disqualify any Shareholder, Trustee, employee, or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust, any Series thereof, or the Shareholders, provided that the establishment and performance of each such contract is permissible under the 1940 Act, and provided further that such Person is authorized to vote upon such contract under the 1940 Act:

               (i) the fact that any of the Shareholders, Trustees, employees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Investment Adviser, placement agent, Principal Underwriter, distributor, or Affiliate or agent of or for any Person, or for any parent or Affiliate of any Person, with which any type of service contract provided for in this Article IV, Section 7 may have been or may be made hereafter, or that any such Person, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or

               (ii) the fact that any Person with which any type of service contract provided for in this Article IV, Section 7 may have been or may be made hereafter also has such a service contract with one or more other Persons, or has other business or interests.

          (e) Every contract referred to in this Section 7 is required to comply with this Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any stipulation by resolution of the Board of Trustees.

                                   ARTICLE V

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 1. VOTING POWERS. Subject to the provisions of Article III, Section 6 hereof, the Shareholders shall have the power to vote only (i) on such matters required by this Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any registration statement of the Trust filed with the Commission, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. Subject to
Article III hereof, each Shareholder of record (as of the record date established pursuant to Section 4 of this Article V) shall be entitled to one vote for each full Share and a fractional vote for each fractional Share held by such Shareholder. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

     Section 2. QUORUM AND REQUIRED VOTE

          (a) Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at such Shareholders' meeting, except when a larger quorum is required by this Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a

     Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by this Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.

          (b) Subject to the provisions of Article III, Section 6(d), when a quorum is present at any meeting, a majority of the votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by applicable law. Pursuant to Article III, Section 6(d) hereof, where a separate vote by Series and, if applicable by Class, is required, the preceding sentence shall apply to such separate votes by Series and Classes.

          (c) Abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting; abstentions and broker non-votes will not be treated as votes cast at such Shareholders' meeting. Abstentions and broker non-votes, therefore, (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval or on proposals requiring an affirmative vote of a majority of votes cast for approval.

     Section 3. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion thereof as shall be required by law, this Declaration of Trust, or the Bylaws for approval of such action) and is or are received by the secretary of the Trust either: (i) by the date set by resolution of the Board of Trustees for the Shareholders' vote on such action; or (ii) if no date is set by resolution of the Board, within thirty (30) days after the record date for such action as determined by reference to Article V,
Section 4(b) hereof. The written consent for any such action may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the secretary of the Trust either: (i) before the date set by resolution of the Board of Trustees for the Shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within thirty (30) days after the record date for such action as determined by reference to Article V, Section 4(b) hereof.

     Section 4. RECORD DATES

          (a) For purposes of determining the Shareholders entitled to notice of and to vote at any meeting of Shareholders, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Trustees may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than sixty
     (60) days from the date set for the original meeting. For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than thirty (30) days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

          (b) If the Board of Trustees does not so fix a record date:

               (i) the record date for determining Shareholders entitled to notice of and to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and/or

               (ii) the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting of Shareholders (A) when no prior action by the Board of Trustees has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (B) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

          (c) For the purpose of determining the Shareholders of the Trust or any Series or Class thereof who are entitled to receive payment of any dividend or of any other distribution of assets of the Trust or any Series or Class thereof (other than in connection with a dissolution of the Trust or a Series, a merger, consolidation, conversion, sale of all or substantially all of its assets, or any other transaction, in each case that is governed by Article VIII of this Declaration of Trust), the Board of Trustees may:

               (i) from time to time, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days before the date for the payment of such dividend and/or such other distribution;

               (ii) adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or

               (iii) delegate to an officer or officers of the Trust the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution.

     Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or Classes.

     Section 5. ADDITIONAL PROVISIONS. The Bylaws may include further provisions for Shareholders' votes, meetings, and related matters.

                                   ARTICLE VI

                         NET ASSET VALUE; DISTRIBUTIONS;
                             REDEMPTIONS; TRANSFERS

     Section 1. DETERMINATION OF NET ASSET VALUE, NET INCOME, AND DISTRIBUTIONS.

          (a) Subject to Article III, Section 6 hereof and any applicable requirement or limitation of the 1940 Act, the Board of Trustees shall have the power to determine, from time to time, the offering price for authorized but unissued Shares of the Trust, or any Series or Class thereof, as applicable, which shall yield to the Trust or the applicable Series or Class not less than the net asset value thereof, in addition to any amount of applicable sales charge to be paid to the Principal Underwriter or the selling broker or dealer in connection with the sale of such Shares, at which price such Shares shall be offered for sale.

          (b) Subject to Article III, Section 6 hereof, the Board of Trustees, subject to the 1940 Act, may prescribe and shall set forth in the Bylaws, this Declaration of Trust, or in a resolution of the Board of Trustees such bases and time for determining the net asset value per Share of the Trust, or any Series or Class thereof, or net income attributable to the Shares of the Trust, or any Series or Class thereof, or the declaration and payment of dividends and distributions on the Shares of the Trust, or any Series or Class thereof, as the Board of Trustees may deem necessary or desirable, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between such Classes to such extent and for such purposes as the Trustees may deem appropriate. Any resolution may set forth such information directly in such resolution or by reference to, or approval of, another document that sets forth such information, including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Board of Trustees may delegate the power or duty to determine net asset value per Share of the Trust or any Series or Class thereof or the net income attributable to the Shares of the Trust or any Series or Class thereof to one or more Trustees or officers of the Trust or to a custodian, depositary or other agent appointed for such purpose.

          (c) The Shareholders of the Trust, or any Series or Class if any, shall be entitled to receive dividends and distributions when, if, and as declared by the Board of Trustees with respect thereto, provided that with respect to Classes such dividends and distributions shall comply with the 1940 Act. The right of Shareholders to receive dividends or other distributions on Shares of any Class may be set forth in a plan adopted by the Board of Trustees and amended, from time to time, pursuant to the 1940 Act. No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or any Series made pursuant to Article VIII, Section 1 hereof; provided, however, that

               (i) if the Shares of the Trust are divided into Series thereof, no Share of a particular Series shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series made pursuant to Article VIII, Section 1 hereof;

               (ii) if the Shares of the Trust are divided into Classes thereof, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII,
Section 1 hereof; and

               (iii) if the Shares of a Series are divided into Classes thereof, no Share of a particular Class of such Series shall have any priority or preference over any other Share of the same Class of such Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of such Series made pursuant to Article VIII,
Section 1 hereof.

     All dividends and distributions shall be made ratably among all Shareholders of the Trust, a particular Class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series, or such Class, respectively, according to the number of Shares of the Trust, such Series, or such Class held of record by such Shareholders on the record date for any dividend or distribution; provided, however, that

               (i) if the Shares of the Trust are divided into Series thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to such Series shall be distributed to each Series thereof according to the net asset value computed for such Series, and within such particular Series, shall be distributed ratably to the Shareholders of such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution; and

               (ii) if the Shares of the Trust or of a Series are divided into Classes thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to the Trust or such Series shall be distributed to each Class thereof according to the net asset value computed for such Class, and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution.

     Dividends and distributions may be paid in cash, in kind, or in Shares.

          (d) Before payment of any dividend or distribution, there may be set aside out of any funds of the Trust, or the applicable Series thereof, available for dividends or distributions such sum or sums as the Board of Trustees, from time to time, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for equalizing dividends or distributions, or for repairing or maintaining any property of the Trust, or any Series thereof, or for such other lawful purpose as the Board of Trustees shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board of Trustees may abolish any such reserve in the manner in which the reserve was created.

     Section 2. REDEMPTIONS AT THE OPTION OF A SHAREHOLDER. Unless otherwise provided in the prospectus of the Trust relating to the Shares, as such prospectus may be amended, from time to time:

          (a) The Trust, or the applicable Series thereof, shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer, together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board of Trustees may authorize, from time to time. If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

          (b) The Trust, or the applicable Series thereof, shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load) in accordance with this Declaration of Trust, the Bylaws, the 1940 Act, and other applicable law. Payments for Shares so redeemed by the Trust, or the applicable Series thereof, shall be made in cash, except payment for such Shares, at the option of the Board of Trustees or such officer or officers as it may duly authorize in its complete discretion, may be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Board of Trustees or its authorized officers shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who legally cannot acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees, and costs of disposition of such securities.

          (c) Payment by the Trust, or the applicable Series thereof, for such redemption of Shares shall be made by the Trust. or the applicable Series thereof, to the Shareholder within seven (7) days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Board of Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not occur necessarily within such seven- (7) day period. In no case shall the Trust, or the applicable Series thereof, be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

          (d) The obligations of the Trust, or the applicable Series thereof, set forth in this Section 2 are subject to the provision that such obligations may be suspended or postponed by the Board of Trustees (i) during any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays; (ii) if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted; or
     (iii) during any National Financial Emergency. The Board of Trustees, in its discretion, may declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive).

          (e) The right of any Shareholder of the Trust, or any Series or Class thereof, to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

     Section 3. REDEMPTIONS AT THE OPTION OF THE TRUST. At the option of the Board of Trustees, the Trust, or the applicable Series thereof, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board of Trustees.

     Section 4. TRANSFER OF SHARES. Shares shall be transferable in accordance with the provisions of this Declaration of Trust and the Bylaws.

                                  ARTICLE VII

                             LIMITATION OF LIABILITY
                          AND INDEMNIFICATION OF AGENT

     Section 1. LIMITATION OF LIABILITY

          (a) For the purpose of this Article, "Agent" means any Person who is or was a Trustee, officer, employee, or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee, or other agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise; "Proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, arbitral, or investigative; and "Expenses" include, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article.

          (b) An Agent shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else.

          (c) Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

          (d) No Agent, when acting in its respective capacity as such, shall be liable personally to any Person, other than the Trust or a Shareholder, to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission, or obligation of the Trust or any Trustee thereof.

          (e) Each Trustee, officer, and employee of the Trust shall be justified fully and completely in the performance of his or her duties, and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees, or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers, or other experts or consultants reasonably believed by such Trustee, officer or employee of the Trust to be within such Person's professional or expert competence, regardless of whether such counsel or expert may also be a Trustee. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the Bylaws, applicable law, and their respective duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice, records, and/or reports, and no inference concerning liability shall arise from a failure to follow such advice, records, and/or reports. The officers and Trustees shall not be required to give any bond hereunder nor any surety if a bond is required by applicable law.

          (f) The failure to make timely collection of dividends or interest, or to take timely action with respect to entitlements, on the Trust's securities issued in emerging countries shall not be deemed to be negligence or other fault on the part of any Agent, and no Agent shall have any liability for such failure or for any loss or damage resulting from the imposition by any government of exchange control restrictions that might affect the liquidity of the Trust's assets or from any war or political act of any foreign government to which such assets might be exposed, except, in the case of a Trustee or officer, for liability resulting from such Trustee's or officer's Disqualifying Conduct.

          (g) The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent, whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

          (h) No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

     Section 2. INDEMNIFICATION

          (a) INDEMNIFICATION BY TRUST. The Trust, or the applicable Series thereof, shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, or the applicable Series thereof, against Expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith, or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful.

          (b) EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct. In respect of any claim, issue, or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust, or the applicable Series thereof, or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct.

          (c) REQUIRED APPROVAL. Any indemnification under this Article shall be made by the Trust, or the applicable Series thereof, if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Agent was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct); or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Agent was not liable by reason of Disqualifying Conduct, by (A) the vote of a majority of a quorum of the Trustees who are not (x) Interested Persons of the Trust, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the "disinterested, non-party Trustees"), or (B) by independent legal counsel in a written opinion.

          (d) ADVANCEMENT OF EXPENSES. Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust, or the applicable Series thereof, before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article, provided that at least one of the following conditions for the advancement of expenses is met: the Agent shall provide appropriate security for his undertaking; (ii) the Trust, or the applicable Series thereof, shall be insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification.

          (e) OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

          (f) FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any Proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that Person's capacity as such, even though that Person may also be an Agent of the Trust as defined in
     Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

     Section 3. INSURANCE. To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust, or the applicable Series thereof, would have the power to indemnify such Agent against such liability.

     Section 4. DERIVATIVE ACTIONS. In addition to the requirements set forth in
Section 3816 of the DSTA, a Shareholder may bring a derivative action on behalf of the Trust or any Series or Class thereof only if the following conditions are met:

          (a) The Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this Section 4, a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as such term is defined in the DSTA);

          (b) Unless a demand is not required under paragraph (a) of this
     Section 4, Shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and;

          (c) Unless a demand is not required under paragraph (a) of this
     Section 4, the Board of Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust or the Series or class for the expense of any such advisors in the event that the Board of Trustees determines not to bring such action.

     For purposes of this Section 4, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are "independent trustees" (as such term in defined in the DSTA).

                                  ARTICLE VIII

                              CERTAIN TRANSACTIONS

     Section 1. DISSOLUTION OF TRUST OR SERIES. The Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved:

          (a) With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Shares of the Trust cast, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of the Trust, or (B) upon prior written notice to the Shareholders of the Trust; or

          (b) With respect to a particular Series, (i) upon the vote of the holders of not less than a majority of the Shares of such Series cast, or
     (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of such Series, or (B) upon prior written notice to the Shareholders of such Series; or

          (c) With respect to the Trust (or a particular Series), upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust (including Article VIII, Section 2) or the DSTA; or

          (d) With respect to any Series, upon any event that causes the dissolution of the Trust.

     Upon dissolution of the Trust (or a particular Series, as the case may be), the Board of Trustees (in accordance with Section 3808 of the DSTA) shall pay or make reasonable provision to pay all claims and obligations of the Trust and/or each Series (or the particular Series, as the case may be), including all contingent, conditional, or unmatured claims and obligations known to the Trust and/or each Series (or the particular Series, as the case may be), and all claims and obligations that are known to the Trust and/or each Series (or the particular Series, as the case may be) but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to the Trust and/or each Series (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Trust and/or each Series (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including, without limitation, cash, securities, or any combination thereof) held with respect to the Trust and/or each (or the particular Series, as the case may be) shall be distributed to the Shareholders of the Trust and/or each Series (or the particular Series, as the case may be) ratably according to the number of Shares of the Trust and/or such Series (or the particular Series, as the case may be) held of record by the several Shareholders on the date for such dissolution distribution; provided, however, that if the Shares of the Trust or a Series are divided into Classes thereof, any remaining assets (including, without limitation, cash, securities, or any combination thereof) held with respect to the Trust or such Series, as applicable, shall be distributed to each Class of the Trust or such Series according to the net asset value computed for such Class, and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by the several Shareholders on the date for such dissolution distribution. Upon the completion of the winding up of the Trust in accordance with Section 3808 of the DSTA, any one Trustee shall execute and cause to be filed a certificate of cancellation with the Office of the Secretary of State of the State of Delaware, in accordance with the provisions of Section 3810 of the DSTA.

     Section 2. MERGER OR CONSOLIDATION; CONVERSION; REORGANIZATION.

          (a) MERGER OR CONSOLIDATION. Pursuant to an agreement of merger or consolidation, the Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Section 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States, or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger or consolidation. By reference to Section 3815(f) of the DSTA, any agreement of merger or consolidation approved in accordance with this Section 2(a) may effect any amendment to this Declaration of Trust or the Bylaws or effect the adoption of a new governing instrument without a Shareholder vote, unless required by the 1940 Act or any other provision of this Declaration of Trust or the Bylaws, if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate statutory trust or trusts (or series thereof). In order to effect any such merger or consolidation, if the Trust is the surviving or resulting statutory trust, any one Trustee shall execute and cause to be filed a certificate of merger or consolidation in accordance with Section 3815 of the DSTA.

          (b) CONVERSION. The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an "other business entity" (as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware, as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 2 of this Article VIII; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion, or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of this Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of this Section 2, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection
     (b)(ii) of this Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of this Section 2. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a statutory conversion, Share conversion, or Share exchange, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate statutory trust or trusts (or series thereof).

          (c) SALE OF ASSETS. The Board of Trustees, by vote of a majority of the Trustees, may cause the Trust or any Series to sell, convey, and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets") to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation, or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares, or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance, and transfer either (i) being made subject to or with the assumption by the transferee of the liabilities associated with the Trust or the liabilities associated with the Series, the assets of which are so transferred, as applicable, or
     (ii) not being made subject to or not with the assumption of such liabilities. Any such sale, conveyance, and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty
     (30) days' prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any sale of such Series' assets. Following such sale of Trust assets, if all or substantially all of the assets of the Trust have been so sold, conveyed, and transferred, the Trust shall be dissolved. Following a sale of such Series' assets, if all or substantially all of the assets of such Series have been so sold, conveyed, and transferred, such Series and the Classes thereof shall be dissolved. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance, and transfer, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate statutory trust or trusts (or series thereof).

     Section 3. MASTER FEEDER STRUCTURE. If permitted by the 1940 Act, the Board of Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master feeder structure (a structure in which a feeder fund invests all of its assets in a master fund rather than making investments in securities directly) and thereby cause the Trust or existing Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.

     Section 4. ABSENCE OF APPRAISAL OR DISSENTERS' RIGHTS. No Shareholder shall be entitled, as a matter of right, to appraisal rights or to any other relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any Series or any Class thereof.

                                   ARTICLE IX

                                   AMENDMENTS

     Section 1. AMENDMENTS GENERALLY. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by this Declaration of Trust or the 1940 Act, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 hereof and Article V hereof. Any such restatement hereof and/or amendment hereto shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one Trustee and shall be effective immediately upon its filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

                                   ARTICLE X

                                  MISCELLANEOUS

     Section 1. REFERENCES; HEADINGS; COUNTERPARTS. In this Declaration of Trust and in any restatement hereof and/or amendment hereto, references to this instrument, and all expressions of similar effect to "herein," "hereof," and "hereunder" shall be deemed to refer to this instrument as so restated and/or amended. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction, or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural, and the neuter, masculine, and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA, the Code, or the 1940 Act shall refer to such sections as amended, from time to time, or any successor sections thereof. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original. To the extent permitted by the 1940 Act, (a) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the Bylaws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (b) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the Bylaws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (a) or (b), otherwise expressly provided herein or in the Bylaws or determined by the Board of Trustees. The terms "include," "includes" and "including" and any comparable terms shall be deemed to mean "including, without limitation."

     Section 2. APPLICABLE LAW. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code; provided, that, all matters relating to or in connection with the conduct of Shareholders' and Trustees' meetings (excluding, however, the Shareholders' right to vote), including, without limitation, matters relating to or in connection with record dates, notices to Shareholders or Trustees, nominations and elections of Trustees, voting by, and the validity of, Shareholder proxies, quorum requirements, meeting adjournments, meeting postponements and inspectors, which are not specifically addressed in this Declaration of Trust, in the Bylaws or in the DSTA (other than DSTA Section 3809), or as to which an ambiguity exists, shall be governed by the DGCL, and judicial interpretations thereunder, as if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation; provided, further, however, that there shall not be applicable to the Trust, the Trustees, the Shareholders or any other Person or to this Declaration of Trust or the Bylaws (a) the provisions of Sections 3533, 3540 and 3583(a) of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DSTA) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the indemnification, acts or powers of trustees or other Persons, which are inconsistent with the limitations of liabilities or authorities and powers of the Trustees or officers of the Trust set forth or referenced in this Declaration of Trust or the Bylaws. The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a statutory trust.

     Section 3. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

          (a) The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     Section 4. STATUTORY TRUST ONLY. It is the intention of the Trustees to create hereby a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between the Trustees and each Shareholder, respectively. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association except as specifically provided for U.S. federal income tax purposes pursuant to Article III, Section 5(a) and Section 6 herein or by resolution of the Board of Trustees.

     Section 5. USE OF THE NAME "ALLEGIANT" The Board of Trustees expressly agrees and acknowledges that the name "Allegiant" is the sole property of Allegiant Asset Management Company ("Allegiant"). The Allegiant has granted to the Trust a non-exclusive license to use such name as part of the name of the Trust now and in the future. The Board of Trustees further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by the Allegiant if the Trust ceases to use the Allegiant or one of its Affiliates as Investment Adviser or to use other Affiliates or successors of the Adviser for such purposes. In such event, the nonexclusive license may be revoked by the Adviser and the Trust shall cease using the name "Allegiant," or any name misleadingly implying a continuing relationship between the Trust and the Adviser or any of its Affiliates, as part of its name unless otherwise consented to by Allegiant or any successor to its interests in such names.

     The Board of Trustees further understands and agrees that so long as the Adviser and/or any future advisory Affiliate of the Adviser shall continue to serve as the Trust's Investment Adviser, other registered open- or closed-end investment companies ("funds") as may be sponsored or advised by the Adviser or its Affiliates shall have the right permanently to adopt and to use the name "Allegiant" in their names and in the names of any series or Class of shares of such funds.

     IN WITNESS WHEREOF, the Initial Trustee of [_________] Funds named below does hereby make and enter into this Agreement and Declaration of Trust as of the date first written above.


---------------------------------
Audrey C. Talley, Initial Trustee

     IN WITNESS WHEREOF, the Trustees of Allegiant Funds named below do hereby agree to be bound by the terms of the Agreement and Declaration of Trust of Allegiant Funds as of the date of their appointment as Trustees.


---------------------------------   -------------------------
Dorothy A. Berry, Trustee           Kelley Brennan, Trustee


---------------------------------   -------------------------
John F. Durkott, Trustee            Richard W. Furst, Trustee


---------------------------------   -------------------------
Gerald L. Gherlein, Trustee         Dale C. LaPorte, Trustee


---------------------------------   -------------------------
Robert D. Neary, Trustee            Kathleen Obert, Trustee

                                                                       EXHIBIT F

                                 ALLEGIANT FUNDS

                 A SHARES AMENDED AND RESTATED DISTRIBUTION PLAN

     This Amended and Restated Distribution Plan (the "Plan") has been adopted by the Board of Trustees of ALLEGIANT FUNDS (the "Trust") in connection with the Class A Shares ("A Shares") of its Funds in conformance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

     Section 1. EXPENSES. The Trust may incur expenses under the Plan in amounts as set forth in Section 2 below.

     Section 2. DISTRIBUTION PAYMENTS. The Trust may pay the Distributor (or any other person) a fee of up to 0.10% annually of the average daily net assets of a Fund's A Shares (a "Distribution Fee"). Such Distribution Fee shall be calculated and accrued daily, paid monthly and shall be in consideration for distribution services and the assumption of related expenses in conjunction with the offering and sale of A Shares of the Funds. In determining the amounts payable on behalf of a Fund under the Plan, the net asset value of such A Shares shall be computed in the manner specified in the Trust's then current Prospectuses and Statements of Additional Information describing such A Shares.

     Section 3. DISTRIBUTION EXPENSES AND ACTIVITIES COVERED BY PLAN. Payments to the Distributor under Section 2 shall be used by the Distributor to cover expenses and activities primarily intended to result in the sale of A Shares. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing A Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's A Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such A Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission (the "Commission"), to constitute distribution services under the 1940 Act or rules and regulations thereunder.

     Section 4. EXPENSES ALLOCATED, COMPLIANCE.

     (a) Amounts paid by a Fund must be for distribution services rendered for or on behalf of the holders of the Fund's A Shares. However, joint distribution financing with respect to such A Shares (which may involve other investment portfolios or companies that are affiliated persons of the Trust or affiliated persons of the Distributor) shall be permitted in accordance with applicable regulations of the Commission as in effect from time to time.

     (b) Amounts paid to a broker-dealer under Section 2 above shall be subject to compliance by the broker-dealer with the terms of an agreement between the broker-dealer and the Distributor, including a provision that each broker-dealer shall warrant and represent that it is licensed as a dealer under applicable law. The Trust's current Rule 18f-3 Plan permits allocation of such expenses proportionally to the assets held with respect to a Fund's A Shares, provided that the Board of Trustees has determined that such expenses should be so allocated.

     Section 5. REPORTS TO TRUST. So long as this Plan is in effect, the Distributor shall provide the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

     Section 6. APPROVAL OF PLAN. This Plan will become effective with respect to a particular Fund's A Shares (a) on the date the Plan has been approved by a vote of at least a majority of the outstanding voting securities of such Fund's A Shares, and (b) upon the approval by a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

     Section 7. CONTINUANCE OF PLAN. Unless sooner terminated in accordance with the terms hereof, this Plan shall continue until August 31, 2010, and thereafter, shall continue in effect for so long as its continuance is specifically approved at least annually by the Trust's Board of Trustees in the manner described in Section 8(b) hereof.

     Section 8. AMENDMENTS. This Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which the A Shares of a Fund may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding A Shares affected by such matter, and (b) any material amendments of the terms of the Plan shall become effective only upon approval in the manner described in
Section 8(b) hereof.

     Section 9. TERMINATION. This Plan, as to any Fund, is terminable without penalty at any time by (a) a vote of a majority of the Disinterested Trustees, or (b) a vote of a majority of the outstanding A Shares of such Fund.

     Section 10. SELECTION/NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of Disinterested Trustees shall be committed to the discretion of such Disinterested Trustees.

     Section 11. MISCELLANEOUS. The captions in this Plan are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                                                                       EXHIBIT G

                                 CONTROL PERSONS

As of October 7, 2009, the following persons owned of record 5 percent or more of the outstanding shares of the Funds of Allegiant and Allegiant Advantage:

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
ADVANTAGE INSTITUTIONAL GOVERNMENT MONEY
MARKET-ADVISOR SHARES

PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA PA 19406-1212                                   10.000     100.00%

ADVANTAGE INSTITUTIONAL GOVERNMENT MONEY
MARKET-INSTITUTIONAL SHARES

ALLEGIANT GOVERNMENT MONEY
MARKET FUND
CLEVELAND, OH 44114-2332                                15,000,000.000      99.99%

ADVANTAGE INSTITUTIONAL GOVERNMENT MONEY
MARKET-SERVICE SHARES

PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA, PA 19406-1212                                  10.000     100.00%

ADVANTAGE INSTITUTIONAL MONEY
MARKET-SERVICE SHARES

PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA, PA 19406-1212                                  10.000     100.00%

ADVANTAGE INSTITUTIONAL MONEY
MARKET-ADVISOR SHARES

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                                85,608,000.000      85.55%

FIRST CLEARING, LLC
BENICORP INSURANCE COMPANY
ATTN: TOM KLEINSCHMIDT
INDIANAPOLIS, IN 46278-2709                             12,357,104.480      12.35%

ADVANTAGE INSTITUTIONAL MONEY
MARKET-INSTITUTIONAL SHARES

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH 44135-1389                               696,539,318.100      37.66%

UNION BANK OF CALIFORNIA
SECURITIES LENDING
SAN FRANCISCO, CA 94104-1423                           318,450,000.000      17.22%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                               165,233,434.200       8.93%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                               117,670,705.900       6.36%

SAXON AND CO
PHILADELPHIA, PA 19153-3111                            101,557,797.000       5.49%

ADVANTAGE INSTITUTIONAL TREASURY MONEY
MARKET-ADVISOR SHARES

PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA, PA 19406-1212                                  10.000     100.00%

ADVANTAGE INSTITUTIONAL TREASURY MONEY
MARKET-INSTITUTIONAL SHARES

PNC HOLDING LLC
WILMINGTON, DE 19801                                    15,000,000.000      99.99%

ADVANTAGE INSTITUTIONAL TREASURY MONEY
MARKET-SERVICE SHARES

PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA, PA 19406-1212                                  10.000     100.00%

BALANCED ALLOCATION FUND CLASS C

FIRST CLEARING, LLC
SANDRA L BUTTS IRA
FCC AS CUSTODIAN
SPENCER, IN 47460-6618                                      34,426.748      24.10%

FIRST CLEARING, LLC
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS, IN 46236-9735                                 12,414.784       8.69%

FIRST CLEARING, LLC
DOROTHEA M DUMDIE (IRA)
FCC AS CUSTODIAN
AURORA, IL 60505-5152                                        8,229.816       5.76%

BALANCED ALLOCATION FUND CLASS I

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 6,517,577.299      41.71%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                 5,002,473.351      32.01%

PATTERSON & CO CUSTDN ALLEGIANT
TTEE PLUMBERS STEAMFITTERS LOC 440
CHARLOTTE, NC 28288-1076                                 2,535,343.031      16.22%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   977,598.556       6.26%

BOND FUND CLASS C

LPL FINANCIAL
SAN DIEGO, CA 92121-1968                                    10,778.685      27.55%

LPL FINANCIAL
SAN DIEGO, CA 92121-1968                                     4,274.368      10.93%

PFPC TRUST CO CUST SEP IRA FBO
DARREL L TAYLOR
LOVINGTON, IL 61937-9333                                     2,954.236       7.55%

UBS FINANCIAL SERVICES INC. FBO
UBS-FINSVC CDN FBO
MRS PATRICIA MATTERA
WEEHAWKEN, NJ 07086-8154                                     2,777.263       7.10%

FIRST CLEARING CORPORATION
GINGER L COLLEY (IRA)
FCC AS CUSTODIAN
ASHLEY, OH 43003-9733                                        2,686.639       6.88%

RAYMOND JAMES & ASSOC INC
FBO CARL L CULP &
MARIE CULP JT/WROS
FORD CITY, PA 16226-1406741                                  2,330.204       5.96%

LPL FINANCIAL
SAN DIEGO, CA 92121-1968                                     2,137.186       5.46%

BOND FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                10,968,673.900      47.47%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 4,795,326.122      20.75%

PATTERSON & CO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                 3,757,453.761      16.26%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 2,433,716.495      10.53%

GOVERNMENT MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                               197,333,045.600      72.73%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
WHEAT FIRST SECURITIES
GLEN ALLEN, VA 23058-6629                               53,153,090.320      19.59%

G-I HOLDINGS INC
ATT GENERAL ACCOUNTING
WAYNE NJ 07470-3700                                     15,014,251.540       5.53%

GOVERNMENT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND, OH 44135-1389                               519,024,442.600      74.51%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                                96,657,191.460      13.88%

GOVERNMENT MORTGAGE FUND CLASS A                           210,166.196      12.64%

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH 43218-2029

GOVERNMENT MORTGAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                                282,400.284      65.71%

GOVERNMENT MORTGAGE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 8,433,635.500      55.07%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 2,424,914.901      15.83%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                 2,117,815.406      13.83%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 1,452,748.268       9.49%

HIGH YIELD BOND FUND CLASS A

FIRST CLEARING, LLC
GORDON & DORIS JOHNSON TRUST
GORDON JOHNSON TTEE
SAINT LOUIS, MO 63110-3731                                  11,983.289      40.43%

FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS, MO 63110-3731                                  10,290.025      34.71%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
FIRST CLEARING, LLC
VERA M REID (IRA)
FCC AS CUSTODIAN
WHITEHOUSE, OH 43571-9244                                    6,376.734      21.51%

HIGH YIELD BOND FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   623,498.039      44.40%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4777                                   361,815.078      25.76%

PNC HOLDING LLC
WILMINGTON, DE 19801                                       288,290.740      20.53%

PATTERSON & CO FBO ALLEGIANT
VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                   107,555.631       7.66%

INTERMEDIATE BOND FUND CLASS A

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT (FBO) CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4122                                68,522.989       7.51%

INTERMEDIATE BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                                 71,971.902      57.92%

RBC CAPITAL MARKETS CORP FBO
SAMUEL E TAYLOR
SAMUEL E TAYLOR REV TRUST
MARCO ISLAN, FL 34145-5224                                  10,946.709       8.81%

INTERMEDIATE BOND FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                14,417,957.950      43.65%

SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 9,447,349.025      28.60%

SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 6,106,061.294      18.48%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

NFS LLC FEBO
GEETA ARORA TRUST
GEETA ARORA TTEE                                           100,089.245      18.08%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
NEW YORK, NY 10010

CAREN M PETERSON
1813 KINGS HWY
ROCKFORD, IL 61107-1354                                     31,347.968       5.66%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                                  3,432.580      98.24%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4777                                 4,957,347.012      86.37%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                   455,016.020       7.92%

INTERNATIONAL EQUITY FUND CLASS C

FIRST CLEARING, LLC
JAMES LEVIN AND JILL LEVIN
CLEVELAND, OH 44113-2948                                     3,962.050      16.75%

FIRST CLEARING, LLC
RICHARD H WETHERILL
AMA ACCOUNT
PEORIA, IL 61615-6607                                        2,950.488      12.47%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                                  2,124.360       8.98%

SHELDON & CO FBO
SIEGEL, HELENE M ROTH IRA
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                     1,363.400       5.76%

INTERNATIONAL EQUITY FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 9,289,356.193      42.94%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 6,111,180.615      28.25%

KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
CLEVELAND, OH 44101-4871                                 2,930,271.635      13.55%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 2,007,040.312       9.28%

LARGE CAP CORE EQUITY FUND CLASS C

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE, OH 43150-9641                                     4,369.408      20.16%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
DARYL H WILL
OVIEDO, FL 32765-8999                                        3,620.719      16.71%

PFPC TRUST COMPANY
CUST FOR SEP IRA OF
STEPHEN M ANDRASSY
PARMA HEIGHTS, OH 44130-3001                                 2,603.579      12.01%

RAYMOND JAMES & ASSOC INC CSDN
FBO RAYMOND E SPARKS IRA
BELLVILLE, OH 44813-9290910                                  2,054.494       9.48%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
SUZANNE B GAYDA
TACOMA, WA 98499-1266                                        1,480.783       6.83%

LARGE CAP CORE EQUITY FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   740,432.145      46.37%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                   369,437.102      23.14%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                   210,422.074      13.18%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4777                                   184,377.062      11.55%

LARGE CAP GROWTH FUND CLASS C

RAYMOND JAMES & ASSOC INC CSDN
FBO KATHLEEN A LORENZ IRA
MANSFIELD, OH 44904-1621559                                  1,866.971       8.81%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
WILLIAM J LEMMON                                             1,726.250       8.14%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
NORTH CANTON, OH 44720-3583

FIRST CLEARING, LLC
STEVEN R SEPE SR (IRA)
FCC AS CUSTODIAN
YORKVILLE, IL 60560-4587                                     1,711.526       8.07%

FIRST CLEARING, LLC
ANN B CUNNINGHAM
APOPKA, FL 32712-2008                                        1,468.993       6.93%

FIRST CLEARING, LLC
GLENN A BUTLER &
KYLE L BUTLER JT TEN
ALTAMONTE SPRINGS, FL 32701-6234                             1,451.496       6.85%

LARGE CAP GROWTH FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 3,113,232.641      38.85%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 2,572,177.335      32.10%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 1,186,074.059      14.80%

LARGE CAP VALUE FUND CLASS C

NFS LLC FEBO
NFS/FMTC IRA
FBO SHELLEY E PLYMALE JR
OVERLAND PARK, KS 66213-2038                                 2,378.041       9.53%

FIRST CLEARING, LLC
LYSSA BUTLER IRA
FCC AS CUSTODIAN
WALNUT CREEK, CA 94598-3413                                  2,196.536       8.81%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                                  2,051.462       8.22%

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                   1,683.038       6.75%

FIRST CLEARING, LLC
RICHARD H WETHERILL
AMA ACCOUNT
PEORIA, IL 61615-6607                                        1,607.164       6.44%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
NANCY R CRANE
KIRKLAND, WA 98034-4122                                      1,269.986       5.09%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
LARGE CAP VALUE FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 6,466,992.954      25.31%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 5,682,826.664      22.24%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 5,580,579.525      21.84%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                 3,326,740.781      13.02%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 1,963,830.857       7.68%

LIMITED MATURITY BOND FUND CLASS A

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA 94104-4151                               132,667.313      15.62%

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICE FBO MUTUAL FUND CLIENTS
ATTN: PRUCHOICE UNIT
ISELIN, NJ 08830-2710                                       77,357.934       9.11%

LIMITED MATURITY BOND FUND CLASS C

PFPC TRUST COMPANY
CUST FOR THE IRA OF
ALAN G YOUNG
BLAIRVILLE, GA 30512-0000                                   29,246.493       8.47%

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                  19,588.639       5.67%

LIMITED MATURITY BOND FUND CLASS I

SHELDON & CO. (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 6,180,568.742      43.57%

SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 4,335,129.998      30.56%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                 1,870,065.611      13.18%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FOR THE EXCL
BENEFIT OF CUSTOMERS REINVEST ACCT
SAN FRANCISCO, CA 94104-4151                               749,063.951       5.28%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS A

FIRST CLEARING, LLC
PATRICK F OWENS
ELEANOR KRETZ
BIRCH RUN, MI 48415-8728                                   225,803.730      20.88%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS C

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                   2,471.568      28.41%

FIRST CLEARING, LLC
RAIMONDS T ZIEMELIS
MUSKEGON, MI 49445-2630                                      2,431.773      27.95%

MS&CO FBO
JAMES MCCUE TOD S NICHOLSON,K LOGAN
B CROCKETT,J MCCUE, M MCCUE
SUBJ TO STA RULES
LANSING, MI 48912-3303                                       2,079.590      23.90%

ARMOND W MOORE
THREE RIVERS, MI 49093-1492                                  1,172.873      13.48%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 2,352,153.058      89.39%

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   138,141.553       5.25%

MID CAP VALUE FUND CLASS A

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA 94104-4151                             1,861,749.500      38.63%

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH 43218-2029                                    248,075.352       5.15%

MID CAP VALUE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                                 23,859.392       5.16%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
MID CAP VALUE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 3,106,770.148      29.71%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4984                                 2,579,230.327      24.66%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 1,702,643.261      16.28%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 1,151,492.290      11.01%

MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                               297,607,091.000      50.70%

WHEAT FIRST SECURITIES
GLEN ALLEN, VA 23058-6629                              232,872,587.900      39.67%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND, OH 44135-1396                                31,828,636.660       5.42%

MONEY MARKET FUND CLASS C

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK, FL 32789-5736                                  46,537.720      23.39%

SUSAN A MUZZONE
OVIEDO, FL 32765-9395                                       34,637.870      17.41%

RBC CAPITAL MARKETS CORP FBO
JAY BLUMENTHAL
ANDREA BLUMENTHAL
JT TEN/WROS
CHATHAM, NJ 07928-1305                                      28,656.000      14.40%

MS&CO C/F
JAN DUVIOSIN
IRA ROLLOVER DATED 11/20/07
PALM HARBOR, FL 34684                                       21,428.980      10.77%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH, PA 15226-1836                                   20,000.000      10.05%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
STEPHEN A GORDON
BROOKLINE, MA 02446-4602                                    15,929.070       8.01%

MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH 44135-1389                             1,351,257,015.000      81.14%

WACHOVIA BANK
CHARLOTTE, NC 28262-8522                               154,955,161.900       9.30%

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH 44135-1389                               115,810,265.800       6.95%

MULTI-FACTOR SMALL CAP CORE CLASS A

FIRST CLEARING, LLC
WILLARD R BRINEGAR
CHAMPAIGN, IL 61820-3436                                     6,069.212      17.06%

FIRST CLEARING, LLC
MICHAEL R GRAHAM (IRA)
FCC AS CUSTODIAN
LIBERTYVILLE, IL 60048-2501                                  2,946.818       8.29%

FIRST CLEARING CORPORATION
BARBARA S RYDEN
COLUMBUS, OH 43202-2363                                      2,679.659       7.53%

FIRST CLEARING, LLC
DIANE S KRUTO
LISLE, IL 60532-1717                                         1,962.614       5.52%

FIRST CLEARING CORPORATION
J JOSEPH WALSH (IRA)
FCC AS CUSTODIAN
DAYTON, OH 45415-2129                                        1,931.156       5.43%

MULTI-FACTOR SMALL CAP CORE CLASS C

PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA, PA 19406-1212                                   1.016     100.00%

MULTI-FACTOR SMALL CAP CORE CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 2,375,200.067      69.83%

THE NORTHERN TRUST COMPANY
CUSTODIAN FBO LOCAL 513
CHICAGO, IL 60675                                          554,362.800      16.30%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
SAXON & CO
PHILADELPHIA, PA 19153-1888                                324,507.933       9.54%

MULTI-FACTOR SMALL CAP GROWTH CLASS C

ROBERT W BAIRD & CO. INC.
MILWAUKEE, WI 53202-5391                                     2,059.491      13.21%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
C DAVID MILLER
WINTER PARK, FL 32789-5736                                   1,281.466       8.22%

RAYMOND JAMES & ASSOC INC
FBO CARL L CULP &
MARIE CULP JT/WROS
FORD CITY, PA 16226-1406741                                  1,037.812       6.66%

FIRST CLEARING, LLC
TIMOTHY PRESBREY
AURORA, IL 60505-5308                                          902.476       5.79%

MULTI-FACTOR SMALL CAP GROWTH CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   963,741.798      47.17%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   528,253.156      25.85%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                   219,322.063      10.73%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH 43218-2029                                    516,240.256      23.46%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS C

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT (FBO) CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4122                                34,204.689      15.78%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS I

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                 1,145,069.015      40.02%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   840,133.429      29.36%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   447,212.662      15.63%

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA 94104-4151                               147,458.471       5.15%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

NFS LLC FEBO
CENTRAL OHIO PAPER & PACKAGING
SANDUSKY, OH 44870                                          82,626.871       7.38%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

UBS FINANCIAL SERVICES INC. FBO
GILDA E COHEN TTEE
GILDA E COHEN TRUST
SHAKER HTS, OH 44122-4012                                   18,041.899      23.78%

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE, OH 43150-9641                                    11,012.529      14.51%

FIRST CLEARING, LLC
VIRGILENE K ROLLINGS
TOD REGISTRATION
DAYTON, OH 45426                                             7,897.273      10.41%

FIRST CLEARING, LLC
J DAVID STEIN
CENTERVILLE, OH 45458-2419                                   5,381.602       7.09%

FIRST CLEARING, LLC
JOYCE E MATTHEWS
COLUMBUS, OH 43235-3431                                      5,365.996       7.07%

FIRST CLEARING, LLC
DONALD RICHARDS
CHAGRIN FALLS, OH 44023-1800                                 4,466.492       5.89%

FIRST CLEARING, LLC
ROSALIA H STOJOVIC
TOD REGISTRATION
CLEVELAND, OH 44114                                          4,447.110       5.86%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO
ATTN:TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 7,523,897.415      83.98%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 1,074,970.590      12.00%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
OHIO MUNICIPAL MONEY MARKET FUND CLASS A

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND, OH 44135-1396                                39,242,795.190      54.76%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND, OH 44135-1396                                17,243,722.930      24.06%

WHEAT FIRST SECURITIES
GLEN ALLEN, VA 23058-6629                               13,239,535.430      18.48%

OHIO MUNICIPAL MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH 44135-1389                               315,057,675.000      82.79%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                                54,142,153.860      14.23%

OHIO MUNICIPAL MONEY MARKET FUND CLASS T

PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA, PA 19406-1212                                  10.000     100.00%

PA TAX EXEMPT MONEY MARKET CLASS T
PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA, PA 19406-1212                                  10.000     100.00%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND

FUND CLASS A
FIRST CLEARING, LLC
TULIO ESTRADA
CLARA E ARISTIZABAL
GREENVILLE, PA 16125-9736                                  105,674.419      27.84%

FIRST CLEARING, LLC
JOAN A WICKERHAM
SHARPSVILLE, PA 16150-1814                                  34,653.399       9.13%

FIRST CLEARING, LLC
CAROLE G CARROLL
BETHEL PARK, PA 15102-2365                                  30,160.382       7.95%

FIRST CLEARING, LLC
RONALD MOLINARI
SHARPSVILLE, PA 16150-2034                                  27,226.589       7.17%

FIRST CLEARING, LLC
FRANCES E KIMMEL REV TRUST
RANDALL KIMMEL TRUSTEE
ERIE, PA 16509                                              22,927.302       6.04%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND

FUND CLASS C
FIRST CLEARING, LLC
MARTHA BAIRD
GREENVILLE, PA 16125-7804                                   30,797.222      14.58%

FIRST CLEARING, LLC
WILLIAM J HORVATH AND
PHOENIXVILLE, PA 19460-1885                                 23,914.503      11.32%

FIRST CLEARING, LLC
VIOLA DUGAN
AUDUBON, PA 19403                                           16,978.135       8.04%

FIRST CLEARING, LLC
EDITH S MILLER
AUDUBON, PA 19403                                           16,935.112       8.02%

FIRST CLEARING, LLC
GIULIO PERILLO AND
MALVERN, PA 19355-3357                                      12,838.482       6.08%

RIDGE CLEARING AND OUTSOURCING
JERSEY CITY, NJ 07306                                       11,969.097       5.66%

FIRST CLEARING, LLC
PATRICIA A SAVARD
YORK, PA 17402-2611                                         10,780.347       5.10%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND

FUND CLASS I
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 2,627,994.035      88.41%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                   239,100.206       8.04%

PENNSYLVANIA TAX EXEMPT MMKT FUND CLASS A

REICH & TANG SERVICES INC
FBO VARIOUS CUSTOMERS
ATTN CHRIS GILL
NEW YORK, NY 10020-2302                                 10,626,902.720      39.73%

WHEAT FIRST SECURITIES
GLEN ALLEN, VA 23058-6629                                5,254,879.430      19.65%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND, OH 44135-1396                                 4,483,673.810      16.76%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                                 2,900,111.040      10.84%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND, OH 44135-1396                                 2,452,580.560       9.17%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
PENNSYLVANIA TAX EXEMPT MMKT FUND CLASS I

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH 44135-1389                               101,331,693.100      96.67%

S&P 500 INDEX FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH 43218-2029                                  1,558,756.142      67.40%

S&P 500 INDEX FUND CLASS C

WELLS FARGO INVESTMENTS LLC
MINNEAPOLIS, MN 55402                                       11,494.981       7.89%

FIRST CLEARING, LLC
JODY L BERMAN TRUST
JODY L BERMAN TTEE
FARMINGTON HILLS, MI 48331-1910                              7,694.910       5.28%

S&P 500 INDEX FUND CLASS I

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                 5,149,192.746      45.08%

WILMINGTON TRUST COMPANY TTEE (FBO)
NATIONAL CITY CORPORATION
DEFERRED COMPENSATION PLAN TRUST
C/O MUTUAL FUNDS
WILMINGTON, DE 19899-8971                                2,605,607.254      22.81%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 1,463,759.814      12.82%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 44101-4777                                   850,593.285       7.45%

NFS LLC FEBO
HUNTINGTON NATIONAL BANK
COLUMBUS, OH 43219-6010                                    717,268.079       6.28%

SMALL CAP CORE FUND CLASS A

FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS, MO 63110-3731                                  21,260.555      10.75%

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICE FBO MUTUAL FUND CLIENTS
ATTN: PRUCHOICE UNIT
ISELIN, NJ 08830-2710                                       18,395.678       9.30%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
SMALL CAP CORE FUND CLASS C

NFS LLC FEBO
NFS/FMTC IRA
FBO ROBERT J HOLMES JR
WINTER SPRINGS, FL 32708-5928                               11,648.976      13.68%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RICHARD T KOLAR
OVIEDO, FL 32765-6470                                        8,043.295       9.45%

NFS LLC FEBO
NFS/FMTC IRA
FBO NATHAN A HARRELL
OVERLAND PARK, KS 66223                                      7,506.534       8.82%

PERSHING LLC
JERSEY CITY, NJ 07303-2052                                   4,418.695       5.19%

SMALL CAP CORE FUND CLASS I

SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 9,179,173.601      49.77%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 4,760,276.958      25.81%

SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 2,583,037.773      14.01%

KEYBANK NA
FBO CLE FDN-NCB-BALANCED CHAR CUS
CLEVELAND, OH 44101-4871                                 1,222,868.650       6.63%

TAX EXEMPT MONEY MARKET CLASS T

PROFESSIONAL FUNDS DISTRIBUTOR LLC
KING OF PRUSSIA, PA 19406-1212                                  10.000     100.00%

TAX EXEMPT MONEY MARKET FUND CLASS A

WHEAT FIRST SECURITIES
GLEN ALLEN, VA 23058-6629                               71,146,548.240      51.12%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                                27,192,020.950      19.54%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND, OH 44135-1396                                21,231,150.620      15.26%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND, OH 44135-1396                                19,558,128.880      14.05%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
TAX EXEMPT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH 44135-1389                               592,016,981.800      87.15%

NATCITY INVESTMENTS INC
ATTN LISA SMITH OPERATIONS DEPT
CLEVELAND, OH 44114-3007                                36,758,239.410       5.41%

TOTAL RETURN ADVANTAGE FUND CLASS A

CITIGROUP GLOBAL MARKETS INC.
NEW YORK, NEW YORK 10001                                    74,145.616       7.68%

TOTAL RETURN ADVANTAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                                  3,106.731      18.43%

FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH, PA 15226-1836                                    2,616.140      15.52%

FIRST CLEARING CORPORATION
THOMAS M PARKINSON &
HELEN PARKINSON
GRAYSLAKE, IL 60030-2023                                     2,016.581      11.96%

FIRST CLEARING, LLC
SOUTH SUBURBAN MONTESSORI
CAPITAL IMPROVEMENT FUND
BRECKSVILLE, OH 44141-2590                                   1,537.436       9.12%

FIRST CLEARING, LLC
VIRIGINA M GILLESPIE
PROSPECT, OH 43342-9553                                      1,382.604       8.20%

SCOTTRADE INC (FBO)
ROBERT B HERICH
ST LOUIS, MO 63131-0759                                      1,057.747       6.27%

FIRST CLEARING, LLC
HENDGA LIU
XIAOFAN YANG
WARSAW, IN 46580-6123                                          860.485       5.10%

TOTAL RETURN ADVANTAGE FUND CLASS I

SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 7,616,483.553      54.62%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 3,435,121.433      24.63%

                                                           SHARES
FUND NAME AND CLASS/ SHAREHOLDER                        OUTSTANDING      PERCENTAGE
--------------------------------                     -----------------   ----------
TREASURY MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                                67,838,206.760      64.07%

WHEAT FIRST SECURITIES
GLEN ALLEN, VA 23058-6629                               32,638,920.410      30.82%

TREASURY MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND, OH 44135-1389                               240,147,628.300      70.41%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND, OH 44135-1389                                73,414,450.450      21.52%

ULTRA SHORT BOND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 5,295,596.613      27.03%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH 44101-4984                                 2,510,614.842      12.82%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6486                              2,343,775.494      11.96%

                                                                       EXHIBIT H

                  COMPARATIVE DISCUSSION OF SHAREHOLDER RIGHTS

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
SHAREHOLDER LIABILITY            The shareholders of a Massachusetts business      Consistent with the Delaware Statutory Trust Act
                                 trust could, under certain circumstances, be      (the "Delaware Act") the Declaration of Trust
                                 held personally liable as partners for its        provides that no shareholder, as such, shall be
                                 obligations. The Declaration of Trust contains    subject to any personal liability whatsoever to
                                 express disclaimers of shareholder liability      any person in connection with the property, acts,
                                 for the acts or obligations of the trust. The     obligations or affairs of the Trust or any series
                                 Declaration of Trust also provides for            thereof.
                                 indemnification and reimbursement of expenses
                                 out of a class' assets for any shareholder held   If any shareholder or former shareholder shall be
                                 personally liable for obligations of such         exposed to liability, charged with liability, or
                                 class. Therefore, the possibility that a          held personally liable for any obligations or
                                 shareholder could be held liable would be         liability of the Trust or any series thereof, by
                                 limited to a situation in which the assets of     reason of a claim or demand relating exclusively
                                 the applicable classes had been exhausted.        to his, her or it being or having been a
                                                                                   shareholder and not because of such shareholder's
                                                                                   actions or omissions, such shareholder or former
                                                                                   shareholder shall be entitled to be held harmless
                                                                                   from and indemnified out of the assets of the
                                                                                   Trust or out of the assets of such series
                                                                                   thereof, as the case may be, against all loss and
                                                                                   expense, including, without limitation,
                                                                                   attorneys' fees arising from such claim or
                                                                                   demand.

SHAREHOLDER VOTING RIGHTS        At all meetings, shareholders of record           The Declaration of Trust provides that, subject
                                 entitled to vote have one vote for each share     to its Article III, Section 6, the shareholders
                                 (and each fractional share shall be entitled to   shall have the power to vote only (i) on such
                                 a proportionate fractional vote) standing in      matters required by the Declaration of Trust, the
                                 his name on the books of the trust on the         Bylaws, the 1940 Act, other applicable law, and
                                 record date, either in person or by proxy. The    any registration statement of the Trust filed
                                 shareholders have the power                       with the SEC, the

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 to vote (i) for the election of Trustees, (ii)    registration of which is effective; and (ii) on
                                 with respect to any investment advisory           such other matters as the Board of Trustees may
                                 contract for the class in which the shareholder   consider necessary or desirable.
                                 owns a beneficial interest, (iii) with respect
                                 to any amendment of the Declaration of Trust,     Subject to Article III, Section 6 of the
                                 except as outlined in "Trustees' Power to Amend   Declaration of Trust relating to voting by series
                                 Declaration of Trust," below (iv) with respect    and classes, each shareholder of record (as of
                                 to any merger, consolidation or sale of assets,   the record date established pursuant to the
                                 (v) with respect to incorporation of the trust,   Declaration of Trust) shall be entitled to one
                                 (vi) to the same extent as stockholders of a      vote for each full share and a fractional vote
                                 Massachusetts business corporation as to          for each fractional share held by such
                                 whether or not a court action, proceeding or      shareholder.
                                 claim should or should not be brought or
                                 maintained derivatively or as a class action on   In addition, the Declaration of Trust provides
                                 behalf of the trust or shareholder, and (vii)     that all shares of the Trust entitled to vote on
                                 with respect to such additional matters           a matter shall vote in the aggregate without
                                 relating to the Trust as may be required by       differentiation between the shares of the
                                 law, by the Declaration of Trust, by the          separate series, if any, or separate classes, if
                                 Regulations of the Trust, by any requirement      any; provided that (i) with respect to any matter
                                 applicable to or agreement of the Trust, and as   that affects only the interests of some but not
                                 the Trustees may consider desirable. There is     all series, then only the shares of such affected
                                 no cumulative voting. The Trustees shall cause    series, voting separately, shall be entitled to
                                 each matter required or permitted to be voted     vote on the matter; (ii) with respect to any
                                 upon at a meeting or by written consent of        matter that affects only the interests of some
                                 shareholders to be submitted to a vote of all     but not all classes, then only the shares of such
                                 classes of outstanding shares entitled to vote    affected classes, voting separately, shall be
                                 thereon (irrespective of class), unless the       entitled to vote on the matter; and (iii)
                                 1940 Act or other applicable law or regulations   notwithstanding the foregoing, with respect to
                                 require that the action of the shareholders be    any matter as to which the 1940 Act or other
                                 taken by a separate vote of one or more           applicable law or regulation requires voting, by
                                 classes, or the Trustees determine that any       series or by class, then the shares of the Trust
                                 matter to be submitted to a vote of               shall vote as prescribed in such law or
                                 shareholders affects only the rights or           regulation.
                                 interests of one or
                                                                                   There is no cumulative voting.

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 more (but not all) classes of outstanding
                                 shares, in which case only the shareholders of
                                 the class or classes so affected shall be
                                 entitled to vote thereon. Unless otherwise
                                 required by the Declaration of Trust, the 1940
                                 Act or other applicable law or regulations, a
                                 majority of shares entitled to vote on any
                                 question shall determine such question, except
                                 that in the election of Trustees, a plurality
                                 of shares voting, irrespective of class, shall
                                 elect a Trustee.

SHAREHOLDER MEETINGS             The Declaration of Trust and Code of              The Delaware Act does not require annual
                                 Regulations do not address annual shareholder     shareholder meetings and the Declaration of Trust
                                 meetings. Regular shareholder meetings are not    and Bylaws do not address annual shareholder
                                 required for business trusts under the General    meetings. The Bylaws authorize the calling of a
                                 Laws of Massachusetts.                            shareholders' meeting by the Board, by the
                                                                                   chairperson of the Board or by the president of
                                 Meetings of the shareholders of the trust may     the Trust for the purpose of taking action upon
                                 be called by the Trustees and shall be called     any matter deemed by the Board to be necessary or
                                 by the Trustees whenever required by law or       desirable. To the extent permitted by the 1940
                                 upon the written request of the holders of at     Act, a meeting of the shareholders for the
                                 least twenty percent (20%) of the outstanding     purpose of electing Trustees may also be called
                                 shares entitled to vote.                          by the chairperson of the Board, or shall be
                                                                                   called by the president or any vice-president of
                                                                                   the Trust at the request of the shareholders
                                                                                   holding not less than ten (10) percent of the
                                                                                   shares, provided that the shareholders requesting
                                                                                   such meeting shall have paid the Trust the
                                                                                   reasonably estimated cost of preparing and
                                                                                   mailing the notice thereof, which an authorized
                                                                                   officer of the Trust shall determine and specify
                                                                                   to such

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                                                                   shareholders. No meeting shall be called upon the
                                                                                   request of shareholders to consider any matter
                                                                                   which is substantially the same as a matter voted
                                                                                   upon at any meeting of the shareholders held
                                                                                   during the preceding twelve (12) months, unless
                                                                                   requested by the holders of a majority of all
                                                                                   shares entitled to be voted at such meeting.

SHAREHOLDER QUORUM               At any meeting of shareholders a quorum for the   The Declaration of Trust provides that forty
                                 transaction of business shall consist of a        percent (40%) of the outstanding shares of the
                                 majority of the shares of each class              Trust (or a series or class, as applicable),
                                 outstanding and entitled to vote appearing in     entitled to vote at a shareholders' meeting,
                                 person or by proxy, provided that at any          which are present in person or represented by
                                 meeting at which the only actions to be taken     proxy, shall constitute a quorum at such
                                 are actions required by the 1940 Act to be        shareholders' meeting, except when a larger
                                 taken by vote of all outstanding shares of all    quorum is required by the Declaration of Trust,
                                 classes entitled to vote thereon, irrespective    the Bylaws, applicable law, or the requirements
                                 of class, a quorum shall consist of a majority    of any securities exchange on which shares are
                                 of the shares (without regard to class)           listed for trading, in which case such quorum
                                 entitled to vote thereon, and that at any         shall comply with such requirements. When a
                                 meeting at which the only actions to be taken     quorum is present at any meeting, a majority of
                                 shall have been determined by the Board of        the votes cast shall decide any questions and a
                                 Trustees to affect the rights of one or more      plurality shall elect a Trustee, except when a
                                 but not all classes of outstanding shares, a      larger vote is required by the Declaration of
                                 quorum shall consist of a majority of the         Trust or the Bylaws or by applicable law. Where a
                                 outstanding shares of that class or classes so    separate vote by series and, if applicable by
                                 affected, provided further that reasonable        class, is required, these voting requirements
                                 adjournments of such meeting until a quorum is    apply to such separate votes.
                                 obtained may be made by vote of the shares
                                 present in person or by proxy.

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
SHAREHOLDER CONSENT              Any action which may be taken by shareholders     Any action which may be taken at any meeting of
                                 may be taken without a meeting if not less than   shareholders may be taken without a meeting if a
                                 a majority of the shareholders entitled to vote   consent or consents in writing setting forth the
                                 on the matter consent to the action in writing    action so taken is or are signed by the holders
                                 and the written consents are filed with the       of a majority of the shares entitled to vote on
                                 records of the meetings of shareholders. Such     such action (or such different proportion thereof
                                 consent shall be treated for all purposes as a    as shall be required by law, the Declaration of
                                 vote taken at a meeting of shareholders.          Trust, or the Bylaws for approval of such action)
                                                                                   and is or are received by the secretary of the
                                                                                   Trust either: (i) by the date set by resolution
                                                                                   of the Board of Trustees for the shareholders'
                                                                                   vote on such action; or (ii) if no date is set by
                                                                                   resolution of the Board, within thirty (30) days
                                                                                   after the record date for such action as
                                                                                   determined by the terms of the Declaration of
                                                                                   Trust.

                                                                                   The written consent for any such action may be
                                                                                   executed in one or more counterparts, each of
                                                                                   which shall be deemed an original, and all of
                                                                                   which, when taken together, shall constitute one
                                                                                   and the same instrument. A consent transmitted by
                                                                                   electronic transmission (as defined in the
                                                                                   Delaware Act) by a shareholder or by a person
                                                                                   authorized to act for a shareholder shall be
                                                                                   deemed to be written and signed. All such
                                                                                   consents shall be filed with the secretary of the
                                                                                   Trust and shall be maintained in the Trust's
                                                                                   records. Any shareholder that has given a written
                                                                                   consent or the shareholder's proxyholder or a
                                                                                   personal representative of the shareholder or its
                                                                                   respective proxyholder may revoke the consent by
                                                                                   a writing received by the secretary of the Trust
                                                                                   either: (i)

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                                                                   before the date set by resolution of the Board of
                                                                                   Trustees for the shareholder vote on such action;
                                                                                   or (ii) if no date is set by resolution of the
                                                                                   Board, within thirty (30) days after the record
                                                                                   date for such action as determined by the terms
                                                                                   of the Declaration of Trust.

NOTICE TO SHAREHOLDERS OF        In general, shareholders entitled to vote at or   The Bylaws generally provide that notice of any
RECORD DATE                      notice of a shareholder meeting must be given     meeting of shareholders shall be given to each
                                 written notice of at least ten (10) days before   shareholder entitled to vote at such meeting not
                                 the meeting.                                      less than ten (10) nor more than one hundred and
                                                                                   twenty (120) days before the date of the meeting.
                                 The Trustees may set a record date for the        The notice shall specify (i) the place, date and
                                 purpose of determining the shareholders           hour of the meeting, and (ii) the general nature
                                 entitled to notice of or to vote at a             of the business to be transacted and to the
                                 stockholder meeting. The record date cannot be    extent required by the 1940 Act, the purpose or
                                 more than ninety (90) days before the date of     purposes thereof.
                                 the meeting.
                                                                                   For purposes of determining the shareholders
                                                                                   entitled to notice of and to vote at any meeting
                                                                                   of shareholders, the Board of Trustees may fix a
                                                                                   record date, which record date shall not precede
                                                                                   the date upon which the resolution fixing the
                                                                                   record date is adopted by the Board of Trustees,
                                                                                   and which record date shall not be more than one
                                                                                   hundred and twenty (120) days nor less than ten
                                                                                   (10) days before the date of any such meeting. A
                                                                                   determination of shareholders of record entitled
                                                                                   to notice of or to vote at a meeting of
                                                                                   shareholders shall apply to any adjournment of
                                                                                   the meeting; provided, however, that the Board of
                                                                                   Trustees may fix a new record date for the
                                                                                   adjourned meeting and

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                                                                   shall fix a new record date for any meeting that
                                                                                   is adjourned for more than sixty (60) days from
                                                                                   the date set for the original meeting. For
                                                                                   purposes of determining the shareholders entitled
                                                                                   to vote on any action without a meeting, the
                                                                                   Board of Trustees may fix a record date, which
                                                                                   record date shall not precede the date upon which
                                                                                   the resolution fixing the record date is adopted
                                                                                   by the Board of Trustees, and which record date
                                                                                   shall not be more than thirty (30) days after the
                                                                                   date upon which the resolution fixing the record
                                                                                   date is adopted by the Board of Trustees.

                                                                                   If the Board of Trustees does not so fix a record
                                                                                   date: (i) the record date for determining
                                                                                   shareholders entitled to notice of and to vote at
                                                                                   a meeting of shareholders shall be at the close
                                                                                   of business on the day next preceding the day on
                                                                                   which notice is given, or if notice is waived, at
                                                                                   the close of business on the day next preceding
                                                                                   the day on which the meeting is held; and/or (ii)
                                                                                   the record date for determining shareholders
                                                                                   entitled to vote on any action by consent in
                                                                                   writing without a meeting of shareholders (A)
                                                                                   when no prior action by the Board of Trustees has
                                                                                   been taken, shall be the day on which the first
                                                                                   signed written consent setting forth the action
                                                                                   taken is delivered to the Trust, or (B) when
                                                                                   prior action of the Board of Trustees has been
                                                                                   taken, shall be at the close of business on the
                                                                                   day on which the Board of Trustees adopts the
                                                                                   resolution taking such prior action.

                                                                                   For the purpose of determining the shareholders
                                                                                   of the Trust or any

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                                                                   series or class thereof who are entitled to
                                                                                   receive payment of any dividend or of any other
                                                                                   distribution of assets of the Trust or any series
                                                                                   or class thereof (other than in connection with a
                                                                                   dissolution of the Trust or a series, a merger,
                                                                                   consolidation, conversion, sale of all or
                                                                                   substantially all of its assets, or any other
                                                                                   transaction, which is governed by Article VIII of
                                                                                   the Declaration of Trust), the Board of Trustees
                                                                                   may: (i) from time to time, fix a record date,
                                                                                   which record date shall not precede the date upon
                                                                                   which the resolution fixing the record date is
                                                                                   adopted, and which record date shall not be more
                                                                                   than sixty (60) days before the date for the
                                                                                   payment of such dividend and/or such other
                                                                                   distribution; (ii) adopt standing resolutions
                                                                                   fixing record dates and related payment dates at
                                                                                   periodic intervals of any duration for the
                                                                                   payment of such dividend and/or such other
                                                                                   distribution; and/or (iii) delegate to an officer
                                                                                   or officers of the Trust the determination of
                                                                                   such periodic record and/or payments dates with
                                                                                   respect to such dividend and/or such other
                                                                                   distribution. The Board of Trustees may set
                                                                                   different record dates for different series or
                                                                                   classes.

SHAREHOLDER PROXIES              Shareholders may vote in person or by proxy.      Shareholders may vote in person or by proxy.

TRUSTEES' POWER TO AMEND         The Declaration of Trust may be amended upon a    The Declaration of Trust may be restated and/or
DECLARATION OF TRUST             resolution to that effect being adopted by the    amended at any time by an instrument in writing

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 Trustees and approved by the affirmative vote     signed by not less than a majority of the Board
                                 of the holders of not less than a majority of     of Trustees and, to the extent required by the
                                 the outstanding shares. The Trustees may amend    Declaration of Trust or the 1940 Act, by approval
                                 the Declaration of Trust without a vote of        of such amendment by the shareholders in
                                 shareholders to change the name of the Trust or   accordance with the terms of the Declaration of
                                 to cure any error or ambiguity or if they deem    Trust.
                                 it necessary to conform the Declaration of
                                 Trust to the requirements of applicable state
                                 or federal laws or regulations, including
                                 without limitation the requirements of the
                                 regulated investment company provisions of the
                                 Internal Revenue Code, but the Trustees shall
                                 not be liable for failing so to do.

TERMINATION OF TRUST             Without the vote of the shares of any class       Under the Declaration of Trust, the Trust, or one
                                 (unless otherwise required by applicable law),    of its series, may be dissolved by a majority of
                                 the Trustees may: (a) sell a class' assets to     votes cast of the Trust or series, as applicable,
                                 another investment company in exchange for        or at the discretion of the Board of Trustees at
                                 consideration (which may include securities of    any time there are no outstanding shares or upon
                                 the purchaser) and redeem shareholders either     prior written notice to the Trust's or series'
                                 by cash or by distribution of the consideration   shareholders. The Trust (or a particular series)
                                 received; (b) sell the assets of a class and      may also be dissolved upon the occurrence of a
                                 either (i) redeem the class' outstanding shares   dissolution or termination event pursuant to any
                                 or (ii) combine the class' assets following       provision of the Declaration of Trust or the
                                 such sale pursuant to (c); and (c) combine the    Delaware Act.
                                 assets of a class with the assets belonging to
                                 any other class if the Trustees reasonably        Upon dissolution of the Trust (or a particular
                                 determine such combination will not have a        series, as the case may be), the Board of
                                 material adverse effect on the shareholders       Trustees shall pay or make reasonable provision
                                 participating in the combination. In connection   to pay all claims and obligations of the Trust
                                 with such a combination of assets, the shares     and/or each series (or the particular series, as
                                 of any class may be                               the case may be), including all contingent,
                                                                                   conditional, or unmatured claims

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 converted into shares of any other class or may   and obligations known to the Trust and/or each
                                 be redeemed, at the option of the Trustees.       series (or the particular series, as the case may
                                                                                   be), and all claims and obligations that are
                                                                                   known to the Trust and/or each series (or the
                                                                                   particular series, as the case may be) but for
                                                                                   which the identity of the claimant is unknown.

                                                                                   The Declaration of Trust also provides that any
                                                                                   remaining assets of the dissolved Trust or series
                                                                                   shall be distributed to the shareholders of the
                                                                                   Trust or series, as applicable, ratably according
                                                                                   to the number of outstanding shares of the Trust
                                                                                   or series held of record by the shareholders on
                                                                                   the dissolution distribution date.

MERGER OR CONSOLIDATION OF       The Trust may merge into or consolidate with      Pursuant to an agreement of merger or
TRUST                            any other corporation, association, trust or      consolidation, the Board of Trustees, by vote of
                                 other organization or may sell, lease or          a majority of the Trustees, may cause the Trust
                                 exchange all or substantially all of the Trust    to merge or consolidate with or into one or more
                                 Property (as defined in the Declaration of        statutory trusts or "other business entities" (as
                                 Trust), including its good will, upon such        defined in the Delaware Act) formed or organized
                                 terms and conditions and for such consideration   or existing under the laws of the State of
                                 when and as authorized by vote or written         Delaware or any other state of the United States,
                                 consent of the Trustees and approved by the       or any foreign country or other foreign
                                 affirmative vote of the holders of not less       jurisdiction. Any such merger or consolidation
                                 than two-thirds of the shares outstanding and     shall not require the vote of the shareholders
                                 entitled to vote, voting separately by class      unless such vote is required by the 1940 Act;
                                 except to the extent that the 1940 Act may        provided, however, that the Board of Trustees
                                 require voting without regard to class, or by     shall provide at least thirty (30) days' prior
                                 an instrument or instruments in writing without   written notice to the shareholders of such merger
                                 a meeting consented to by the holders of not      or consolidation.
                                 less than
                                                                                   In all respects not governed by the
                                 two-thirds

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 of such shares, voting separately by class        Delaware Act, the 1940 Act, or other applicable
                                 except to the extent that the 1940 Act may        law, the Board of Trustees shall have the power
                                 require voting without regard to class, and by    to prescribe additional procedures necessary or
                                 the vote or written consent of the holders of     appropriate to accomplish a merger or
                                 two-thirds of the shares of each class of         consolidation, including the power to create one
                                 shares, PROVIDED that if such merger,             or more separate statutory trusts to which all or
                                 consolidation, sale, lease or exchange is         any part of the assets, liabilities, profits, or
                                 recommended by the Trustees, such may be          losses of the Trust or any series may be
                                 approved by a vote of the majority of the         transferred and to provide for the conversion of
                                 outstanding shares of each class, voting          shares of the Trust or any series into beneficial
                                 separately by class.                              interests in such separate statutory trust or
                                                                                   trusts (or series thereof). In order to effect
REMOVAL OF TRUSTEES              Any Trustee may be removed at any time with or    any such merger or consolidation, if the Trust is
                                 without cause by written instrument, signed by    the surviving or resulting statutory trust, any
                                 at least two-thirds of the number of Trustees     one Trustee shall execute and cause to be filed a
                                 prior to such removal, specifying the date when   certificate of merger or consolidation in
                                 such removal shall become effective. Any          accordance with Section 3815 of the Delaware Act.
                                 Trustee who has become incapacitated by illness
                                 or injury may be retired by written instrument    Under the Declaration of Trust, any Trustee may
                                 signed by a majority of the other Trustees.       be removed, with or without cause, by the Board
                                 Upon the incapacity or death of any Trustee,      of Trustees by action of a majority of the
                                 his legal representative must execute and         Trustees then in office, or by vote of the
                                 deliver on his behalf all documents demanded by   shareholders at any meeting called for that
                                 the remaining Trustees.                           purpose.

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
TRUSTEE COMMITTEES               The Trustees may by resolution passed by a        The Board may, by majority vote, designate one or
                                 majority of the Trustees appoint from among its   more committees of the Board, each consisting of
                                 members an executive committee and other          two (2) or more Trustees, to serve at the
                                 committees composed of two or more Trustees,      pleasure of the Board. The Board may, by majority
                                 and may delegate to such committees, in the       vote, designate one or more Trustees as alternate
                                 intervals between meetings of the Trustees, any   members of any such committee who may replace any
                                 or all of the powers of the Trustees in the       absent member at any meeting of the committee.
                                 management of the business and affairs of the     Any such committee, to the extent provided by the
                                 Trust, except the power to issue shares in the    Board, shall have such authority as delegated to
                                 Trust or to recommend to shareholders any         it by the Board from time to time, except with
                                 action requiring shareholders' approval.          respect to: (i) the approval of any action that
                                                                                   under the Declaration of Trust, the Bylaws or
                                 Any committee of the Trustees, including an       applicable law also requires shareholder approval
                                 executive committee, if any, may act with or      or requires approval by a majority of the entire
                                 without a meeting. A quorum for all meetings of   Board or certain members of the Board; (ii) the
                                 any such committee shall be a majority of the     filling of vacancies on the Board or on any
                                 members thereof. Unless provided otherwise in     committee thereof; provided, however, that such
                                 the Declaration of Trust, any action of any       committee may nominate Trustees to fill such
                                 such committee may be taken at a meeting by       vacancies, subject to the Trust's compliance with
                                 vote of a majority of the members present (a      the 1940 Act and the rules thereunder; (iii) the
                                 quorum being present) or without a meeting by     amendment, restatement or repeal of the
                                 unanimous written consent of the members.         Declaration of Trust or the Bylaws or the
                                                                                   adoption of a new Declaration of Trust or new
                                                                                   Bylaws; (iv) the amendment or repeal of any
                                                                                   resolution of the Board; or (v) the designation
                                                                                   of any other committee of the Board or the
                                                                                   members of such committee.

                                                                                   A quorum for all meetings of any such committee
                                                                                   shall be a majority of the members thereof. To
                                                                                   the extent not inconsistent with the provisions
                                                                                   of the 1940 Act, any

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                                                                   action that may be taken at any committee meeting
                                                                                   may be taken without a meeting and without prior
                                                                                   written notice if a consent or consents in
                                                                                   writing setting forth the action so taken is
                                                                                   signed by the Trustees having not less than the
                                                                                   minimum number of votes that would be necessary
                                                                                   to authorize or take that action at a meeting at
                                                                                   which all Trustees on the committee were present
                                                                                   and voted.

                                                                                   The Board may appoint one or more advisory
                                                                                   committees comprised of such number of
                                                                                   individuals appointed by the Board who may meet
                                                                                   at such time, place and upon such notice, if any,
                                                                                   as determined by the Board. Such advisory
                                                                                   committees shall have no power to require the
                                                                                   Trust or any series thereof to take any specific
                                                                                   action.

TRUSTEE LIABILITY                No Trustee shall be subject to any personal       The Declaration of Trust provides that any person
                                 liability whatsoever to any person for any        who is or was a Trustee of the Trust shall be
                                 action or failure to act (including without       liable to the Trust and its shareholders for any
                                 limitation the failure to compel in any way any   act or omission that constitutes a bad faith
                                 former or acting Trustee to redress any breach    violation of the implied contractual covenant of
                                 of trust) except that nothing in the              good faith and fair dealing, for such Trustee's
                                 Declaration of Trust shall protect any Trustee    own willful misfeasance, bad faith, gross
                                 from any liability to the Trust or its            negligence, or reckless disregard of the duties
                                 shareholders to which he would otherwise be       involved in the conduct of such Trustee (such
                                 subject by reason of willful misfeasance, bad     conduct referred to as "Disqualifying Conduct"),
                                 faith or gross negligence in the performance of   and for nothing else.
                                 his duties, or by reason of reckless disregard
                                 of his obligations and duties as Trustee. All     Except in these instances, Trustees shall not be
                                 persons must look solely to the Trust Property    responsible or liable in any event for any act or
                                 belonging to a class of                           omission

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 shares for satisfaction of claims of any nature   of any other agent of the Trust or its investment
                                 arising in connection with the affairs of such    adviser or principal underwriter to the fullest
                                 class of the Trust.                               extent that limitations of liability are
                                                                                   permitted by the Delaware Act.

                                                                                   Moreover, except in these instances, no Trustee,
                                                                                   when acting in his or her capacity as such, shall
                                                                                   be personally liable to any other person, other
                                                                                   than the Trust or its shareholders, for any act,
                                                                                   omission or obligation of the Trust or any
                                                                                   Trustee thereof.

TRUSTEE INDEMNIFICATION          The Trust will indemnify each of its Trustees     The Trust shall indemnify, to the fullest extent
                                 against all liabilities and expenses (including   permitted under applicable law, any Trustee who
                                 amounts paid in satisfaction of judgments, in     was or is a party or is threatened to be made a
                                 compromise, as fines and penalties, and as        party to any proceeding by reason of the fact
                                 counsel fees) reasonably incurred by him in       that such person is or was a Trustee of the
                                 connection with the defense or disposition of     Trust, against expenses, judgments, fines,
                                 any action, suit or other proceeding, whether     settlements, and other amounts actually and
                                 civil or criminal, in which he may be involved    reasonably incurred in connection with such
                                 or with which he may be threatened, while as a    proceeding if such Trustee acted in good faith,
                                 Trustee or thereafter, by reason of his being     or in the case of a criminal proceeding, had no
                                 or having been such a Trustee except with         reasonable cause to believe that the conduct was
                                 respect to any matter as to which he is           unlawful. The termination of any proceeding by
                                 adjudicated to have acted in bad faith, willful   judgment, order, settlement, conviction, or plea
                                 misfeasance, gross negligence or reckless         of nolo contendere or its equivalent shall not of
                                 disregard of his duties, provided that as to      itself create a presumption that the Trustee did
                                 any matter disposed of by a compromise payment    not act in good faith or that the Trustee had
                                 by such person, pursuant to a consent decree or   reasonable cause to believe that the conduct was
                                 otherwise, no indemnification either for said     unlawful. There shall nonetheless be no
                                 payment or for any other expenses will be         indemnification for a Trustee's own Disqualifying
                                 provided unless the Trust receives a written      Conduct.
                                 opinion from independent legal counsel approved
                                 by the Trustees to the                            Any indemnification under the

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 effect that if either the matter of willful       Declaration of Trust shall be made by the Trust,
                                 misfeasance, gross negligence or reckless         or the applicable series thereof, if authorized
                                 disregard of duty, or the matter of bad faith     in the specific case on a determination that
                                 had been adjudicated, it would in the opinion     indemnification of the Trustee is proper in the
                                 of such counsel have been adjudicated in favor    circumstances by (i) a final decision on the
                                 of such person. The rights accruing to any        merits by a court or other body before whom the
                                 person under these provisions will not exclude    proceeding was brought that the Trustee was not
                                 any other right to which he may be lawfully       liable by reason of Disqualifying Conduct
                                 entitled, provided that no person may satisfy     (including, but not limited to, dismissal of
                                 any right of indemnity or reimbursement           either a court action or an administrative
                                 hereunder except out of the property of the       proceeding against the Trustee for insufficiency
                                 Trust. The Trustees may make advance payments     of evidence of any Disqualifying Conduct); or
                                 in connection with the indemnification,           (ii) in the absence of such a decision, a
                                 provided that the indemnified person provides a   reasonable determination, based upon a review of
                                 secured written undertaking to reimburse the      the facts, that the Trustee was not liable by
                                 Trust in the event it is subsequently             reason of Disqualifying Conduct, by (A) the vote
                                 determined that he is not entitled to such        of a majority of a quorum of the Trustees who are
                                 indemnification. The Trustees will indemnify      not (x) Interested Persons (as that term is
                                 representatives and employees of the Trust to     defined in the 1940 Act) of the Trust, (y)
                                 the same extent that Trustees are entitled to     parties to the proceeding, or (z) parties who
                                 indemnification.                                  have any economic or other interest in connection
                                                                                   with such specific case (the "disinterested,
                                                                                   non-party Trustees"), or (B) by independent legal
                                                                                   counsel in a written opinion.

                                                                                   Expenses incurred by a Trustee in defending any
                                                                                   proceeding may be advanced by the Trust, or the
                                                                                   applicable series thereof, before the final
                                                                                   disposition of the proceeding on receipt of an
                                                                                   undertaking by or on behalf of the Trustee to
                                                                                   repay the amount of the advance if it shall be
                                                                                   determined ultimately that the Trustee is not
                                                                                   entitled to be indemnified as authorized under
                                                                                   the Declaration

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                                                                   of Trust, provided that at least one of the
                                                                                   following conditions for the advancement of
                                                                                   expenses is met: (i) the Trustee shall provide
                                                                                   appropriate security for his or her undertaking;
                                                                                   (ii) the Trust, or the applicable series thereof,
                                                                                   shall be insured against losses arising by reason
                                                                                   of any lawful advances; or (iii) a majority of a
                                                                                   quorum of the disinterested non-party Trustees of
                                                                                   the Trust, or an independent legal counsel in a
                                                                                   written opinion, shall determine, based on a
                                                                                   review of readily available facts (as opposed to
                                                                                   a full trial-type inquiry), that there is reason
                                                                                   to believe that the Trustee ultimately will be
                                                                                   found entitled to indemnification.

DIVIDENDS                        Shares of each class shall be entitled to such    The Declaration of Trust provides that the
                                 dividends and distributions, in shares or in      shareholders of any series or class of the Trust
                                 cash or both, as may be declared from time to     shall be entitled to receive dividends and
                                 time by the Trustees, acting in their sole        distributions when, if, and as declared by its
                                 discretion, with respect to such class,           Board of Trustees, and that the right of the
                                 provided that dividends and distributions on      Trust's shareholders to receive dividends or
                                 shares of a particular class shall be paid only   other distributions on shares of any class may be
                                 out of the lawfully available "assets belonging   set forth in a plan adopted by the Board of
                                 to" such class as such term is defined in the     Trustees pursuant to the 1940 Act. Dividends and
                                 Declaration of Trust.                             distributions may be paid in cash, in kind or in
                                                                                   shares, and the Board of Trustees may retain such
                                                                                   amounts as it may deem necessary or desirable for
                                                                                   the conduct of the Trust's affairs.

CAPITALIZATION                   The beneficial interest in the Trust shall at     The Trust's shares of beneficial interest are
                                 all times be divided into an unlimited number     issued without par value and the Declaration of
                                 of full and fractional transferable shares        Trust authorizes the issuance of an

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 without par value.                                unlimited number of shares, which may be divided
                                                                                   into separate and distinct series or classes.
                                                                                   These series and classes will have the rights,
                                                                                   powers and duties set forth in the Declaration of
                                                                                   Trust or as specified in resolutions of the Board
                                                                                   of Trustees.

NUMBER OF TRUSTEES AND           There may be no less than three nor more than     The Declaration of Trust provides that the number
VACANCIES                        ten Trustees, provided that so long as there      of Trustees shall in no event be less than one
                                 are less than three shareholders, the number of   nor more than fifteen. The number of Trustees
                                 Trustees may be less than three but not less      shall not be reduced so as to shorten the term of
                                 than the number of shareholders. The term of      any Trustee then in office. Each Trustee shall
                                 office of a Trustee will terminate and a          hold office for the lifetime of the Trust or
                                 vacancy will occur in the event of the death,     until such Trustee's earlier death, resignation,
                                 resignation, removal, or incapacity to perform    removal, retirement, or inability otherwise to
                                 the duties of the office of a trustee.            serve, or if sooner than any of such events,
                                                                                   until the next meeting of shareholders called for
                                 In case a vacancy exists by reason of an          the purpose of electing Trustees or consent of
                                 increase in number, or for any other reason,      shareholders in lieu thereof for the election of
                                 the remaining Trustees may fill such vacancy by   Trustees, and until the election and
                                 appointing such other person as they in their     qualification of his or her successor.
                                 discretion shall select. An appointment of a
                                 Trustee may be made in anticipation of vacancy    The Bylaws provide that vacancies on the Board
                                 to occur at a later date by reason of             may be filled by not less than a majority vote of
                                 retirement or resignation of the Trustee or an    the Trustee(s) then in office, regardless of the
                                 increase in the number of Trustees; provided,     number and even if less than a quorum. However, a
                                 that such appointment will not become effective   shareholders' meeting shall be called to elect
                                 prior to such retirement or resignation or such   Trustees if required by the 1940 Act.
                                 increase in the number of Trustees.
                                                                                   In the event all Trustee offices become vacant,
                                 Whenever a vacancy in number of Trustees          an authorized officer of the investment adviser
                                 occurs, until such vacancy is filled, the         shall serve as the sole remaining Trustee
                                 Trustees in office, regardless of their number,   (effective upon the
                                 shall have all the powers granted to the
                                 Trustees and shall discharge all the duties
                                 imposed on the

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 Trustees by the Declaration of Trust. A written   vacancy in office of the last Trustee) and shall,
                                 instrument certifying existence of such vacancy   as soon as practicable, fill all of the vacancies
                                 signed by a majority of the Trustees shall be     on the Board; provided, however, that the
                                 conclusive evidence of the existence of such      percentage of Trustees who are disinterested
                                 vacancy. Such appointment shall be evidenced by   Trustees (as defined in the Bylaws) shall be no
                                 a written instrument signed by a majority of      less than that required by the 1940 Act. Upon the
                                 the then Trustees but the appointment will not    qualification of such Trustees, the authorized
                                 take effect until the individual so named has     officer of the investment adviser shall resign as
                                 qualified by accepting in writing the             Trustee and a shareholders' meeting shall be
                                 appointment and agreeing to be bound by the       called, as required by the 1940 Act, to elect
                                 terms of the Declaration of Trust. A vacancy      Trustees. Whenever a vacancy in the Board shall
                                 may also be filled by the shareholders in an      occur, until such vacancy is filled or the number
                                 election held at a duly called meeting. As soon   of authorized Trustees constituting the Board is
                                 as any Trustee so appointed or elected has        decreased pursuant to the Declaration of Trust,
                                 qualified, the Trust estate shall vest in the     the Trustee(s) then in office, regardless of the
                                 new Trustee or Trustees, together with the        number and even if less than a quorum, shall have
                                 continuing Trustees, without any further act or   all the Board's powers and shall discharge all
                                 conveyance.                                       the Board's duties as though such number
                                                                                   constitutes the entire Board.

INDEPENDENT CHAIR OF THE BOARD   The Declaration of Trust and Code of              The Declaration of Trust and Bylaws do not
                                 Regulations do not require an independent chair   require an independent chair of the Board of
                                 of the Board of Trustees.                         Trustees.

INSPECTION OF BOOKS AND          The Trustees may from time to time determine      The Bylaws provide that, upon reasonable written
RECORDS                          whether and to what extent, and at what time      demand to the Trust, a shareholder may inspect
                                 and places, and under what conditions and         certain information as to the governance and
                                 regulations the accounts and books of the Trust   affairs of the Trust for any purpose reasonably
                                 or any of them shall be open to the inspections   related to the shareholder's interest as a
                                 of the shareholders; and no shareholder has any   shareholder. However, reasonable standards
                                 right to inspect any account or book or           governing the information and documents to be

                                           MASSACHUSETTS BUSINESS TRUST                         DELAWARE STATUTORY TRUST
                                 -----------------------------------------------   -------------------------------------------------
                                 document of the Trust except as conferred by      furnished and the time and location of furnishing
                                 law or authorized by the Trustees or by           them may be established by the Board of Trustees
                                 resolution of the shareholders.                   or, if the Board has not done so, by the
                                                                                   president, any vice-president or the secretary.
                                                                                   In addition, the Bylaws also authorize the Board
                                                                                   or, in case the Board does not act, the
                                                                                   president, any vice-president or the secretary,
                                                                                   to keep confidential from shareholders for a
                                                                                   reasonable period of time any information that
                                                                                   the Board or the officer reasonably believes to
                                                                                   be in the nature of trade secrets or other
                                                                                   information that the Board or the officer in good
                                                                                   faith believes: (1) would not be in the best
                                                                                   interests of the Trust or any series thereof to
                                                                                   disclose; (2) could damage the Trust or any
                                                                                   series thereof or its business; or (3) that the
                                                                                   Trust or any series thereof is required by law or
                                                                                   by agreement with a third party to keep
                                                                                   confidential.

                           VOTE THIS PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

              CALL: To vote by phone, call toll-free 1-866-241-6192

                      and follow the recorded instructions.

              LOG-ON: Vote on the internet at www.proxy-direct.com

                       and follow the on-line directions.

          MAIL: Return the signed proxy card in the enclosed envelope.

     ALLEGIANT FUNDS AND ALLEGIANT ADVANTAGE FUNDS PROXY FOR A JOINT SPECIAL
                  MEETING OF SHAREHOLDERS ON DECEMBER 17, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF ALLEGIANT FUNDS AND ALLEGIANT ADVANTAGE FUNDS (EACH A "TRUST" AND TOGETHER, THE "TRUSTS") and relates to the proposals with respect to the Trusts, for use at a Joint Special Meeting of Shareholders to be held on December 17, 2009 at 10:00 a.m. (Eastern
Time) in the offices of the Trusts' Co-Administrator, PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

     The undersigned hereby appoints David C. Lebisky and Matthew R. Hostelley, and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Joint Special Meeting of Shareholders of the Trusts, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Trusts which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Joint Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Joint Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE TRUSTS AND PROXY STATEMENT DATED OCTOBER 19, 2009.

                                             YOUR VOTE IS IMPORTANT.

IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Date: ______, 2009

--------------------------------

--------------------------------

Signature (Joint Owners) (SIGN IN THE BOX)

Please sign exactly as name appears herein. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

This Proxy Card, if properly executed, will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. THIS PROXY WILL BE VOTED IN THE DESIGNATED PROXY HOLDER'S DISCRETION AS TO OTHER MATTERS THAT COME BEFORE THE JOINT SPECIAL MEETING.

PROPOSALS

The Board of Trustees of the Trusts unanimously recommends that you vote FOR each of the nominees listed.

     Proposal 1: To approve the election of Trustees to the Boards of Trustees of the Trusts.

     (1) Robert D. Neary, (2) Dorothy A. Berry, (3) Kelley J. Brennan, (4) Richard W. Furst, (5) Dale C. LaPorte, (6) L. White Matthews, III, (7) Edward D. Miller, Jr. and (8) John R. Murphy.

     [ ]  FOR All                 [ ]  WITHHOLD ALL           [ ] FOR ALL EXCEPT


     INSTRUCTION: To withhold authority to vote for any individual nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.


     ---------------------------------------------------------------------------

The Board of Trustees of the Trusts unanimously recommends that you vote FOR the Proposals.

                                                                         FOR   AGAINST   ABSTAIN
                                                                         ---   -------   -------
     Proposal 2:   To approve a reorganization ("Redomestication") of    [ ]     [ ]       [ ]
                   each Trust from a Massachusetts business trust into
                   a Delaware statutory trust pursuant to an Agreement
                   and Plan of Reorganization, Conversion and
                   Termination.

     Proposal 3:   To approve a new investment advisory agreement with   [ ]     [ ]       [ ]
                   PNC Capital Advisors, LLC

     Proposal 4:   To approve the Amended and Restated Rule 12b-1 Plan   [ ]     [ ]       [ ]
                   for Class A Shares

